     As filed electronically with the Securities and Exchange Commission on
                                December 29, 2000
                        (File Nos. 33-36962 and 811-6175)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 25                  [x]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 27                          [x]

                               ECLIPSE FUNDS INC.
               (Exact Name of Registrant as Specified in Charter)

                   51 Madison Avenue, New York, New York 10010
                    (Address of Principal Executive Officers)

                   Registrant's Telephone Number: 212-576-7215

                              Robert Anselmi, Esq.
                                51 Madison Avenue
                              New York, N.Y. 10010

                                   Copies to:
                            Mitchell B. Birner, Esq.
                                     Dechert
                              30 Rockefeller Plaza
                              New York, N.Y. 10012

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

        [x] It is proposed that this Post-Effective Amendment become effective on February 27, 2001 pursuant to paragraph (a) of Rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                   ECLIPSE FUNDS

Prospectus

March 1, 2001


EQUITY FUNDS

Eclipse Growth Equity Fund
Eclipse Value Equity Fund
Eclipse Indexed Equity Fund
Eclipse Mid Cap Core Fund
Eclipse Mid Cap Value Fund
Eclipse Small Cap Value Fund

FIXED-INCOME FUNDS

Eclipse Bond Fund
Eclipse Core Bond Plus Fund
Eclipse Indexed Bond Fund
Eclipse Short Term Bond Fund
Eclipse Ultra Short Term Income Fund
Eclipse Tax Free Bond Fund
Eclipse Money Market Fund

BLENDED FUNDS

Eclipse Asset Manager Fund
Eclipse Balanced Fund

INTERNATIONAL FUNDS

Eclipse International Equity Fund
Eclipse EAFE Index Fund
Eclipse International Bond Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[ECLIPSE FUNDS LOGO]

      What's Inside?

  2      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview
         EQUITY FUNDS
  6      Eclipse Growth Equity Fund
 10      Eclipse Value Equity Fund
 14      Eclipse Indexed Equity Fund
 18      Eclipse Mid Cap Core Fund
 20      Eclipse Mid Cap Value Fund
 24      Eclipse Small Cap Value Fund
         FIXED-INCOME FUNDS
 28      Eclipse Bond Fund
 32      Eclipse Core Bond Plus Fund
 36      Eclipse Indexed Bond Fund
 40      Eclipse Short Term Bond Fund
 44      Eclipse Ultra Short Term Income Fund
 48      Eclipse Tax Free Bond Fund
 52      Eclipse Money Market Fund
         BLENDED FUNDS
 56      Eclipse Asset Manager Fund
 62      Eclipse Balanced Fund
         INTERNATIONAL FUNDS
 66      Eclipse International Equity Fund
 70      Eclipse EAFE Index Fund
 74      Eclipse International Bond Fund
 78      More about Investment Strategies and Risks
 82      Shareholder Guide
 82        Multi-Class Structure
 83        Buying, Selling and Exchanging Shares
 83        How to Open An Account
 83        Investment Minimums
 88        General Policies
 90        Determining the Funds' Share Prices (NAV) and Valuation of
           Securities
 90        Fund Earnings
 91        Understand the Tax Consequences
 94      Know With Whom You're Investing
100      Financial Highlights for Eclipses Funds Inc.
114      Financial Highlights for Eclipse Funds

2

Investment Objectives,

Principal Investment Strategies and Principal Risks: An Overview

This prospectus discusses Eclipse Funds Inc., a Maryland corporation (formerly MainStay Institutional Funds Inc.), which is a series mutual fund with 14 different series, and Eclipse Funds, a Massachusetts business trust, which is a series mutual fund with four different series (the series of Eclipse Funds and Eclipse Funds, Inc. are collectively referred to as the "Funds"). Each of the Funds, which invest for varying combinations of income and growth, is managed by New York Life Investment Management LLC ("NYLIM"). NYLIM is responsible for the day-to-day portfolio management of ten of the Funds and has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), to act as Subadvisor to eight of the Funds. Each Fund pursues somewhat different strategies to achieve its objective, but all of the Equity Funds invest, under normal market conditions, primarily in equity securities and all of the Fixed Income Funds invest, under normal market conditions, primarily in debt or fixed income securities. The Blended Funds normally invest in a mix of equity and fixed income investments. In times of unusual or adverse conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. Equity securities may be purchased through principal stock exchanges, such as the New York Stock Exchange, or in the over-the-counter market. There are many different types of equity securities, including: stocks, convertible securities, and American Depositary Receipts ("ADRs"). Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. Investment in common stocks and other equity securities is particularly subject to the risks of:

- Changing economic conditions: Common stocks may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make common stocks volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be purchased directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including:

- bonds

- notes

- debentures and others

Some debt securities pay fixed rates of return while others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity.

The risks involved with investing in debt securities include:

- Credit Risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity Risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. A Fund that holds debt securities with a longer average maturity may fluctuate in value more than a Fund that holds debt securities with a shorter maturity.

- Market Risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest Rate Risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

4

NOT INSURED

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

YOU COULD LOSE MONEY

Before considering one or more investments, you should understand that you could lose money.

NAV WILL FLUCTUATE

The value of Fund shares, also known as net asset value ("NAV"), will fluctuate based on the value of a Fund's holdings. In addition to the factors discussed above, Fund share prices will fluctuate based on changes in:

- company or industry conditions

- economic or market conditions, and

- the value of U.S. dollars in relation to the value of other foreign currencies

MORE INFORMATION

The next section of this prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks, past performance and expenses of each of the Funds offered in this prospectus. Please review it carefully.

                      [This page intentionally left blank]

6

---------------------------
"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The S&P 500 Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500 are the largest and most dominant firms in their respective industries.

Growth Equity Fund

The Growth Equity Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity securities.

INVESTMENT PROCESS

The Fund normally invests in securities of companies with investment characteristics such as:

- participation in expanding product or service markets

- increasing unit sales volume

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500 Index

- increasing return on investment

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. As a result, the Fund may invest in any other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors such as:

- new management

- new products

- changes in consumer demand

- changes in the economy

                                                                               7
                                                              GROWTH EQUITY FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indexes, such as the Dow Jones Industrial Average and the S&P 500 Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

8
GROWTH EQUITY FUND
[BAR GRAPH]

1991                                                                               67.00
1992                                                                                5.63
1993                                                                                9.59
1994                                                                               -2.23
1995                                                                               37.88
1996                                                                               21.62
1997                                                                               24.73
1998                                                                               40.50
1999                                                                               25.33
2000                                                                               [   ]

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1991-2000)


             PAST PERFORMANCE


             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class (formerly Institutional Service Class) shares, first offered on January 1, 1995, include the historical performance of the No-Load Class (formerly Institutional Class) shares, since the Fund's inception (January 2,
             1991) through December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                               [  ]               [  ]
  Lowest return/worst quarter                               [  ]               [  ]


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                           1 YEAR            5 YEARS            10 YEARS

  Growth Equity Fund
  No-Load Class                                 %                 %                   %
  Service Class                                 %                 %                   %

  S&P 500 Index*                                %                 %                   %


* The S&P 500 Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

                                                                               9
                                                              GROWTH EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                        NO-LOAD   SERVICE
           (fees paid directly from your investment)             CLASS     CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None      None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                        None      None

  Exchange Fee*                                                   None      None

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fees                                                 .85%      .85%

  Distribution (12b-1) Fees                                       None      None

  Other Expenses**                                                .08%      .33%

  Total Annual Fund Operating Expenses***                         .93%     1.18%

  * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

 ** Includes shareholder service fees of .25% for Service Class shares.

 *** The Manager has voluntarily agreed to limit the Fund's annual total operating expenses for the No-Load Class and Service Class shares to .93% and 1.18% respectively, through the fiscal year ending October 31, 2001. This waiver may be discontinued at any time.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                      NO-LOAD         SERVICE
  EXPENSES AFTER      CLASS*          CLASS*

   1 year             $               $

   3 years            $               $

   5 years            $               $

  10 years            $               $


* Does not reflect fee waiver.

10

---------------------------
TOTAL RETURN means a combination of income and realized and unrealized capital gains.

VALUE EQUITY FUND

The Value Equity Fund's investment objective is to seek maximum long-term TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of total assets in equity securities.

INVESTMENT PROCESS

The Fund is not designed or managed primarily to produce current income.

The Fund principally invests in common stocks which:

- MacKay Shields, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased

- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria

- are listed on a national securities exchange or are traded in the over-the-counter market

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare market price to:

- the company's "book" value;

- estimated value of the company's assets (liquidating value);

- the company's cash flow; and

- to a lesser extent, the Subadvisor will also look at trends and forecasts such as growth rates and future earnings.

                                                                              11
                                                               VALUE EQUITY FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

12
VALUE EQUITY FUND
[BAR GRAPH]

1991                                                                               36.60
1992                                                                               20.71
1993                                                                               14.90
1994                                                                                1.22
1995                                                                               29.42
1996                                                                               22.41
1997                                                                               22.63
1998                                                                               -8.10
1999                                                                                9.22
2000                                                                              [     ]

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1991-2000)


             PAST PERFORMANCE


             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class (formerly Institutional Service Class) shares, first offered on January 1, 1995, include the historical performance of the No-Load Class (formerly Institutional Class) shares, since the Fund's inception (January 2,
             1991) through December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                           1 YEAR            5 YEARS            10 YEARS

  Value Equity Fund
  No-Load Class                                 %                 %                   %
  Service Class                                 %                 %                   %

  S&P 500 Index*                                %                 %                   %


* The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

                                                                              13
                                                               VALUE EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                        NO-LOAD       SERVICE
           (fees paid directly from your investment)             CLASS         CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                            None           None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                       None           None

  Exchange Fee*                                                  None           None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                 .85%           .85%

  Distribution (12b-1) Fees                                      None           None

  Other Expenses**                                               .11%           .36%

  Total Annual Fund Operating Expenses***                        .96%          1.21%

  * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

 ** Includes shareholder service fees of .25% for Service Class shares.

*** The Manager has voluntarily agreed to limit the Fund's annual total operating expenses for the No-Load Class and Service Class shares to .94% and 1.19%, respectively, through the fiscal year ending October 31, 2001. This waiver may be discontinued at any time.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                   NO-LOAD   SERVICE
  EXPENSES AFTER   CLASS*    CLASS*

   1 year          $         $

   3 years         $         $

   5 years         $         $

  10 years         $         $


* Does not reflect fee waiver.

14

---------------------------
TOTAL RETURN means a combination of income and realized and unrealized capital gains.

---------------------------
INDEX FUNDS seek to match their respective indices, unlike other funds which generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

INDEXED EQUITY FUND

The Indexed Equity Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of total assets in stocks in the S&P 500 Index in the same proportion, to the extent feasible, as they are represented in the S&P 500 Index.

INVESTMENT PROCESS

NYLIM, the Fund's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500 Index. The correlation between the performance of the Fund and the S&P 500 Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index.

The Fund's investments also include S&P 500 Index futures which are used for cash management purposes.

                                                                              15
                                                             INDEXED EQUITY FUND

---------------------------
"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500 are the largest and most dominant firms in their respective industries.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. If the value of the S&P 500 Index declines, the net asset value of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500 Index may be affected by, among other things:

- transactions costs

- changes in either the makeup of the S&P 500 Index or number of shares outstanding for the components of the S&P 500 Index

- the timing and amount of contributions to, and redemptions from, the Fund by shareholders

Consistent with its principal investment strategies, the Fund's investments include S&P 500 Index futures which are a type of derivative. The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

16
INDEXED EQUITY FUND
[BAR GRAPH]

1991                                                                               29.80
1992                                                                                7.19
1993                                                                                9.41
1994                                                                                0.90
1995                                                                               36.88
1996                                                                               22.57
1997                                                                               32.88
1998                                                                               28.62
1999                                                                               20.83
2000                                                                               [   ]

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1991-2000)


             PAST PERFORMANCE


             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class (formerly Institutional Service Class) shares, first offered on January 1, 1995, include the historical performance of the No-Load Class (formerly Institutional Class) shares, since the Fund's inception (January 2,
             1991) through December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                           1 YEAR            5 YEARS            10 YEARS

  Indexed Equity Fund
  No-Load Class                                 %                 %                   %
  Service Class                                 %                 %                   %

  S&P 500 Index*                                %                 %                   %


* The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

                                                                              17
                                                             INDEXED EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                  NO-
                        SHAREHOLDER FEES                         LOAD         SERVICE
           (fees paid directly from your investment)             CLASS         CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                            None          None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                           None          None

  Exchange Fee*                                                  None          None

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                 .50%          .50%

  Distribution (12b-1) Fees                                      None          None

  Other Expenses**                                               .05%          .30%

  Total Annual Fund Operating Expenses***                        .55%          .80%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

 ** Includes shareholder service fees of .25% for Service Class shares.

*** The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the ten months ended October 31, 1999 the management fee paid was .25% for No-Load Class shares and .25% for Service Class shares and total fund operating expenses were .30% for No-Load Class shares and .55% for Service Class shares. Management has further voluntarily agreed to limit the Fund's annual total operating expenses for the No-Load Class and Service Class shares to .30% and .55%, respectively, through the fiscal year ending October 31, 2001. This waiver may be discontinued at any time.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                   NO-LOAD   SERVICE
  EXPENSES AFTER   CLASS*    CLASS*

   1 year           $         $

   3 years          $         $

   5 years          $         $

  10 years          $         $


* Does not reflect fee waiver.

18

---------------------------
THE RUSSELL MIDCAP(R) INDEX includes the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

Mid Cap Core Fund

The Mid Cap Core Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of the value of its total assets in the common stocks of U.S. companies with market capitalizations similar to the market capitalization of those companies in the Russell Midcap Index. NYLIM, the Fund's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

INVESTMENT PROCESS

NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid cap universe and then generally invests in those companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top half of the ranking by the proprietary model.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

PAST PERFORMANCE

Since the Fund commenced operations on January 2, 2001 there are no performance figures reflecting the Fund's performance.

                                                                              19
                                                               MID CAP CORE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                  NO-
                        SHAREHOLDER FEES                         LOAD
           (fees paid directly from your investment)             CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None

  Exchange Fee*                                                   None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                  .85%

  Distribution (12b-1) Fees                                       None

  Other Expenses**                                                .37%
                                                                 -----

  Total Annual Fund Operating Expenses***                        1.22%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

 ** "Other Expenses" are based on estimated amounts for the current fiscal year.

*** The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that annual operating expenses exceed 1.00% of average daily net assets of the Fund. As a result, for the fiscal year ending October 31, 2001 it is estimated that the management fee paid will be .63% and total annual fund operating expenses will be 1.00% of the Fund's average daily net assets. This waiver may be discontinued at any time.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

                                             NO-LOAD
               EXPENSES AFTER                CLASS*

  1 year                                     $  124

  3 years                                    $  387

* Does not reflect fee waiver.

20

---------------------------
TOTAL RETURN means a combination of income and realized and unrealized capital gains.

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

MID CAP VALUE FUND

The Mid Cap Value Fund seeks high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests more than 65% of its assets in common and preferred stock.

INVESTMENT PROCESS

The Fund invests primarily in mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of a Fund's net assets in any one company and 25% in any one industry, and it consistently re-balances its investments.

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market or to hedge returns.

- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.

- The Manager does not visit companies; it relies on its statistical analysis of the companies' financial statements.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the analysis.

- The Manager does not use options or futures.

- Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

                                                              MID CAP VALUE FUND
---------------------------
A WARRANT is a security which entitles the owner of a bond or preferred stock to buy certain amounts of common stock at a specified price for a defined period.
---------------------------
RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. ILLIQUID SECURITIES are securities that have no ready market.

The Fund may lend up to 20% of its assets and may invest:

- up to 5% of its assets in WARRANTS.
- up to 20% of its assets in securities of foreign issuers, but only in countries the Manager considers stable and only in securities the Manager considers high quality.

- up to 10% of its assets in RESTRICTED SECURITIES or ILLIQUID SECURITIES.

- in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into stock.

The Fund may also purchase large-capitalization stocks for additional liquidity and engage in active trading. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

The main risk associated with investing in the Fund includes:

- Market risk -- Stocks fluctuate in price. As the Fund's holdings fluctuate, so will the price of the Fund's shares. Consequently, your investment could be worth less than you paid when you decide to sell. In other words, you could lose money on your investment.

Since the Fund may invest up to 20% of its assets in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

- changes in monetary policy

The Fund's use of an investment practice such as securities lending also presents certain risks. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

22
MID CAP VALUE FUND
[MID CAP VALUE FUND BAR GRAPH]

1995                                                                             26.82
1996                                                                             22.40
1997                                                                             32.46
1998                                                                             10.35
1999                                                                              0.04
2000                                                                             [   ]

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1995 -2000)


             PAST PERFORMANCE


             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last five years. The table shows how the Fund's average annual total returns for one year, five year and life of the Fund periods compare to those of a broad-based securities index. As with all mutual funds, past performance is not necessarily an indication of how the fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1995 -2000)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                   1 YEAR            5 YEARS             SINCE INCEPTION

  Mid Cap Value Fund
  No-Load Class                         %                 %

  Russell Midcap Index**                %                 %

  Standard & Poor's 500
    Index***                            %                 %


 * The Fund's inception was 12/27/94; its annualized total return since inception was 17.8%.

 ** The Russell Midcap(R) Index includes the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

*** The S&P 500 Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

                                                                              23
                                                              MID CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                  NO-
                        SHAREHOLDER FEES                         LOAD
           (fees paid directly from your investment)             CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None

  Exchange Fee*                                                   None

  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

  Management Fee                                                  .90%

  Distribution (12b-1) Fees                                       None

  Other Expenses                                                  .15%
                                                                 -----

  Total Annual Fund Operating Expenses**                         1.05%

* Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

** The Manager has undertaken that there will be no increase in the ordinary operating expense ratios of the Fund through December 31, 2002 from that of the twelve months' ended December 31, 2000. Provided however, this limitation shall not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000.
EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                NO-LOAD
                         EXPENSES AFTER                          CLASS

   1 year                                                       $

   3 years                                                      $

   5 years                                                      $

  10 years                                                      $

24

---------------------------
TOTAL RETURN means a combination of income and realized and unrealized capital gains.

---------------------------
SMALL-CAPITALIZATION STOCKS are common stocks of relatively small U.S. companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks. The Fund considers small-capitalization stocks to be the bottom 80% of companies sorted by market capitalization.
---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

SMALL CAP VALUE FUND

The Small Cap Value Fund seeks high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in SMALL-CAPITALIZATION STOCKS that, NYLIM, the Fund's Manager, determines are value stocks.

INVESTMENT PROCESS

"Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. The Manager seeks relatively low portfolio turnover. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of a Fund's net assets in any one company and 25% in any one industry, and it consistently re-balances its investments.

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market or to hedge returns.

- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.

- The Manager does not visit companies; it relies on its statistical analysis of the companies.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the analysis.

- The Manager does not use options or futures.

- The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

                                                                              25
                                                            SMALL CAP VALUE FUND

---------------------------
A WARRANT is a security which entitles the owner of a bond or preferred stock to buy certain amounts of common stock at a specified price for a defined period.

---------------------------
RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. ILLIQUID SECURITIES are securities that have no ready market.
---------------------------
ACTIVE TRADING
If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.

The Fund may lend up to 20% of its assets and may invest:
- up to 5% of its assets in WARRANTS.
- up to 20% of its assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers high quality.
- up to 10% of its assets in RESTRICTED SECURITIES or ILLIQUID SECURITIES.
- in common stock, and in other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.

The Fund may also purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

Market risk -- Stocks fluctuate in price. As the holdings fluctuate, so will the price of the Fund's shares. Consequently, your investment could be worth less than you paid when you decide to sell. In other words, you could lose money on your investment.

Small-capitalization stocks risk -- Smaller capitalization stocks can be risky. They may be more thinly traded than larger company stocks and consequently may be more volatile. Their returns may vary significantly from the overall stock markets.

Since the Fund may invest up to 20% of its assets in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

- changes in monetary policy

The Fund's use of an investment practice such as securities lending also presents certain risks. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

26
SMALL CAP VALUE FUND
[BAR GRAPH]

1991                                                                               31.18
1992                                                                               19.38
1993                                                                               17.02
1994                                                                               -4.74
1995                                                                               19.69
1996                                                                               29.87
1997                                                                               33.30
1998                                                                                3.40
1999                                                                                3.05
2000                                                                               [   ]

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1991-2000)


             The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

             PAST PERFORMANCE

             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one year, five year, and ten year periods compare to those of a broad-based market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                             1 YEAR            5 YEARS            10 YEARS

  Small Cap Value Fund

  No-Load Class                                   %                 %                   %
  Standard & Poor's Small Cap 600
  Index*                                          %                 %                   %

  Russell 2000 Index**                            %                 %                   %

  Standard & Poor's 500 Index***                  %                 %                   %

  Lipper Small Cap Value Fund
  Index****                                       %                 %                   %


  * This index is a market value weighted benchmark of 600 smaller capitalization common stocks.
 ** This index tracks the smallest 2,000 companies in the Russell 3000 Index;
    the Russell 3000 includes the largest 3,000 U.S. companies determined by market capitalization.
 *** The S&P 500 Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.
**** This index tracks the performance of the 30 largest small company value funds, after expenses, adjusted for the reinvestment of capital gains distributions and income dividends. Previously the Lipper Small Cap Fund Index was used as one of the benchmarks. Lipper no longer provides that Index. The Lipper Small Cap Value Index is now used, and also reflects the category in which Lipper has placed Eclipse Small Cap Value Fund.

                                                                              27
                                                            SMALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                  NO-
                        SHAREHOLDER FEES                         LOAD
           (fees paid directly from your investment)             CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None

  Exchange Fee*                                                   None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                 1.00%

  Distribution (12b-1) Fees                                       None

  Other Expenses                                                  .18%

  Total Annual Fund Operating Expenses**                         1.18%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

** The Manager has undertaken that there will be no increase in the ordinary operating expense ratios of the Fund through December 31, 2002 from that of the twelve months' ended December 31, 2000. Provided however, this limitation shall not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                             NO-LOAD
               EXPENSES AFTER                 CLASS

   1 year                                    $

   3 years                                   $

   5 years                                   $

  10 years                                   $

28

---------------------------
TOTAL RETURN means a combination of income and realized and unrealized capital gains.

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

BOND FUND

The Bond Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with liquidity, low risk to principal and investment in debt securities.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 70% of its total assets in:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities

- obligations of international or supranational entities

- debt securities issued by U.S. or foreign corporate entities

- ZERO COUPON BONDS

- MUNICIPAL BONDS

- MORTGAGE-RELATED and other ASSET-BACKED SECURITIES

- loan participation interests

The effective maturity of this portion of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by MacKay Shields, the Fund's Subadvisor.

At least 65% percent of the Fund's total assets will be invested in debt securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by S&P when purchased, or if unrated, determined by the Subadvisor to be of comparable quality.

Normally the Fund may use up to 30% of its total assets to shorten or lengthen the portfolio's effective maturity. This portion of the Fund's assets may be invested in long-term U.S. Treasuries (ten to thirty years) and cash equivalent short-term obligations, including: certificates of deposit, time deposits, bankers' acceptances issued by U.S. or foreign banks, certificates of deposit and time deposits issued by savings and loan associations, commercial paper, repurchase agreements and reverse repurchase agreements.

As part of the Fund's principal investment strategies, the Subadvisor may use investment practices such as MORTGAGE DOLLAR ROLLS and portfolio securities lending.

INVESTMENT PROCESS
In pursuing the Fund's investment strategy, the Fund's Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease

                                                                              29
                                                                       BOND FUND

---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

---------------------------
In a MORTGAGE DOLLAR ROLL, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.
---------------------------
ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.
---------------------------
MUNICIPAL BONDS are bonds issued by, or on behalf of, the states, the District of Columbia, the territories, commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities of these entities.

the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.
Consistent with its principal investment strategy, the Fund may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or FLOATING rates of interest.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates

- issuer creditworthiness

- market conditions

- maturities

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

- changes in monetary policy

The Fund's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives such as floaters may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

30
BOND FUND
[BAR GRAPH]

1991                                                                               14.00
1992                                                                                6.39
1993                                                                                9.74
1994                                                                               -3.31
1995                                                                               17.88
1996                                                                                2.80
1997                                                                                8.57
1998                                                                                7.93
1999                                                                               -2.47
2000                                                                               [    ]

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1991-2000)


PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class (formerly Institutional Service Class) shares, first offered on January 1, 1995, include the historical performance of the No-Load Class (formerly Institutional Class) shares, since the Fund's inception (January 2, 1991) through December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                            1 YEAR            5 YEARS            10 YEARS

  Bond Fund
  No-Load Class                                  %                 %                  %
  Service Class                                  %                 %                  %

  Lehman Brothers Aggregate Index*               %                 %                  %



 * The Lehman Brothers Aggregate Index (the "Aggregate Index") includes the following other Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar-denominated and investment grade, and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million. Previously the Bond Fund has used the Lehman Brothers Gov't/Corporate Bond Index as a comparative broad-based securities market index. The Bond Fund has chosen the Lehman Brothers Aggregate Index because it is more reflective of the mix of securities that the Fund invests in.

                                                                              31
                                                                       BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                  NO-
                        SHAREHOLDER FEES                         LOAD         SERVICE
           (fees paid directly from your investment)             CLASS         CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None          None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None          None
  Exchange Fee*                                                   None          None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                  .75%          .75%

  Distribution (12b-1) Fees                                       None          None

  Other Expenses**                                                .10%          .35%

  Total Annual Fund Operating Expenses***                        0.85%         1.10%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

 ** Includes shareholder service fees of .25% for Service Class shares.

*** The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the ten months ended October 31, 1999 the management fee paid was .65% for No-Load Class shares and .65% for Service Class shares, and total fund operating expenses were .75% for No-Load Class shares and 1.00% for Service Class shares. Management has further voluntarily agreed to limit the Fund's annual total operating expenses for the No-Load Class and Service Class shares to .75% and 1.00%, respectively, through the fiscal year ending October 31, 2001. This waiver may be discontinued at any time.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                   NO-LOAD   SERVICE
  EXPENSES AFTER   CLASS*    CLASS*

   1 year          $         $

   3 years         $         $

   5 years         $         $

  10 years         $         $


* Does not reflect fee waiver.

32

---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------
ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

CORE BOND PLUS FUND

The Core Bond Plus Fund's investment objective is to seek to maximize TOTAL RETURN consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in a diversified portfolio of

- debt or debt related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities

- obligations of international or supranational entities

- debt securities issued by U.S. or foreign corporate entities

- ZERO COUPON BONDS

- MORTGAGE-RELATED and other ASSET-BACKED SECURITIES

- loan participation interests

The Fund may also invest up to 20% of its total assets in debt securities rated below investment grade and 10% of its total assets in foreign securities. The Fund may purchase high-yield bonds and other debt securities that the Fund's Subadvisor, MacKay Shields, believes may provide capital appreciation in addition to income. As part of the principal investment strategy, the Fund's Subadvisor may use MORTGAGE DOLLAR ROLLS and portfolio securities lending techniques.

INVESTMENT PROCESS

The Fund seeks to identify investment opportunities based, in part, on the financial condition and competitiveness of bond issuers. In addition, among the principal factors considered in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector are:

- fundamental economic cycle analysis

- credit quality

- interest rate trends.

The Fund also invests in a variety of countries, which may include countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. Securities of issuers in one country may be denominated in the currency of another country. The Fund's principal investments also may include high yield debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments also include mortgage-related and asset-backed securities, and when-issued securities and forward commitments.

The Fund may enter into mortgage dollar roll transactions, buy and sell currency on a spot basis and may enter into foreign currency forward contracts for hedging purposes. The Fund may also buy foreign currency options and may use securities lending as a principal investment strategy.

                                                                              33
                                                             CORE BOND PLUS FUND

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.
---------------------------
In a MORTGAGE DOLLAR ROLL, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Fund. The Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook for any particular issuer's industry sector.
PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates

- issuer creditworthiness

- market conditions

- maturities.

The Fund's principal investments can include high yield debt securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

Since the Fund principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

- changes in monetary policy

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund's principal investments include derivatives, such as floaters, including inverse floaters, foreign currency options, foreign currency forward contracts, securities and securities index options, swaps, futures contracts and related options, and mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives (except for mortgage-related and asset-backed securities) may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

34
CORE BOND PLUS FUND

The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction.

PAST PERFORMANCE

Since the Fund commenced operations on January 2, 2001, there are no performance figures reflecting the Fund's performance.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                  NO-
                        SHAREHOLDER FEES                         LOAD
           (fees paid directly from your investment)             CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None

  Exchange Fee*                                                   None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                  .60%

  Distribution (12b-1) Fees                                       None

  Other Expenses**                                                .47%

  Total Annual Fund Operating Expenses***                        1.07%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

 ** "Other Expenses" are based on estimated amounts for the current fiscal year.

*** The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that annual operating expenses exceed .70% of average daily net assets of the Fund. As a result, for the fiscal year ending October 31, 2001 it is estimated that the management fee paid will be .23% and total annual fund operating expenses will be .70% of the Fund's average daily net assets. This waiver may be discontinued at any time.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

                                           NO-LOAD
              EXPENSES AFTER               CLASS*

    1 year                                  $109

    3 years                                 $340

 * Does not reflect fee waiver.

                      [This page intentionally left blank]

36

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
INDEX FUNDS seek to match their respective indices, unlike other funds which generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

INDEXED BOND FUND

The Indexed Bond Fund's investment objective is to seek to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the BIG Index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in fixed income securities in the BIG INDEX. The BIG INDEX includes investment grade corporate bonds, U.S. dollar-denominated securities of foreign issuers, U.S. Treasury or agency issues, MORTGAGE-RELATED SECURITIES, and other securities. Corporate bonds and securities of foreign issuers must be rated BBB or better by S&P or Baa or better by Moody's.

As of January 31, 2000, the approximate weighting in the BIG Index was as follows: U.S. Treasury and agency securities 43.3%, corporate debt securities 24.0% and mortgage-related securities 32.7%.

INVESTMENT PROCESS

NYLIM, the Fund's Manager, employs a stratified sampling method to track performance of the BIG Index. Using this method, the Fund invests in fixed income securities which in the aggregate are expected to mirror the performance of the BIG Index. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the BIG Index, but such changes should be infrequent. The correlation between the performance of the Fund and the BIG Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the BIG Index.

The Fund's principal investments may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest.

The average life of the securities in the Fund's portfolio will approximate that of securities in the BIG Index, which will vary from time to time. As of January 31, 2000, the average life of securities in the BIG Index was 8.91 years.

                                                                              37
                                                               INDEXED BOND FUND

---------------------------
The Salomon Smith Barney Broad Investment Grade Bond Index (the "BIG INDEX") is a capitalization-weighted index that contains about 5,500 individually priced fixed income securities. The BIG Index is an unmanaged index generally considered to be representative of the U.S. bond market.

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest on an INVERSE FLOATER (or a security with an inverse floating rate of interest) resets in the opposite direction from the interest rate to which the inverse floater is indexed.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:
- interest rates
- issuer creditworthiness

- market conditions

- maturities

The Fund's ability to track the BIG Index may be affected by, among other things:

- transaction costs

- changes in either the composition of the BIG Index or the number of bonds outstanding for the components of the BIG Index

- timing and amount of contributions to and redemptions from the Fund by shareholders

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

- changes in monetary policy

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund's principal investments include derivatives such as floaters, inverse floaters and mortgage-related securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

38
INDEXED BOND FUND
[BAR GRAPH]

1991                                                                               14.70
1992                                                                                7.09
1993                                                                                9.64
1994                                                                               -3.44
1995                                                                               18.07
1996                                                                                2.55
1997                                                                                9.01
1998                                                                                8.21
1999                                                                               -2.18
2000                                                                                [  ]

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1991-2000)


             PAST PERFORMANCE


             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class (formerly Institutional Service Class) shares, first offered on January 1, 1995, include the historical performance of the No-Load Class (formerly Institutional Class) shares, since the Fund's inception (January 2,
             1991) through December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                            1 YEAR            5 YEARS            10 YEARS

  Indexed Bond Fund
  No-Load Class                                  %                 %                  %
  Service Class                                  %                 %                  %

  BIG Index*                                     %                 %                  %


* The BIG Index is a capitalization-weighted index that contains about 5,500 individually priced fixed income securities. The BIG Index is an unmanaged index generally considered representative of the U.S. bond market.

                                                                              39
                                                               INDEXED BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                        NO-LOAD       SERVICE
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             CLASS         CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None          None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                        None          None

  Exchange Fee*                                                   None          None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                  .50%          .50%

  Distribution (12b-1) Fees                                       None          None

  Other Expenses**                                                .12%          .37%

  Total Annual Fund Operating Expenses***                         .62%          .87%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.
 ** Includes shareholder service fees of .25% for Service Class shares.
*** The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the ten months ended October 31,1999 the management fee paid was .38% for No-Load Class shares and .38% for Service Class shares and total fund operating expenses were .50% for No-Load Class shares and .75% for Service Class shares. Management has further voluntarily agreed to limit the Fund's annual total operating expenses for the No-Load Class and Service Class shares to .50% and .75%, respectively, through the fiscal year ending October 31, 2001. This waiver may be discontinued at any time.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                   NO-LOAD   SERVICE
  EXPENSES AFTER   CLASS*    CLASS*

   1 year           $        $

   3 years          $        $

   5 years          $        $

  10 years          $        $


* Does not reflect fee waiver.

40
TOTAL RETURN is a combination of income and realized and unrealized gains.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

SHORT TERM BOND FUND

The Short Term Bond Fund's investment objective is to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in a diversified portfolio of actively managed short-term debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price characteristics similar to short-term debt securities.

As part of the Fund's principal strategies, MacKay Shields, the Fund's Subadvisor, may use investment practices such as MORTGAGE DOLLAR ROLLS and portfolio securities lending.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Subadvisor conducts a continuing review of yields and other information derived from data bases which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the investment emphasis placed on a particular type of security or industry sector within the Fund's investment portfolio.

The Fund's principal investments include:

- obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities

- MORTGAGE-RELATED and ASSET-BACKED SECURITIES

- CDs, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations

- debt securities issued by U.S. corporate entities

The Fund invests in securities rated Baa or better by Moody's or rated BBB or better by S&P, or if unrated, determined by the Subadvisor to be of comparable quality; and invests in corporate commercial paper only if rated, when purchased, Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed, variable or floating rates of interest. The effective maturity of the Fund's portfolio will be less than three years.

                                                                              41
                                                            SHORT TERM BOND FUND

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.
---------------------------
In a MORTGAGE DOLLAR ROLL, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:
- interest rates

- issuer creditworthiness

- market conditions

- maturities

The Fund's investments include derivatives such as mortgage-related and asset-backed securities and FLOATERS. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives such as floaters may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

42

SHORT TERM BOND FUND
[BAR GRAPH]

1991                                                                             11.30
1992                                                                              5.94
1993                                                                              5.67
1994                                                                              0.11
1995                                                                             10.27
1996                                                                              4.81
1997                                                                              6.13
1998                                                                              6.37
1999                                                                              2.40
2000                                                                             [   ]


ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1991-2000)


             PAST PERFORMANCE


             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class (formerly Institutional Service Class) shares, first offered on January 1, 1995, include the historical performance of the No-Load Class (formerly Institutional Class) shares, since the Fund's inception (January 2,
             1991) through December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                     1 YEAR            5 YEARS                10 YEARS

  Short Term Bond Fund
  No-Load Class                          %                  %                      %
  Service Class                          %                  %                      %

  Salomon Smith Barney 1-3
  Year Treasury Index                    %                  %                      %

                                                            SHORT TERM BOND FUND


FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                        NO-LOAD       SERVICE
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             CLASS         CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None          None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None          None

  Exchange Fee*                                                   None          None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                  .60%          .60%

  Distribution (12b-1) Fees                                       None          None

  Other Expenses**                                                .25%          .50%

  Total Annual Fund Operating Expenses***                         .85%         1.10%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

 ** Includes shareholder service fees of .25% for Service Class shares.

*** The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the ten months ended October 31, 1999 the management fee paid was .35% for No-Load Class shares and .35% for Service Class shares, and total fund operating expenses were .60% for No-Load Class shares and .85% for Service Class shares. Management has further voluntarily agreed to limit the Fund's annual total operating expenses for the No-Load Class and Service Class shares to .60% and .85%, respectively, through the fiscal year ending October 31, 2001. This waiver may be discontinued at any time.
EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                      NO-LOAD         SERVICE
  EXPENSES AFTER      CLASS*          CLASS*

   1 year             $               $

   3 years            $               $

   5 years            $               $

  10 years            $               $


* Does not reflect fee waiver.

44

---------------------------
INVESTMENT GRADE SECURITIES are either rated Baa or better by Moody's or rated BBB or better by S&P, or are unrated but of comparable quality in the view of the Fund's Manager.
---------------------------
With respect to a particular bond or other fixed-income security, DURATION is the length of time required to receive the present value of all future interest and principal payments. With respect to the Fund's portfolio, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration.
---------------------------
A LADDERED MATURITY SCHEDULE means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and creates a more consistent return.

ULTRA SHORT TERM INCOME FUND

The Ultra Short Term Income Fund seeks a high level of current income, capital preservation, and a relatively stable net asset value.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in short-term, INVESTMENT GRADE, fixed-income securities (such as bonds) issued by U.S. corporations and U.S. government agencies.

INVESTMENT PROCESS

The Fund's Manager, NYLIM, selects bonds based primarily on their credit quality and DURATION. In addition, the Fund:

- Invests in investment grade bonds.

- Keeps its maximum duration at 13 months.

- Maintains a LADDERED MATURITY SCHEDULE.

- Invests a maximum of 25% of its assets in any one industry.

- Buys securities issued by companies considered to be SOCIALLY RESPONSIBLE.

- The Fund will hold a bond to maturity (or call date, if applicable). The Fund may sell the bond sooner if it falls below investment grade, or if the Fund receives other adverse information about an issuer.

The Fund may lend up to 20% of its assets and may invest:

- up to 5% of its assets in warrants.

- up to 10% of its assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers high quality.

- up to 10% of its assets in RESTRICTED SECURITIES or ILLIQUID SECURITIES.

- in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.

                                                                              45
                                                    ULTRA SHORT TERM INCOME FUND
---------------------------
SOCIALLY RESPONSIBLE investing takes into consideration ethical and moral, as well as financial, aspects of a company before making an investment decision. Socially responsible companies are considered those which, among other criteria, are not involved in such industries as defense, nuclear energy, alcohol, tobacco, and gambling.
---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.
---------------------------
RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. ILLIQUID SECURITIES are securities that have no ready market.
---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

PRINCIPAL RISKS
The main risks associated with investing in the Fund include:

- market risk
- interest rate risk
- credit risk
Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

- changes in monetary policy

The Fund's investments may include derivatives such as MORTGAGE-RELATED and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, thereby reducing the value of the Fund's investments.

The Fund's use of an investment practice such as securities lending also presents certain risks. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

46
ULTRA SHORT TERM INCOME FUND
[BAR GRAPH]

1995                                                                                7.83
1996                                                                                5.48
1997                                                                                6.21
1998                                                                                6.27
1999                                                                                4.12
2000                                                                                [  ]

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1995-2000)


             PAST PERFORMANCE


             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the one year, five year and life of the Fund periods of the Fund. The table shows how the Fund's average annual total returns for one year and five year periods compare to those of a broad-based securities index. As with all mutual funds, past performance is not necessarily an indication of how the fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1995-2000)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                   1 YEAR            5 YEARS             SINCE INCEPTION

  Ultra Short Term Income
    Fund*                               %                 %

  Salomon Brothers Treasury
    Bill Index -- 1-Year**              %                 %

  Lipper Ultra Short
    Obligations Funds
    Average***                          %                 %


 * The Fund's inception was 12/27/94; its annualized total return since inception was 6.0%.

 ** This is the return of newly-issued one year Treasury bills auctioned monthly.

*** This is an average of funds which invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

                                                                              47
                                                    ULTRA SHORT TERM INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                        NO-LOAD
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None

  Exchange Fee*                                                   None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee**                                                .40%

  Distribution (12b-1) Fees                                       None

  Other Expenses**                                                .65%
                                                                 -----

  Total Annual Fund Operating Expenses**                         1.05%

  Fee Waiver                                                      .20%
                                                                 -----

  Net Annual Fund Operating Expenses**                            .85%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

** The Manager has contractually waived 0.20% of its Management Fee through December 31, 2002. In addition, the Manager has voluntarily waived the remainder of its Management Fee and partially reimbursed the Fund for its Other Expenses. With these waivers and reimbursement, for the most recent fiscal year, the Fund's actual net annual fund operating expenses were 0.12%. In addition, the Manager has undertaken that there will be no increase in the ordinary operating expense ratios of the Fund through December 31, 2002 from that of the twelve months' ended December 31, 2002. Provided however, this limitation shall not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                   NO-LOAD
         EXPENSES AFTER            CLASS*

   1 year                          $

   3 years                         $

   5 years                         $

  10 years                         $


* Does not reflect fee waiver.

48

---------------------------
MUNICIPAL BONDS are bonds issued by, or on behalf of, the states, the District of Columbia, the territories, commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities of these entities.

---------------------------
ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

TAX FREE BOND FUND

The Tax Free Bond Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in tax-exempt securities that are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by either Moody's, Standard & Poor's, or Fitch IBCA. Up to 20% of the Fund's net assets may be invested in unrated tax-exempt securities that are deemed by the Fund's Subadvisor, MacKay Shields, to be of a quality comparable to those securities rated in the top four categories. As a fundamental policy, the Fund normally invests at least 80% of its net assets in MUNICIPAL BONDS (exclusive of municipal bonds subject to the federal alternative minimum tax (AMT) for individual shareholders). This policy may not be changed without the consent of shareholders. In addition, up to 20% of the Fund's net assets may be invested in high yield municipal debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest in tax-exempt securities of any maturity.

The two main types of municipal bonds are general obligation and revenue bonds. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

INVESTMENT PROCESS

The Subadvisor uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. Up to 25% of the Fund's total assets may be invested in industrial development bonds. The Fund also may invest in ZERO COUPON BONDS. The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes. The Fund generally may sell securities if it no longer appears that the security will help the Fund meet its investment objective. In addition, the Fund may sell a security if the credit risk of a security increases due to the deterioration in the fundamentals supporting the issuer's ability to meet its interest and principal payment obligations. Deterioration may be caused by falling revenue projections, lower earnings trends, or slower population growth.

                                                                              49
                                                              TAX FREE BOND FUND

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates

- issuer creditworthiness

- market conditions

- maturities.

Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indexes and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

Industrial development, pollution control, and revenue bonds are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.

High yield securities, sometimes called "junk bonds", generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

50
TAX FREE BOND FUND

PAST PERFORMANCE

Since the Fund commenced operations on January 2, 2001, there are no performance figures reflecting the Fund's performance.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                        NO-LOAD
           (fees paid directly from your investment)             CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                        None

  Exchange Fee*                                                   None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                  .50%

  Distribution (12b-1) Fees                                       None

  Other Expenses**                                                .63%

  Total Annual Fund Operating Expenses***                        1.13%

  * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

 ** "Other Expenses" are based on estimated amounts for the current fiscal year.

*** The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that annual operating expenses exceed .65% of average daily net assets of the Fund. As a result, for the fiscal year ending October 31, 2001 it is estimated that the management fee paid will be .02% and total annual fund operating expenses will be .65% of the Fund's average daily net assets. This waiver may be discontinued at any time.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

                                                                NO-LOAD
                         Expenses after                         CLASS*

   1 year                                                        $115

   3 years                                                       $359

* Does not reflect fee waiver.

                      [This page intentionally left blank]

52

---------------------------
VARIABLE RATE NOTES are debt securities that provide for periodic adjustments to their interest rates.

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

MONEY MARKET FUND

The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in high quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. The securities in which the Fund invests may include:

- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities

- bank and bank holding company obligations such as CDs and bankers' acceptances

- commercial paper which is short-term unsecured loans to corporations

- loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars

- time deposits

- repurchase agreements

- corporate debt securities

The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and ASSET-BACKED SECURITIES. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floater or the period remaining until the principal amount can be recovered through demand, the market value of the floater will approximate its amortized cost.

                                                                              53
                                                               MONEY MARKET FUND

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high quality, short-term securities.

Because the Fund invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These may include:

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

The Fund's principal investments include derivatives such as variable rate notes, floaters and asset-backed securities. If NYLIM, the Fund's Manager, is wrong about its expectations about changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be paid off, thereby reducing the value of the Fund's investments.

54
MONEY MARKET FUND
[BAR GRAPH]

1991                                                                                5.95
1992                                                                                3.66
1993                                                                                2.89
1994                                                                                3.88
1995                                                                                5.63
1996                                                                                5.11
1997                                                                                5.27
1998                                                                                5.25
1999                                                                                4.89
2000                                                                              [      ]

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1991-2000)


             PAST PERFORMANCE


             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for Service Class (formerly Institutional Service Class) shares, first offered on January 1, 1995, include the historical performance of the No-Load Class (formerly Institutional Class) shares since the Fund's inception (January 2,
             1991) through December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. FOR CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-866-2ECLIPSE (1-866-232-5477). As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                           RETURN           QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                     1 YEAR            5 YEARS                10 YEARS

  Money Market Fund
  No-Load Class                          %                  %                      %
  Service Class                          %                  %                      %

  7-day yield
  No-Load Class:     %
  Service Class:     %

  Average Lipper Institutional
    Money Market Fund                    %                  %                      %

                                                                              55
                                                               MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                           NO-LOAD          SERVICE
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                CLASS            CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                None             None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                               None             None

  Exchange Fee*                                                      None             None

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                     .50%             .50%

  Distribution (12b-1) Fees                                          None             None

  Other Expenses**                                                   .12%             .37%

  Total Annual Fund Operating Expenses***                            .62%             .87%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

 ** Includes shareholder service fees of .25% for Service Class Shares.

*** The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction for the ten months ended October 31, 1999, the management fee paid was .38% for No-Load Class Shares and .38% for Service Class Shares, and total fund operating expenses were .50% for No-Load Class Shares and .75% for Service Class Shares. Management has further voluntarily agreed to limit the Fund's annual total operating expenses for the No-Load Class and Service Class shares to .50% and .75%, respectively, through the fiscal year ending October 31, 2001. This waiver may be discontinued at any time.
EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                      NO-LOAD         SERVICE
  EXPENSES AFTER       CLASS           CLASS

   1 year              $              $

   3 years             $              $

   5 years             $              $

  10 years             $              $

56

---------------------------
TOTAL RETURN means a combination of income and realized and unrealized capital gains.

---------------------------
"S&P 500(R)," "S&P MIDCAP 400 INDEX," "S&P SMALLCAP 600 INDEX" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. Standard & Poors does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. Each S&P Index is an unmanaged index and is considered generally representative of a different capitalization segment of the U.S. stock market.

ASSET MANAGER FUND

The Asset Manager Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in three asset classes subject to the following constraints:

- 30% to 80% of net assets in common stocks as follows:

   i. 15% to 80% of net assets in common stocks and related derivatives selected to parallel the performance of the Standard & Poor's ("S&P") 500 Composite Stock Price Index (the "S&P 500 INDEX")

   ii. 0% to 10% of net assets in common stocks selected to parallel the performance of the S&P MIDCAP 400 INDEX

  iii. 0% to 5% of net assets in common stocks selected to parallel the performance of the S&P SMALLCAP 600 INDEX

  iv. 0% to 5% of net assets in equity securities selected to parallel the performance of the Morgan Stanley REIT INDEX

- 10% to 60% of net assets in fixed income securities and related derivatives selected to parallel the performance of the Salomon Smith Barney Broad Investment Grade Bond Index ("BIG INDEX") (although the securities do not have to be in the BIG Index)

- 10% to 60% of net assets in selected money market instruments

The Fund invests in securities comprising the respective indexes in approximately the same weightings used by such indexes, and where appropriate in related derivatives. In selecting securities to parallel the BIG Index, the Fund invests in fixed income securities and related derivatives that, in the aggregate, approximate the important characteristics (duration, credit quality, maturity, and yield) of the BIG Index.

In pursuing the Fund's investment objective, the Fund may also invest up to 20% of total assets in foreign securities of developed and emerging market countries. At least 30% of the Fund's net assets will be invested in U.S. equity securities, including investments in REITs.

                                                                              57
                                                              ASSET MANAGER FUND

---------------------------
The REIT INDEX is a measure of real estate equity performance. A REIT is a company that manages a portfolio of real estate investments.
---------------------------
The BIG INDEX is a capitalization-weighted index that contains about 5,500 individually priced fixed income securities. The BIG Index is an unmanaged index generally considered representative of the U.S. bond market.
---------------------------
In a FORWARD CONTRACT, the Fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.

INVESTMENT PROCESS
The Fund attempts to achieve its objective through active management and allocation of investments among the three asset classes by NYLIM, the Fund's Manager. The presence of the constraints, however, may restrict the Manager's ability to fully maximize total return. To determine the best investment allocation, the Manager estimates risk, return and correlation for the three asset groups based on a disciplined valuation methodology. Even if this method occasionally indicates that the Fund should be fully invested in only one asset group, the Manager will still follow the constraints on the percentage of assets which may be allocated to each of the three asset groups.

In managing the Fund, the Manager uses a proprietary model as well as a non-proprietary model to estimate expected returns on domestic and foreign stock markets. The expected return on fixed income securities is the current yield to maturity of bonds as measured by the BIG Index. The expected return for money market instruments is the current yield on three month U.S. Treasury bills.

The Fund's allocations among the three asset groups is then structured to take advantage of perceived imbalances in relative pricing. The Manager believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. Although these allocations maintain the balanced nature of the overall investments, they are not intended to act as a fully balanced investment program.

As part of its investment strategy, the Fund may invest in derivatives such as stock index futures to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions. The Fund may also engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or FORWARD CONTRACTS for any legally permissible purpose.

The average life of the securities in the fixed income sector of the Fund's portfolio will approximate that of securities in the BIG Index, which will vary from time to time. As of January 31, 2000, the average life of securities in the BIG Index was 8.91 years.

58
ASSET MANAGER FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. Historically, mid-and small-cap stocks, such as those in the S&P MidCap 400 Index and the S&P SmallCap 600 Index, have been more volatile than stocks in the S&P 500 Index.

The values of debt securities fluctuate depending upon various factors, including:

- interest rates

- issuer creditworthiness

- market conditions

- maturity

Overall, the Fund's performance depends on the Manager's ability to consistently and correctly determine the relative attractiveness of the asset classes. However, prices change not only in response to economic factors but to psychological factors as well. These factors are difficult to interpret and quantify. It is therefore possible for the Fund to have a small investment in stocks during a period of rising stock prices, or a small investment in bonds during a period of rising bond prices.

Since the Fund may invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

- changes in monetary policy

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund's principal investments include derivatives such as options and stock index futures. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

                                                              ASSET MANAGER FUND
[BAR GRAPH]                                                                   59

1991                                                                               17.90
1992                                                                                7.09
1993                                                                                8.79
1994                                                                               -0.86
1995                                                                               26.81
1996                                                                               16.16
1997                                                                               26.69
1998                                                                               21.31
1999                                                                               11.83
2000

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1991-2000)


             PAST PERFORMANCE


             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class (formerly Institutional Service Class) shares, first offered on January 1, 1995, include the historical performance of the No-Load Class (formerly Institutional Class) shares, since the Fund's inception (January 2,
             1991) through December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                               1 YEAR       5 YEARS           10 YEARS
  Asset Manager Fund
  No-Load Class                                     %            %                  %
  Service Class                                     %            %                  %
  Asset Manager Composite Index*                    %            %                  %
  S&P 500 Index**                                   %            %                  %
  BIG Index***                                      %            %                  %
  Average Lipper Flexible Portfolio Fund            %            %                  %


 * The Asset Manager Composite Index is comprised of the S&P 500 Index, the BIG Index and 30-day Treasury Bills weighted 60% / 30% / 10%, respectively, using monthly returns provided by Ibbotson Associates.
 ** The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.
*** The BIG Index is a capitalization-weighted index that contains about 5,500 individually priced fixed income securities. The BIG Index is an unmanaged index generally considered representative of the U.S. bond market.

ASSET MANAGER FUND
60

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                        NO-LOAD       SERVICE
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             CLASS         CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None          None
  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None          None
  Exchange Fee*                                                   None          None
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fee                                                  .65%          .65%
  Distribution (12b-1) Fees                                       None          None
  Other Expenses**                                                .13%          .38%
  Total Annual Fund Operating Expenses***                         .78%         1.03%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.
 ** Includes shareholder service fees of .25% for Service Class shares.
*** The Manager has voluntarily agreed to limit the Fund's annual total operating expenses for the No-Load Class and Service Class shares to .83% and 1.08%, respectively, through the fiscal year ending October 31, 2001. This waiver may be discontinued at any time.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                     NO-LOAD       SERVICE
                         EXPENSES AFTER                              CLASS*        CLASS*
   1 year                                                             $            $
   3 years                                                            $            $
   5 years                                                            $            $
  10 years                                                            $            $


* Does not reflect fee waiver.

                      [This page intentionally left blank]

62

---------------------------
TOTAL RETURN means a combination of income and realized and unrealized capital gains.

---------------------------
MID-CAPITALIZATION STOCKS are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding, such as those listed in the S&P 400 and S&P 500 indexes. The Fund considers mid-capitalization stocks to be those within the 80th through 95th percentiles of companies sorted by market capitalization.
---------------------------
DURATION is related to the maturity of a portfolio of debt securities and provides a measure of the portfolio's sensitivity to interest rate changes.

BALANCED FUND

The Balanced Fund seeks high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests approximately 60% of its assets in stocks and 40% in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS

The Fund generally invests in dividend-paying, MID-CAPITALIZATION STOCKS that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and 25% in any one industry, and it consistently re-balances its investments.

- Under normal conditions, the Manager keeps each Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market.

- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.

- The Manager does not visit companies; it relies on its statistical analysis of the companies' financial statements.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the analysis.

- The Manager does not use options or futures.

- The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

                                                                              63
                                                                   BALANCED FUND

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund may receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------
A WARRANT is a security that entitles the owner of a bond or preferred stock to buy certain amounts of common stock at a specified price for a defined period.
---------------------------
MORTGAGE-RELATED SECURITIES (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

The Fund also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration. The Fund will hold a bond to maturity (or call date, if applicable). The Fund may sell the bond sooner if it falls below investment grade, or if the Fund receives other adverse information about an issuer. The fixed income portion of the portfolio:

- Has an intermediate term DURATION which ranges from three to five years.

- Has a laddered maturity schedule.

The Fund may lend up to 20% of its assets and may invest:

- up to 5% of its assets in WARRANTS.

- up to 20% of its assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers high quality.

- up to 10% of its assets in restricted securities or illiquid securities.

- in mortgage-backed and asset-backed securities.

The Fund may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

The main risks associated with investing in the Fund include:

- Market risk

- Interest rate risk

- Credit risk

- Maturity risk

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

- changes in monetary policy

The Fund's investments may include derivatives such as MORTGAGE-RELATED and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments.

64
BALANCED FUND
[BALANCED FUND BAR GRAPH]

----                                                                             -----
1991                                                                             20.91
1992                                                                             12.01
1993                                                                             17.06
1994                                                                              0.01
1995                                                                             22.99
1996                                                                             12.91
1997                                                                             23.40
1998                                                                              8.03
1999                                                                             -0.36
2000

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1991-2000)


             The Fund's use of an investment practice such as securities lending also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

             The Fund's investments may include restricted or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

             The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

             PAST PERFORMANCE

             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                            1 YEAR            5 YEARS            10 YEARS
  Balanced Fund
  No-Load Class*                                 %                 %                  %
  Merrill Lynch Corporate & Govt
  1-9.99 Years Bond Index*                       %                 %                  %
  Russell Mid Cap Index**                        %                 %                  %
  Standard & Poor's 500 Index***                 %                 %                  %
  Lipper Balanced Fund Index****                 %                 %                  %


  * This is a market capitalization weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding.
 ** This index measures the performance of the smallest 800 securities in the Russell 1000 Index, ranked by total market capitalization. It provides a measure of the mid cap sector of the market.
 *** The S&P 500 Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance.
**** This index tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain and income distributions.

                                                                              65
                                                                   BALANCED FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                        NO-LOAD
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None

  Exchange Fee*                                                   None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                 0.75%

  Distribution (12b-1) Fees                                       None

  Other Expenses                                                 0.19%

  Total Annual Fund Operating Expenses**                         0.94%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

** The Manager has undertaken that there will be no increase in the ordinary operating expense ratios of the Fund through December 31, 2002 from that of the twelve months' ended December 31, 2000. Provided however, this limitation shall not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                             NO-LOAD
               EXPENSES AFTER                CLASS*

   1 year                                    $

   3 years                                   $

   5 years                                   $
  10 years                                   $


 * Does not reflect fee waiver.

66

---------------------------
In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.

INTERNATIONAL EQUITY FUND

The International Equity Fund's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in equity securities of issuers, wherever organized, that do business mainly outside the United States. Investments will be made in a variety of countries with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields, the Fund's Subadvisor, believes present favorable opportunities.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Fund's Subadvisor seeks to identify investment opportunities by beginning with country selection. Local currencies are then assessed for upside potential and downside risk. Finally, individual securities are evaluated based on the financial condition and competitiveness of individual companies. In making investments in foreign markets, the Subadvisor considers several factors, including:

- prospects for currency exchange

- interest rates

- inflation

- relative economic growth

- governmental policies

As part of its investment strategy, the Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes or to increase the Fund's investment return. In addition, the Fund may buy derivatives such as foreign currency options, securities and securities index options and enter into SWAP agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Fund's returns.

                                                                              67
                                                       INTERNATIONAL EQUITY FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

Since the Fund principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

- changes in monetary policy

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund's investments include derivatives, such as: options, futures and forwards. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

68
INTERNATIONAL EQUITY FUND
[BAR CHART]

1993                                                                               25.03
1994                                                                                8.36
1995                                                                                7.17
1996                                                                               12.09
1997                                                                                5.44
1998                                                                               22.41
1999                                                                               28.81
2000                                                                              [     ]

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1993-2000)


PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns for one year, five year and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for the No-Load Class (formerly Institutional Class) shares and Service Class (formerly Institutional Service Class) shares each first offered on January 1, 1995, include the historical performance of the predecessor separate account through December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1993-2000)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                               1 YEAR       5 YEARS       SINCE INCEPTION*

  International Equity Fund
  No-Load Class                                     %            %                  %
  Service Class                                     %            %                  %

  MSCI EAFE Index**                                 %            %                  %


 * The inception date was July 31, 1992 for the International Equity Fund's predecessor separate account ("Separate Account"). Performance figures include the historical performance of the Separate Account for the period prior to the International Equity Fund's commencement of operations on January 1, 1995. MacKay Shields LLC, the International Equity Fund's Subadvisor, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines and management style of the Separate Account were materially equivalent to those of the International Equity Fund. Performance figures for the period prior to January 1, 1995 have been calculated by measuring the change in value of a unit in the Separate Account from the time period specified to January 1, 1995, using the Separate Account's expense structure, which generally was higher than the expense structure of the International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance may have been adversely affected.

** The MSCI EAFE Index is an unmanaged index generally considered to be representative of the international stock market.

                                                       INTERNATIONAL EQUITY FUND


FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                           NO-LOAD          SERVICE
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                CLASS            CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                None             None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                           None             None

  Exchange Fee*                                                      None             None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees                                                    .85%             .85%

  Distribution (12b-1) Fees                                          None             None

  Other Expenses**                                                   .16%             .41%

  Total Annual Fund Operating Expenses***                           1.01%            1.26%

  * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

 ** Includes shareholder service fees of .25% for Service Class shares.

*** The Manager has voluntarily agreed to limit the Fund's annual total operating expenses for the No-Load Class and Service Class shares to 1.03% and 1.28%, respectively, through the fiscal year ending October 31, 2001. This waiver may be discontinued at any time.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                      NO-LOAD         SERVICE
  EXPENSES AFTER       CLASS           CLASS

   1 year             $               $

   3 years            $               $

   5 years            $               $

  10 years            $               $


  * Does not reflect fee waiver.

70

---------------------------
TOTAL RETURN means a combination of income and realized and unrealized capital gains.

---------------------------
The EAFE INDEX is an unmanaged index generally considered representative of the international stock market. The Fund is neither sponsored by nor affiliated with Morgan Stanley Capital International Inc.

---------------------------
INDEX FUNDS seek to match their respective indices, unlike other funds which generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

EAFE INDEX FUND

The EAFE Index Fund's investment objective is to provide investment results that correspond to the TOTAL RETURN performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "EAFE Index").

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in a statistically selected sample of stocks in the EAFE INDEX, which is a capitalization-weighted index of stock and stock-related securities, such as warrants and ADRs, from countries outside the United States. This includes countries with established economies as well as emerging market countries.

INVESTMENT PROCESS

NYLIM, the Fund's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the EAFE Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the EAFE Index, but such changes should be infrequent. The correlation between the performance of the Fund and the EAFE Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the EAFE Index.

                                                                              71
                                                                 EAFE INDEX FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

Since the Fund principally invests in foreign securities, it will be subject to risks that differ from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values (the Fund does not hedge against the risk of fluctuating currency exchange rates)

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

- changes in monetary policy

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund's ability to mirror the EAFE Index may be affected by, among other things:

- transaction costs

- changes in either the makeup of the EAFE Index or number of shares outstanding for the components of the EAFE Index

- the timing and amount of contributions to, and redemptions from, the Fund by shareholders

72
EAFE INDEX FUND
[BAR GRAPH]

1991                                                                               10.10
1992                                                                              -12.22
1993                                                                               28.97
1994                                                                                6.83
1995                                                                                9.03
1996                                                                                6.45
1997                                                                                0.40
1998                                                                               19.15
1999                                                                               26.22
2000                                                                               [   ]

ANNUAL RETURNS, NO-LOAD
CLASS SHARES

(by calendar year 1991-2000)


PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class (formerly Institutional Service Class) shares, first offered on January 1, 1995, include the historical performance of the No-Load Class (formerly Institutional Class) shares, since the Fund's inception (January 2, 1991) up to December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %




AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                           1 YEAR            5 YEARS            10 YEARS

  EAFE Index Fund No-Load Class                 %                 %                   %
  Service Class                                 %                 %                   %

  MSCI EAFE Index*                              %                 %                   %




* The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged index generally considered to be representative of the international stock market.

                                                                              73
                                                                 EAFE INDEX FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                        NO-LOAD   SERVICE
           (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             CLASS     CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None      None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                        None      None

  Exchange Fee*                                                   None      None

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                  .95%      .95%

  Distribution (12b-1) Fees                                       None      None

  Other Expenses**                                                .37%      .62%

  Total Annual Fund Operating Expenses***                        1.32%     1.57%

   * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

  ** Includes shareholder service fees of .25% for Service Class shares.

 *** The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the ten months ended October 31, 1999 the management fee paid was .57% for No-Load Class shares and .57% for Service Class shares and total fund operating expenses were .94% for No-Load Class shares and 1.19% for Service Class shares. Management has voluntarily agreed to limit the Fund's annual total operating expenses for the No-Load Class and Service Class shares to .94% and 1.19%, respectively, through the fiscal year ending October 31, 2001. The waiver may be discontinued at any time.
EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                   NO-LOAD   SERVICE
  EXPENSES AFTER   CLASS*    CLASS*

   1 year          $         $

   3 years         $         $

   5 years         $         $

  10 years         $         $


 * Does not reflect fee waiver.

74

---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

INTERNATIONAL BOND FUND

The International Bond Fund's investment objective is to seek to provide TOTAL RETURN by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in foreign bonds which include debt securities of foreign governments, agencies and supranational organizations, and secondarily in debt securities of corporate issuers that are located in a variety of countries with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields, the Fund's Subadvisor, believes present favorable opportunities.

The Fund's principal investments also include high yield debt securities (limited to a maximum of 25% of net assets) rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality, and MORTGAGE-RELATED and ASSET-BACKED SECURITIES. The Fund's principal investments may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest.

In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Fund's Subadvisor seeks to identify investment opportunities by beginning with country selection. Local currencies are then assessed for upside potential and downside risk. Finally, individual securities are evaluated based on the financial condition and competitiveness of individual companies. In making investments in foreign markets, the Subadvisor considers several factors, including prospects for:

- currency exchange rates

- interest rates

- inflation

- relative economic growth

- governmental policies

As part of its investment strategy, the fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes or to increase the Fund's investment return.

                                                                              75
                                                         INTERNATIONAL BOND FUND

-------------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.
-------------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest on an INVERSE FLOATER resets in the opposite direction from the interest rate to which the inverse floater is indexed.

Additionally, the Fund may buy and sell foreign currency options, securities and securities index options, and enter into swaps and futures contracts and related options. These techniques may be used for any legally permissible purpose.

The average maturity of the Fund's portfolio is expected to be five to ten years.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates

- issuer creditworthiness

- market conditions

- maturities

Since the Fund principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values

- less liquid trading markets

- greater price volatility

- political and economic instability

- less publicly available information about issuers

- changes in U.S. or foreign tax or currency laws

- changes in monetary policy

The risks are likely to be greater in emerging market countries than in developed market countries.

The Fund's principal investments can include high yield debt securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of this increased risk of loss. These securities also can be subject to greater price volatility.

The Fund's principal investments include derivatives, such as floaters, including inverse floaters, foreign currency options, foreign currency forward contracts, securities and securities index options, swaps, futures contracts and related options, and mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives (except for mortgage-related and asset-backed securities) may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund is "non-diversified" which means that the Fund may invest a greater percentage of its assets than do other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with a single economic, political or regulatory occurrence.

76
INTERNATIONAL BOND FUND
[BAR GRAPH]

1991                                                                               18.73
1992                                                                                7.68
1993                                                                               14.56
1994                                                                                3.11
1995                                                                               18.46
1996                                                                               14.32
1997                                                                                2.62
1998                                                                               12.53
1999                                                                               -7.65
2000                                                                               [   ]

ANNUAL RETURNS, INSTITUTIONAL
CLASS SHARES

(by calendar year 1991-2000)


             PAST PERFORMANCE


             The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the No-Load Class (formerly Institutional Class) shares and Service Class (formerly Institutional Service Class) shares, each first offered on January 1, 1995, include the historical performance of the Fund's predecessor separate account through December 31, 1994. Performance data for the classes after that date vary based on differences in their expense structures. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES

(1991-2000)



                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                                  %
  Lowest return/worst quarter                                  %


AVERAGE ANNUAL TOTAL RETURNS

(as of 12/31/00)



                                    1 YEAR            5 YEARS               10 YEARS*

  International Bond Fund
  No-Load Class                          %                 %                      %
  Service Class                          %                 %                      %

  Salomon Smith Barney
    Non-U.S. Dollar World
    Government Bond Index**              %                 %                      %


 * The inception date was January 31, 1990 for the International Bond Fund's predecessor separate account ("Separate Account"). Performance figures include the historical performance of the Separate Account for the period prior to the International Bond Fund's commencement of operations on January 1, 1995. MacKay Shields LLC, the International Bond Fund's Subadvisor, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines and management style of the Separate Account were materially equivalent to those of the International Bond Fund. Performance figures for the period prior to January 1, 1995 have been calculated by measuring the change in value of a unit in the Separate Account from the time period specified to January 1, 1995, using the Separate Account's expense structure, which generally was higher than the expense structure of the International Bond Fund. The Separate Account was not registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance might have been adversely affected.

** The Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world government bond market.

                                                                              77
                                                         INTERNATIONAL BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SHAREHOLDER FEES                           NO-LOAD         SERVICE
           (fees paid directly from your investment)                CLASS           CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                None            None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                               None            None

  Exchange Fee*                                                      None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                     .80%            .80%

  Distribution (12b-1) Fees                                          None            None

  Other Expenses**                                                   .27%            .52%

  Total Annual Fund Operating Expenses***                           1.07%           1.32%

 * Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

 ** Includes shareholder service fees of .25% for Service Class shares.

*** The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the ten months ended October 31, 1999 the management fee paid was .68% for No-Load Class shares and .68% for Service Class shares and total fund operating expenses were .95% for No-Load Class shares and 1.20% for Service Class shares. Management has further agreed voluntarily to limit the Fund's annual total operating expenses for the No-Load Class and Service Class shares to .95% and 1.20%, respectively, through the year ending October 31, 2001. This waiver may be discontinued at any time.
EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                      NO-LOAD         SERVICE
  Expenses after      CLASS*          CLASS*

   1 year             $               $

   3 years            $               $

   5 years            $               $

  10 years            $               $


* Does not reflect fee waiver.

78

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Funds.

More About Investment Strategies and Risks

DERIVATIVE SECURITIES
The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indexes. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and, as a result, can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. A Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. NYLIM's or MacKay Shields' ability to correctly forecast interest rates and other economic factors correctly will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

SWAP AGREEMENTS

Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indexes and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. See Tax Information in the SAI for information regarding the tax considerations relating to swap agreements.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Fund to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities also may be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the

80

value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

LENDING OF SECURITIES

Securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Boards. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolios of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

FORWARD COMMITMENTS

Debt securities are often sold on a forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. The market value of the securities on the settlement date may be more or less than the purchase price payable at settlement date.

RISKS OF INVESTING IN HIGH YIELD DEBT SECURITIES
("JUNK BONDS")

Debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or the Subadvisor are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. During such times, a Fund may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund (except the Money Market Fund) may invest without limit in money market and other investments as described in this Prospectus and the Statement of Additional Information (the Growth Equity Fund and Value Equity Fund may only invest up to 50% of total assets). In addition, the International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents. The International Bond Fund may also invest without limit in U.S. dollars, foreign currencies or in foreign currency-denominated money market instruments.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

82

Shareholder

Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your Eclipse investments.

MULTI-CLASS STRUCTURE

This prospectus offers both No-Load Class and Service Class shares of the Asset Manager Fund, EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund and Short-Term Bond Fund. The No-Load Class and Service Class differ only in their service expense and any other specific expenses the Boards may approve. Service Class shares have an annual 0.25% shareholder service fee that the No-Load Class shares do not have (see description below). The Funds not listed above offer only No-Load Class shares.

SHAREHOLDER SERVICES PLAN

The Board of Directors of Eclipse Funds, Inc. has adopted a Shareholder Services Plan with respect to Service Class shares. Under the terms of the Shareholder Services Plan, each Fund with a Service Class is authorized to pay to NYLIM, as compensation for services rendered by NYLIM, its affiliates or independent third-party service providers, to the shareholders of the Service Class Shares, a shareholder service fee at the rate of 0.25% on an annualized basis of average daily net assets of the Service Class of such Funds.

Each such Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. for services provided to shareholders of the Service Class of such Funds. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders who have questions or other needs relating to their accounts.

Because service fees are on-going, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

                                                                              83
                                                               SHAREHOLDER GUIDE

---------------------------
"GOOD ORDER" means all the necessary information, signatures and documentation are received.

BUYING, SELLING AND EXCHANGING ECLIPSE FUNDS SHARES:

HOW TO OPEN AN ACCOUNT

Return your completed Eclipse Funds application in GOOD ORDER with a check for the amount of your investment to The Eclipse Funds, 260 Cherry Hill Road, Parsippany, NJ 07054.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

You buy shares at net asset value ("NAV"). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, the Funds' transfer agent receives your order in good order.

INVESTMENT MINIMUMS*:

The following minimums apply if you are investing in the Funds:

- $1,000 for an initial investment in any single Fund;

- $100 for each subsequent investment in any of the Funds; or

- $100 for initial and subsequent purchases through a systematic investment plan.

- The minimum initial investment amount is waived for purchases by the Trustees, Directors and employees of New York Life and its affiliates and subsidiaries and their employees, officers, directors or agents.

* The Funds may also accept investments of smaller amounts at its discretion.

84
SHAREHOLDER GUIDE

BUYING AND SELLING ECLIPSE SHARES

OPENING YOUR ACCOUNT

                                   HOW                                    DETAILS

  BY WIRE:         You or your registered               The wire must include:
                   representative should call ESS       * your name
                   toll-free at 1-866-2ECLIPSE          * your account number
                   (1-866-232-5477) to obtain an        * name(s) of the Fund(s) and Class of shares
                   account number and wiring            Your bank may charge a fee for the wire
                   instructions.                        transfer.
                   Wire the purchase amount to:
                   State Street Bank and Trust Company
                   ABA #011 0000 28
                   Eclipse Funds (DDA #99046179)
                   Attn: Custody and Shareholder
                   Services

  BY PHONE:        Have your investment professional    ESS must receive your application and check
                   call ESS at 1-866-2ECLIPSE           in good order within three business days. If
                   (1-866-232-5477) between 8 am and 6  not, ESS can cancel your order and hold you
                   pm Eastern time any day the New      liable for costs incurred in placing it.
                   York Stock Exchange is open. Call    Make your check payable to Eclipse Funds
                   before 4 pm to buy shares at the     Be sure to write on your check:
                   current day's Net Asset Value        * your account number
                   (NAV).                               * your Fund name and Class
                                                        You cannot buy Money Market Fund shares by
                   To take advantage of this option,    phone.
                   the minimum investment amount is
                   $1,000.

  BY MAIL:         Return your completed Eclipse Funds  Make your check payable to Eclipse Funds.
                   Application with a check for the
                   amount of your investment to
                   Eclipse Funds
                   260 Cherry Hill Road
                   Parsippany, NJ 07054

                                                                              85
                                                               SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES

                                   HOW                                    DETAILS

  BY WIRE:         Call ESS toll-free at                The wire must include:
                   1-866-2ECLIPSE (1-866-232-5477)      * your name
                   between 8 am and 6 pm Eastern time   * your account number
                   any day the Exchange is open; to     * Fund name and Class of shares
                   buy shares at the current day's      * the minimum order for subsequent purchases
                   NAV. ESS must receive your wired       is $100
                   money by 4 pm.
                   Wire the purchase amount to:
                   State Street Bank and Trust Company
                   ABA #011 0000 28
                   Eclipse Funds (DDA #99046179)
                   Attn: Custody and Shareholder
                   Services

  ELECTRONICALLY:  Call ESS toll-free at                Eligible investors can purchase shares by
                   1-866-2ECLIPSE (1-866-232-5477)      using electronic debits from a designated
                   between 8 am and 6 pm Eastern time   bank account.
                   any day the Exchange is open to      * the minimum order for subsequent purchases
                   make an ACH purchase; call before 4    is $100
                   pm to buy shares at the current
                   day's NAV.

  BY MAIL:         Address your order to:               Make your check payable to Eclipse Funds.
                   Eclipse Funds                        Be sure to write on your check:
                   P.O. Box 8407                        * your account number
                   Boston, MA 02266-8407                * Fund name and Class of shares
                                                        * the minimum order for subsequent purchases
                   Send overnight orders to:              is $100
                   Eclipse Funds
                   c/o Boston Financial Data Services
                   66 Brooks Drive
                   Braintree, MA 02184

86
SHAREHOLDER GUIDE

SELLING SHARES

                                   HOW                                    DETAILS

  BY PHONE:                TO RECEIVE PROCEEDS
                                BY CHECK:

                   Call ESS toll-free at                ESS will only send checks to the account's
                   1-866-2ECLIPSE (1-866-232-5477)      owner at the owner's address of record and
                   between 8 am and 6 pm Eastern time   generally will not send checks to addresses
                   any day the Exchange is open; call   on record for 30 days or less.
                   before 4 pm to sell shares at the    * The maximum order ESS can process is
                   current day's NAV.                     $100,000.

                           TO RECEIVE PROCEEDS
                                BY WIRE:

                   Call ESS toll-free at                Generally, after receiving your sell order
                   1-866-2ECLIPSE (1-866-232-5477)      by phone, ESS will send the proceeds by bank
                   between 8 am and 6 pm Eastern time   wire to your designated bank account the
                   any day banks and the Exchange are   next business day, although it may take up
                   open. Eligible investors may sell    to seven days to do so. Your bank may charge
                   shares and have proceeds             you a fee to receive the wire transfer.
                   electronically credited to a
                   designated bank account.             ESS must have your bank account information
                                                        on file.
                                                        * There is a $11 fee for wire redemptions.
                                                        * the minimum wire transfer amount is $1000.

  BY MAIL:         Address your order to:               Write a letter of instruction that includes:
                   Eclipse Funds                        * your name(s) and signature(s)
                   P.O. Box 8407                        * your account number
                   Boston, MA 02266-8407                * Fund name and Class of shares
                                                        * dollar or share amount you want to sell
                   Send overnight orders to:            Obtain a signature guarantee or other
                   Eclipse Funds                        documentation, if required.
                   c/o Boston Financial Data Services   * There is a $15 fee for checks mailed to
                   66 Brooks Drive                        you overnight.
                   Braintree, MA 02184

                                                                              87
                                                               SHAREHOLDER GUIDE

---------------------------
CONVENIENT, YES . . .
BUT NOT RISK-FREE.
Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that Eclipse Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the Eclipse Audio Response System, you bear the risk of any loss from your errors unless the Funds or ESS fails to use established safeguards for your protection. These safeguards are among those currently in place at Eclipse Funds:
- all phone calls with service representatives are tape recorded, and
- written confirmation of every transaction is sent to your address of record.

REDEMPTIONS-IN-KIND
Eclipse reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.

SHAREHOLDER SERVICES

AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477) for a form.

SYSTEMATIC INVESTING

Eclipse offers three automatic investment plans.

1. AUTOINVEST

If you are authorized, you can automatically debit your designated bank account by:

- making regularly scheduled investments

- purchasing shares whenever you choose.

2. DIVIDEND REINVESTMENT

Automatically reinvest dividends and distributions from one Eclipse Fund into the same Fund or the same Class of any other Eclipse Fund.

3. PAYROLL DEDUCTIONS

If your employer offers this option, you can make automatic investments through payroll deduction.

SYSTEMATIC WITHDRAWAL PLAN

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

EXCHANGING SHARES AMONG ECLIPSE FUNDS

You exchange shares when you sell all or a portion of shares in one Fund and use the proceeds to purchase shares in another Fund. You may exchange shares of the same class between Funds. Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request. You may request an exchange by calling ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477).

INVESTING FOR RETIREMENT

Except for the Tax Free Bond Fund, you can purchase shares of any of the Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Funds in established plans

88
SHAREHOLDER GUIDE

or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, ROTH IRA, SEP, SARSEP, SIMPLE IRA and Education IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

MONEY MARKET FUND EXCHANGES

If you exchange all your shares in the Money Market Fund for shares of the same class in another Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in the Money Market Fund for shares in more than one Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.

GENERAL POLICIES

BUYING SHARES

- All investments must be in U.S. dollars with funds drawn on a U.S. bank.

- ESS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your check or ACH purchase is returned unpaid, your order will be canceled and your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

SELLING SHARES

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after ESS receives your request in good order. ESS will make the payment, within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as ESS takes reasonable measures to verify the order.

                                                                              89
                                                               SHAREHOLDER GUIDE

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied.

ESS may require a written order to sell shares if:

- an account has submitted a change of address during the previous 30 days;

ESS may require a written order to sell shares and a signature guarantee if:

- ESS does not have on file required bank information;

- the proceeds from the sale will exceed $100,000;

- the proceeds of the sale are to be sent to an address other than the address of record; or

- the proceeds are to be payable to someone other than the account holder.

In the interests of all shareholders, Eclipse reserves the right to:

- change or discontinue its exchange privilege upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances.

- change or discontinue the systematic withdrawal plan on notice to shareholders.

- charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances less than $1000. The fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available.

- change its minimum investment amounts.

ADDITIONAL INFORMATION

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call ESS immediately. If you fail to notify ESS within one year of the transaction, you may be required to bear the costs of correction.

A signature guarantee helps protect against fraud. You can obtain one from most banks, credit unions and securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477) to ensure that your signature will be guaranteed by an appropriate institution.

The policies and fees described in this prospectus govern transactions with Eclipse Funds. If you invest through a third party -- bank, broker, 401(k) plan, financial adviser or financial supermarket -- there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

90
SHAREHOLDER GUIDE

DETERMINING THE FUNDS' SHARE PRICES (NAV) AND THE VALUATION OF SECURITIES

The Funds generally calculate the share price of each Fund (also known as its net asset value, or NAV) at the close of regular trading on the Exchange (usually 4:00 pm Eastern time). The value of the Funds' investments is based on current market prices. If current market values are not available, investments will be valued by another method that the Boards believe accurately reflects fair value. Changes in the value of the Funds' securities after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or the Subadvisor deems a particular event would materially affect NAV. In this case, an adjustment in the valuing of the securities may be made.

FUND EARNINGS

DIVIDENDS AND INTEREST

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

CAPITAL GAINS

The Funds earn capital gains when they sell securities at a profit.

WHEN THE FUNDS PAY DIVIDENDS

The Funds declare and distribute any dividends at least once a year.

WHEN THE FUNDS PAY CAPITAL GAINS

At each fiscal year-end, each Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in that Class of shares of the Fund.

HOW TO TAKE YOUR EARNINGS

You may receive your share of Fund earnings in one of five ways. You can make your choice at the time of application, and change it as often as you like by notifying your investment professional (if permitted) or the Funds directly. The five choices are:

1. Reinvest earnings in:

- the same Fund or

- another Eclipse Fund of your choice.

2. Take the dividends in cash and reinvest the capital gains in:

- the same Fund or

- another Eclipse Fund of your choice.

                                                                              91
                                                               SHAREHOLDER GUIDE

---------------------------
SEEK PROFESSIONAL ASSISTANCE.
Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser.

3. Take the capital gains in cash and reinvest the dividends in:

- the same Fund or

- another Eclipse Fund of your choice.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take earnings in cash.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

UNDERSTAND THE TAX CONSEQUENCES

Any dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income. Earnings of an Equity Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities (particularly earnings generated by a Fixed Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.

Eclipse will mail your tax report each year by January 31. This report will tell you which distributions should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

Buy After the Dividend Payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Exchanges. An exchange of shares of one Eclipse Fund for shares of another will be treated as a sale of shares of the first Eclipse Fund and a purchase of shares of the second Fund. Any gain on the transaction may be subject to taxes.

"Tax-Free" Rarely Means "totally Tax-Free." Dividends paid by the Tax Free Bond Fund generally will be exempt from federal tax. It should be noted, however, that:

- Tax-exempt dividends still may be subject to state and local taxes.

- A portion of the distributions may be treated as ordinary income and/or long-term capital gains.

- Any time you sell shares -- even shares of a tax-free fund -- you will be subject to tax on any gain (the rise in the share price).

92
SHAREHOLDER GUIDE

- If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held those shares for six months or less, then you may not be allowed to claim the loss on the sale.

- If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

- Some tax-exempt income may be subject to the alternative minimum tax.

                                                                              93
                                                               SHAREHOLDER GUIDE

                      [This page intentionally left blank]

94
SHAREHOLDER GUIDE

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Funds' manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Directors of Eclipse Funds Inc. and the Board of Trustees of Eclipse Funds, as appropriate. The Manager was formed as an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life") in April, 2000. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities for the Bond Fund, Core Bond Plus Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short Term Bond Fund, Tax Free Bond Fund and Value Equity Fund to its affiliate MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), 9 West 57th Street, New York, NY 10019.

The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds, including the fee paid to the Subadvisor. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly,


For the fiscal period ended October 31, 2000, the following Funds paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each such Fund as follows:


                                                                         RATE PAID FOR THE
                                                                        FISCAL PERIOD ENDED
                                                                         OCTOBER 31, 2000
  Growth Equity Fund                                                            .85%
  Value Equity Fund                                                             .85%
  Indexed Equity Fund                                                           .25%
  Bond Fund                                                                     .65%
  Indexed Bond Fund                                                             .38%
  Short Term Bond Fund                                                          .35%
  Money Market Fund                                                             .38%
  Asset Manager Fund                                                            .65%
  International Equity Fund                                                     .85%
  EAFE Index Fund                                                               .57%
  International Bond Fund                                                       .68%

                                                                              95
                                                               SHAREHOLDER GUIDE


For the fiscal year ended December 31, 2000, the following Funds paid Towneley Capital Management, Inc. an aggregate fee for services performed as a percentage of the average daily net assets of each such Fund as follows:



                                                                         RATE PAID FOR THE
                                                                            YEAR ENDED
                                                                         DECEMBER 31, 2000
  Mid Cap Value Fund(1)                                                         .90%
  Small Cap Value Fund(1)                                                      1.00%
  Ultra Short Term Income Fund(1)(2)                                            .00%
  Balanced Fund(1)                                                              .75%


(1) Prior to December 12, 2000 and since the inception of the Balanced Fund, Mid Cap Value Fund, Small Cap Value Fund and Ultra Short Term Income Fund, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for these Funds. On December 12, 2000, Towneley sold to NYLIM Holdings LLC certain segments of its portfolio management businesses including the business, operations and activities that Towneley conducted relating to providing investment advisory services to these four Funds (the "Transaction"). As a result of the Transaction, NYLIM entered into a new management agreement with the Funds beginning December 12, 2000. NYLIM has undertaken that there will be no increase in the ordinary expense ratios of the Funds through December 31, 2002 from that of the twelve months' ended December 31, 2000. Provided however, this limitation shall not limit increases in transfer agency expense arrangements in effect prior to December 12, 2000.

(2) The Ultra Short Term Income Fund did not pay Towneley a management fee for the fiscal year ending December 31, 1999. Towneley contractually waived 0.20% and voluntarily waived the remaining 0.20% of the Fund's 0.40% annual management fee. NYLIM has contractually agreed to waive fees of 0.20% of the Ultra Short Term Income Fund's average daily net assets through December 31, 2002 and has voluntarily agreed to waive the remaining 0.20% through the same date. NYLIM may discontinue all or part of the voluntary waiver at any time after December 31, 2002.

For calendar year 2001, the following Funds will pay the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each such Fund as follows:

                                                                          RATE PAYABLE FOR
                                                                         CALENDAR YEAR 2001
  Mid Cap Core Fund(1)                                                        .85%
  Core Bond Plus Fund(1)                                                      .60%
  Tax Free Bond Fund(1)                                                       .50%

(1) NYLIM has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that annual fund operating expenses exceed 0.70% of average daily net assets of the Core Bond Plus Fund, 1.00% of average daily net assets of the Mid Cap Core Fund and 0.65% of average daily net assets of the Tax Free Bond Fund.

The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisors, except to the extent expressly provided in the Management Agreements between the Manager and the Funds.

Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Funds. (See the SAI for a breakdown of fees.)

96
SHAREHOLDER GUIDE

WHO MANAGES YOUR MONEY?

NYLIM serves as Manager of the assets of the Funds. NYLIM was formed in April, 2000 as a Delaware limited liability company. NYLIM is an indirect wholly-owned subsidiary of New York Life Insurance Company.

MacKay Shields is the Subadvisor to the Bond Fund, Core Bond Plus Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short Term Bond Fund, Tax Free Bond Fund and Value Equity Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of September 30, 2000, MacKay Shields managed over $30 billion in assets.

PORTFOLIO MANAGERS: BIOGRAPHIES

CLAUDE ATHAIDE Mr. Athaide became a manager of the Short Term Bond Fund in July 2000. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 1999. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with Republic National Bank from May 1995 to August 1995.

JEFFERSON C. BOYCE Mr. Boyce has managed the EAFE Index, Indexed Equity, Asset Manager and Indexed Bond Funds since March 1999. Mr. Boyce has been the Chairman and Chief Executive Officer of Monitor Capital Advisors LLC since 1997. Prior to that he was the Senior Vice President of Monitor Capital from 1992 to 1997. Mr. Boyce is also a Senior Vice President at New York Life and serves as an officer and/or director of various other subsidiaries and affiliated entities of New York Life. As of January 2, 2000, Mr. Boyce will manage the Funds as an employee of NYLIM.

ELIAS BELESSAKOS Mr. Belessakos is a Director and Senior Portfolio Manager of NYLIM. Mr. Belessakos has overall responsibility for the management of the Asset Manager Fund. Prior to joining Monitor Capital Advisors LLC, Mr. Belessakos was a senior researcher and portfolio manager in the Global Asset Allocation group of Deutsche Asset Management. Prior to holding that position, Mr. Bellesakos worked for JP Morgan Investment Management in the capital markets research group. Mr. Bellessakos joined Monitor Capital Advisors in 2000. As of January 2, 2000, Mr. Belessakos will manage the Fund as an employee of NYLIM.

MARK C. BOYCE Mr. Boyce serves as Portfolio Manager of the Money Market Fund. Mr. Boyce has managed the Money Market Fund since December 1999 and the Money Markets Group of New York Life and its subsidiaries since May 1997. He is a member of the fixed income portfolio management team at New York Life. From 1992 to 1997,

                                                                              97
                                                               SHAREHOLDER GUIDE

Mr. Boyce was an Investment Vice President responsible for Structured Finance Investments at New York Life.

RUDOLPH C. CARRYL Mr. Carryl has managed the Growth Equity Fund since August 1992. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 with twelve years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

DAVID CLEMENT Mr. Clement has managed the Money Market Fund since inception and is a member of the fixed income portfolio management team at New York Life. Mr. Clement joined the Asset Management Group of New York Life in 1990.

JOHN FITZGERALD Mr. Fitzgerald is a portfolio manager of the Tax Free Bond Fund and has managed the Fund since its inception. Mr. Fitzgerald became a manager of the MainStay Funds California Tax Free Fund and the MainStay Funds New York Tax Free Fund in July 2000. Prior to joining MacKay Shields, Mr. Fitzgerald was Senior Portfolio Manager at SSB Citibank Asset Management where he managed tax-exempt fixed income accounts for institutions and high net-worth individuals from August 1999 to May 2000. Prior to this, Mr. Fitzgerald was a Vice President and Portfolio Manager at BlackRock Inc. and an Assistant Vice President at TCW Insurance Advisors.

HARVEY FRAM Mr. Fram is a portfolio manager of the Mid Cap Core Fund. Mr. Fram joined Monitor Capital Advisors LLC in February 1999 as a Portfolio Manager and Research Strategist. He is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his CFA designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania. As of January 2, 2000, Mr. Fram will manage the Fund as an employee of NYLIM.

GARY GOODENOUGH Mr. Goodenough became a manager of the Bond Fund and the Short-Term Bond Fund in July 2000. Mr. Goodenough is also a portfolio manager of the Core Bond Plus Fund and has managed the Fund since its inception. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS Mr. Harms has managed the Short Term Bond Fund and the Bond Fund since April 1999 and has managed the Core

98
SHAREHOLDER GUIDE

Bond Plus Fund since its inception. Mr. Harms is a Managing Director of MacKay Shields. He joined MacKay Shields in 1991.

STEPHEN B. KILLIAN Mr. Killian has managed the Indexed Equity Fund since February 1999, the EAFE Index Fund since March 1999 and the Mid Cap Core Fund since its inception. Mr. Killian is a Managing Director of NYLIM. In these roles he has portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies. He joined Monitor Capital Capital Advisors LLC in 1997. Mr. Killian was a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997.

WESLEY G. MCCAIN Mr. McCain was the founder of Towneley Capital Management, Inc. and is an officer of NYLIM. Mr. McCain has been directing the investment process and co-managing the Balanced Fund, Mid Cap Value Fund. Small Cap Value Fund and Ultra Short Term Income Fund since each Fund began operations. Mr. McCain holds a BBA from the University of Michigan, an MBA from Columbia University, and an MA and PhD from Stanford University; he is a Chartered Financial Analyst (CFA). He was formerly on the faculty of the Graduate School of Business of Columbia University.

KATHY O'CONNOR Ms. O'Connor has been co-managing the Mid Cap Value Fund since its inception in 1994 and the Small Cap Value Fund since 1987. She is an officer of NYLIM and worked at Towneley since 1987. She holds a BBA from the University of Massachusetts, an MBA from Babson College, and is a Chartered Financial Analyst (CFA).

JOSEPH PORTERA Mr. Portera has managed the International Equity Fund since September 1998. Mr. Portera is a Managing Director of MacKay Shields specializing in international securities. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991 and was portfolio manager of the International Bond Fund from its inception to August 1995 and from December 1996 to the present.

RICHARD A. ROSEN Mr. Rosen has managed the Value Equity Fund since February 1999. Mr. Rosen is a Managing Director of MacKay Shields in the Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOAN SABELLA Ms. Sabella has been co-managing the Ultra Short Term Income Fund since 1994 and the Balanced Fund since 1989. She is an officer of NYLIM and worked at Towneley since 1978. She holds a BBA from Baruch College and is a Certified Financial Planner (CFP).

EDMUND C. SPELMAN Mr. Spelman has managed the Growth Equity Fund since February 1991. Mr. Spelman is a Senior Managing Director of

                                                                              99
                                                               SHAREHOLDER GUIDE

MacKay Shields, and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

LAURIE WALTERS Ms. Walters is a portfolio manager of the Tax Free Bond Fund and has managed the Fund since its inception. Ms. Walters became a manager of the MainStay Funds California Tax Free Fund and the MainStay Funds New York Tax Free Fund in July 2000. Ms. Walters, who joined MacKay Shields in 1997, was a Mortgage Trader at Bear Stearns & Company from September 1994 to February 1995 and with Nomura Securities International from 1987 to 1994. Prior to this, she was an investment banking analyst at PaineWebber, Inc. Ms. Walters has 13 years of investment management and research experience.

100

FINANCIAL HIGHLIGHTS

Eclipse Funds Inc.

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual reports, which are available upon request.

                      [This page intentionally left blank]

102
FINANCIAL HIGHLIGHTS

ASSET MANAGER FUND


                                                  NO-LOAD       SERVICE       NO-LOAD       SERVICE        NO-LOAD       SERVICE
                                                   CLASS         CLASS         CLASS         CLASS          CLASS         CLASS
                                                       Year ended            January 1, 1999 through      Year ended December 31
                                                    October 31, 2000            October 31, 1999*                  1998

  Net asset value at beginning of period            $14.57      $14.50         $15.36        $15.33         $14.83        $14.81
                                                  --------      -------      --------       -------       --------       -------
  Net investment income                               0.51        0.50           0.41          0.39           0.43          0.39
  Net realized and unrealized gain (loss) on
   investments                                        1.08        1.05           0.41          0.38           2.70          2.69
  Net realized and unrealized gain (loss) on
   foreign currency transactions                     (0.01)      (0.01)         (0.03)        (0.03)          0.02          0.02
                                                  --------      -------      --------       -------       --------       -------
  Total from investment operations                    1.58        1.54           0.79          0.74           3.15          3.10
                                                  --------      -------      --------       -------       --------       -------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                         (0.50)      (0.46)         (0.01)        (0.00)(a)      (0.43)        (0.39)
  From net realized gain on investments              (0.44)      (0.44)         (1.57)        (1.57)         (2.19)        (2.19)
  In excess of net realized gain on
   investments                                          --          --             --            --             --            --
                                                  --------      -------      --------       -------       --------       -------
  Total dividends and distributions                  (0.94)      (0.90)         (1.58)        (1.57)         (2.62)        (2.58)
                                                  --------      -------      --------       -------       --------       -------
  Net asset value at end of period                  $15.21      $15.14         $14.57        $14.50         $15.36        $15.33
                                                  ========      =======      ========       =======       ========       =======
  Total investment return                            11.18%      10.96%          5.58%(b)      5.31%(b)      21.31%        21.00%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                               3.45%       3.20%          3.40%+        3.15%+         2.64%         2.39%
  Net expenses                                        0.83%       1.08%          0.78%+        1.03%+         0.80%         1.05%
  Expenses (before reimbursement)                     0.83%       1.08%          0.78%+        1.03%+         0.80%         1.05%
  Portfolio turnover rate                               49%         49%            18%           18%            55%           55%
  Net assets at end of period (in 000's)          $561,329      $27,978      $513,860       $29,087       $500,449       $16,853


EAFE INDEX FUND


                                                   NO-LOAD      SERVICE       NO-LOAD       SERVICE        NO-LOAD       SERVICE
                                                    CLASS        CLASS         CLASS         CLASS          CLASS         CLASS
                                                        Year ended           January 1, 1999 through      Year ended December 31
                                                     October 31, 2000           October 31, 1999*                  1998

  Net asset value at beginning of period           $12.59       $12.51         $11.27        $11.22         $10.24        $10.20
                                                   -------      -------      --------       -------       --------       -------
  Net investment income                              0.11         0.09           0.11          0.09           0.11          0.08
  Net realized and unrealized gain (loss) on
   investments                                      (0.37)       (0.36)          1.39          1.38           1.84          1.83
  Net realized and unrealized gain (loss) on
   foreign currency transactions                    (0.05)       (0.05)         (0.11)        (0.11)          0.00(a)       0.00(a)
                                                   -------      -------      --------       -------       --------       -------
  Total from investment operations                  (0.31)       (0.32)          1.39          1.36           1.95          1.91
                                                   -------      -------      --------       -------       --------       -------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                           --           --             --            --          (0.11)        (0.08)
  From net realized gain on investments and
   foreign currency transactions                    (1.06)       (1.06)         (0.06)        (0.06)         (0.72)        (0.72)
  In excess of net investment income                   --           --          (0.01)        (0.01)         (0.09)        (0.09)
                                                   -------      -------      --------       -------       --------       -------
  Total dividends and distributions                 (1.06)       (1.06)         (0.07)        (0.07)         (0.92)        (0.89)
                                                   -------      -------      --------       -------       --------       -------
  Net asset value at end of period                 $11.22       $11.13         $12.59        $12.51         $11.27        $11.22
                                                   =======      =======      ========       =======       ========       =======
  Total investment return                           (3.52)%      (3.63)%        12.31%(b)     12.08%(b)      19.15%        18.83%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                              0.78%        0.53%          1.14%+        0.89%+         0.90%         0.65%
  Net expenses                                       0.95%(d)     1.20%(d)       0.94%+        1.19%+         0.94%         1.19%
  Expenses (before reimbursement)                    1.29%        1.54%          1.32%+        1.57%+         1.38%         1.63%
  Portfolio turnover rate                              11%          11%            19%           19%            24%           24%
  Net assets at end of period (in 000's)           $68,513        $576        $67,582          $549        $65,087          $499


(*) The Fund changed its fiscal year end from December 31 to October 31. (+) Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) Service Class commenced January 1, 1995.

(d) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.

                                                                             103
                                                            FINANCIAL HIGHLIGHTS

                                                              ASSET MANAGER FUND

        NO-                              NO-                              NO-                               NO-
        LOAD           SERVICE           LOAD           SERVICE           LOAD           SERVICE            LOAD
       CLASS            CLASS           CLASS            CLASS           CLASS           CLASS(c)          CLASS
                                               Year Ended December 31
                1997                             1996                             1995                      1994

        $13.19         $13.19            $11.79         $11.79            $10.67          $10.67            $11.67
      --------         ------          --------         ------          --------          ------          --------
          0.34           0.31              0.38           0.34              0.48            0.47              0.45
          3.15           3.13              1.53           1.53              2.39            2.39             (0.55)
         (0.00)(a)      (0.00)(a)         (0.00)(a)      (0.00)(a)         (0.01)          (0.01)               --
      --------         ------          --------         ------          --------          ------          --------
          3.49           3.44              1.91           1.87              2.86            2.85             (0.10)
      --------         ------          --------         ------          --------          ------          --------

         (0.34)         (0.31)            (0.38)         (0.34)            (0.48)          (0.47)            (0.45)
         (1.51)         (1.51)            (0.13)         (0.13)            (1.18)          (1.18)            (0.42)
            --             --                --             --             (0.08)          (0.08)            (0.03)
      --------         ------          --------         ------          --------          ------          --------
         (1.85)         (1.82)            (0.51)         (0.47)            (1.74)          (1.73)            (0.90)
      --------         ------          --------         ------          --------          ------          --------
        $14.83         $14.81            $13.19         $13.19            $11.79          $11.79            $10.67
      ========         ======          ========         ======          ========          ======          ========
         26.69%         26.30%            16.16%         15.89%            26.81%          26.70%            (0.86%)

          2.27%          2.02%             2.99%          2.74%             4.03%           3.78%             3.63%
          0.76%          1.01%             0.70%          0.95%             0.70%           0.95%             0.70%
          0.76%          1.01%             0.75%          1.00%             0.77%           1.02%             0.75%
            19%            19%              103%           103%              261%            261%              128%
      $414,824         $9,889          $323,790         $5,508          $273,351          $3,536          $229,079

                                                                 EAFE INDEX FUND

        NO-                              NO-                              NO-                               NO-
        LOAD           SERVICE           LOAD           SERVICE           LOAD           SERVICE            LOAD
       CLASS            CLASS           CLASS            CLASS           CLASS           CLASS(c)          CLASS
                                               YEAR ENDED DECEMBER 31
                1997                             1996                             1995                      1994

        $14.00         $13.97            $13.56         $13.51            $12.63          $12.63            $12.03
      --------         ------          --------         ------          --------          ------          --------
          0.22           0.19              0.16           0.12              0.13            0.14              0.10
         (0.28)         (0.29)             0.71           0.73              1.11            1.05              0.70
         (0.00)(a)      (0.00)(a)         (0.00)(a)      (0.00)(a)         (0.10)          (0.10)             0.03
      --------         ------          --------         ------          --------          ------          --------
         (0.06)         (0.10)             0.87           0.85              1.14            1.09              0.83
      --------         ------          --------         ------          --------          ------          --------

         (0.22)         (0.19)            (0.16)         (0.12)            (0.04)          (0.04)            (0.09)
         (3.39)         (3.39)            (0.25)         (0.25)            (0.14)          (0.14)            (0.14)
         (0.09)         (0.09)            (0.02)         (0.02)            (0.03)          (0.03)               --
      --------         ------          --------         ------          --------          ------          --------
         (3.70)         (3.67)            (0.43)         (0.39)            (0.21)          (0.21)            (0.23)
      --------         ------          --------         ------          --------          ------          --------
        $10.24         $10.20            $14.00         $13.97            $13.56          $13.51            $12.63
      ========         ======          ========         ======          ========          ======          ========
          0.40%          0.08%             6.45%          6.37%             9.03%           8.63%             6.83%

          1.04%          0.79%             1.11%          0.86%             1.01%           0.76%             0.57%
          0.94%          1.19%             0.94%          1.19%             1.03%           1.28%             1.26%
          1.26%          1.51%             1.23%          1.48%             1.24%           1.49%             1.26%
             6%             6%                4%             4%                6%              6%                7%
       $55,177           $439           $89,029           $396           $80,087            $257           $72,265

104
FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND


                                               NO-LOAD        SERVICE       NO-LOAD        SERVICE       NO-LOAD        SERVICE
                                                CLASS          CLASS         CLASS          CLASS         CLASS          CLASS
                                                    Year Ended             January 1, 1999 through      Year ended December 31
                                                 October 31, 2000             October 31, 1999*                  1998
  Net asset value at beginning of period          $36.45      $35.99           $33.48      $33.13           $25.43       $25.24
                                              ----------      -------      ----------      -------      ----------      -------
  Net investment income (loss)                     (0.20)(b)   (0.29)(b)        (0.14)(b)   (0.21)(b)        (0.09)(b)    (0.16)(b)
  Net realized and unrealized gain
   (loss) on investments                            4.66        4.59             3.45        3.41            10.35        10.26
                                              ----------      -------      ----------      -------      ----------      -------
  Total from investment operations                  4.46        4.30             3.31        3.20            10.26        10.10
                                              ----------      -------      ----------      -------      ----------      -------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                          --          --               --          --               --           --
  From net realized gain on investments            (3.41)      (3.41)           (0.34)      (0.34)           (2.21)       (2.21)
  In excess of net investment income                  --          --               --          --               --           --
  In excess of net realized gain on
   investments                                        --          --               --          --               --           --
                                              ----------      -------      ----------      -------      ----------      -------
  Total dividends and distributions                (3.41)      (3.41)           (0.34)      (0.34)           (2.21)       (2.21)
                                              ----------      -------      ----------      -------      ----------      -------
  Net asset value at end of period                $37.50      $36.88           $36.45      $35.99           $33.48       $33.13
                                              ==========      =======      ==========      =======      ==========      =======
  Total investment return                          12.24%      11.93%            9.96%(c)    9.74%(c)        40.50%       40.18%
  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income (loss)                     (0.52%)     (0.77%)          (0.49%)+    (0.74%)+         (0.31%)      (0.56%)
  Net expenses                                      0.93%       1.18%            0.93%+      1.18%+           0.94%        1.19%
  Portfolio turnover rate                             48%         48%              27%         27%              29%          29%
  Net assets at end of period (in 000's)      $1,197,216      $24,732      $1,049,756      $25,987        $975,010      $15,814


INDEXED EQUITY FUND


                                               NO-LOAD        SERVICE       NO-LOAD        SERVICE       NO-LOAD        SERVICE
                                                CLASS          CLASS         CLASS          CLASS         CLASS          CLASS
                                                    Year Ended             January 1, 1999 through      Year ended December 31
                                                 October 31, 2000             October 31, 1999*                  1998
  Net asset value at beginning of period          $36.99      $36.80           $33.39      $33.28           $27.05       $26.99
                                              ----------      -------      ----------      -------      ----------      -------
  Net investment income                             0.37        0.27             0.31        0.21             0.38         0.31
  Net realized and unrealized gain
   (loss) on investments                            1.86        1.85             3.60        3.62             7.36         7.31
                                              ----------      -------      ----------      -------      ----------      -------
  Total from investment operations                  2.23        2.12             3.91        3.83             7.74         7.62
                                              ----------      -------      ----------      -------      ----------      -------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                       (0.38)      (0.30)              --          --            (0.38)       (0.31)
  From net realized gain on investments            (1.46)      (1.46)           (0.31)      (0.31)           (1.02)       (1.02)
  In excess of net realized gain on
   investments                                        --          --               --          --               --           --
                                              ----------      -------      ----------      -------      ----------      -------
  Total dividends and distributions                (1.84)      (1.76)           (0.31)      (0.31)           (1.40)       (1.33)
                                              ----------      -------      ----------      -------      ----------      -------
  Net asset value at end of period                $37.38      $37.16           $36.99      $36.80           $33.39       $33.28
                                              ==========      =======      ==========      =======      ==========      =======
  Total investment return                           5.98%       5.72%           11.80%(c)   11.60%(c)        28.62%       28.24%
  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                             0.95%       0.70%            1.06%+      0.81%+           1.29%        1.04%
  Net expenses                                      0.30%       0.55%            0.30%+      0.55%+           0.30%        0.55%
  Expenses (before reimbursement)                   0.54%       0.79%            0.55%+      0.80%+           0.56%        0.81%
  Portfolio turnover rate                             11%         11%               7%          7%               8%           8%
  Net assets at end of period (in 000's)      $1,503,224      $64,254      $1,641,591      $61,647      $1,472,263      $36,442


(*) The Fund changed its fiscal year end from December 31 to October 31. (+) Annualized.
(a) Less than one cent per share.
(b) Per share data based on average shares outstanding during the period.
(c) Total return is not annualized.
(d) Service Class commenced January 1, 1995.

                                                                             105
                                                            FINANCIAL HIGHLIGHTS

                                                              GROWTH EQUITY FUND

  NO-LOAD          SERVICE         NO-LOAD          SERVICE         NO-LOAD          SERVICE          NO-LOAD
   CLASS            CLASS           CLASS            CLASS           CLASS           CLASS(d)          CLASS
                                             Year ended December 31
            1997                             1996                             1995                      1994
   $21.99          $21.88           $18.84          $18.80           $13.68           $13.68            $14.40
  --------         -------         --------         ------          --------          ------          --------
    (0.08)(b)       (0.14)(b)        (0.06)(b)       (0.11)(b)         0.02            (0.01)             0.01
     5.45            5.43             4.14            4.12             5.16             5.14             (0.33)
  --------         -------         --------         ------          --------          ------          --------
     5.37            5.29             4.08            4.01             5.18             5.13             (0.32)
  --------         -------         --------         ------          --------          ------          --------
       --              --               --              --            (0.02)           (0.01)            (0.01)
    (1.93)          (1.93)           (0.93)          (0.93)              --               --             (0.39)
       --              --               --              --            (0.00)(a)        (0.00)(a)            --
       --              --               --              --            (0.00)(a)        (0.00)(a)         (0.00)(a)
  --------         -------         --------         ------          --------          ------          --------
    (1.93)          (1.93)           (0.93)          (0.93)           (0.02)           (0.01)            (0.40)
  --------         -------         --------         ------          --------          ------          --------
   $25.43          $25.24           $21.99          $21.88           $18.84           $18.80            $13.68
  ========         =======         ========         ======          ========          ======          ========
    24.73%          24.50%           21.62%          21.29%           37.88%           37.50%            (2.23%)
    (0.31%)         (0.56%)          (0.27%)         (0.52%)           0.12%           (0.13%)            0.04%
     0.93%           1.18%            0.92%           1.17%            0.93%            1.18%             0.92%
       36%             36%              22%             22%              33%              33%               37%
  $700,070         $10,668         $541,212         $6,842          $412,129          $2,729          $284,388

                                                             INDEXED EQUITY FUND

  NO-LOAD          SERVICE         NO-LOAD          SERVICE         NO-LOAD          SERVICE          NO-LOAD
   CLASS            CLASS           CLASS            CLASS           CLASS           CLASS(d)          CLASS
                                             Year ended December 31
            1997                             1996                             1995                      1994
   $21.05          $21.01           $17.82          $17.81           $13.53           $13.53            $13.86
  --------         -------         --------         ------          --------          ------          --------
     0.37            0.32             0.34            0.31             0.35             0.33              0.33
     6.54            6.52             3.69            3.66             4.64             4.64             (0.20)
  --------         -------         --------         ------          --------          ------          --------
     6.91            6.84             4.03            3.97             4.99             4.97              0.13
  --------         -------         --------         ------          --------          ------          --------
    (0.37)          (0.32)           (0.34)          (0.31)           (0.34)           (0.33)            (0.33)
    (0.54)          (0.54)           (0.46)          (0.46)           (0.36)           (0.36)            (0.13)
       --              --               --              --               --               --              0.00(a)
  --------         -------         --------         ------          --------          ------          --------
    (0.91)          (0.86)           (0.80)          (0.77)           (0.70)           (0.69)            (0.46)
  --------         -------         --------         ------          --------          ------          --------
   $27.05          $26.99           $21.05          $21.01           $17.82           $17.81            $13.53
  ========         =======         ========         ======          ========          ======          ========
    32.88%          32.60%           22.57%          22.21%           36.88%           36.70%             0.90%
     1.56%           1.31%            1.96%           1.71%            2.21%            1.96%             2.43%
     0.30%           0.55%            0.44%           0.69%            0.50%            0.75%             0.50%
     0.56%           0.81%            0.59%           0.84%            0.59%            0.84%             0.58%
        3%              3%               8%              8%               4%               4%                5%
  $966,217         $13,828         $617,716         $5,865          $354,420            $969          $244,685

106
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND


                                                  NO-LOAD       SERVICE       NO-LOAD       SERVICE        NO-LOAD       SERVICE
                                                   CLASS         CLASS         CLASS         CLASS          CLASS         CLASS
                                                       Year ended            January 1, 1999 through      Year ended December 31
                                                    October 31, 2000            October 31, 1999*                  1998

  Net asset value at beginning of period            $13.10      $12.97         $11.81        $11.72          $9.93         $9.85
                                                  --------      ------       --------        ------       --------        ------
  Net investment income                               0.05        0.02           0.10          0.05           0.13          0.11
  Net realized and unrealized gain (loss) on
   investments                                       (0.81)      (0.79)          1.30          1.31           2.12          2.11
  Net realized and unrealized gain (loss) on
   foreign currency transactions                     (0.37)      (0.37)         (0.08)        (0.08)         (0.03)        (0.03)
                                                  --------      ------       --------        ------       --------        ------
  Total from investment operations                   (1.13)      (1.14)          1.32          1.28           2.22          2.19
                                                  --------      ------       --------        ------       --------        ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income and net
   realized gain on foreign currency
   transactions                                         --          --             --            --          (0.24)        (0.22)
  From net realized gain on investments              (0.53)      (0.53)            --            --             --            --
  In excess of net investment income                    --          --          (0.03)        (0.03)         (0.10)        (0.10)
                                                  --------      ------       --------        ------       --------        ------
  Total dividends and distributions                  (0.53)      (0.53)         (0.03)        (0.03)         (0.34)        (0.32)
                                                  --------      ------       --------        ------       --------        ------
  Net asset value at end of period                  $11.44      $11.30         $13.10        $12.97         $11.81        $11.72
                                                  ========      ======       ========        ======       ========        ======
  Total investment return                            (9.44)%     (9.62)%        11.23%(a)     10.96%(a)      22.41%        22.20%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                               0.38%       0.13%          1.00%+        0.75%+         1.14%         0.89%
  Net expenses                                        1.03%       1.28%          1.01%+        1.26%+         1.00%         1.25%
  Expenses (before reimbursement)                     1.03%       1.28%          1.01%+        1.26%+         1.03%         1.28%
  Portfolio turnover rate                               39%         39%            35%           35%            51%           51%
  Net assets at end of period (in 000's)          $141,316        $486       $152,928          $671       $140,630          $675


VALUE EQUITY FUND


                                                  NO-LOAD       SERVICE       NO-LOAD       SERVICE        NO-LOAD       SERVICE
                                                   CLASS         CLASS         CLASS         CLASS          CLASS         CLASS
                                                       Year ended            January 1, 1999 through      Year ended December 31
                                                    October 31, 2000            October 31, 1999*                  1998

  Net asset value at beginning of period            $12.69      $12.66         $11.76        $11.76         $16.36        $16.35
                                                  --------      ------       --------        ------       --------        ------
  Net investment income                               0.15        0.10           0.09          0.06           0.18          0.14
  Net realized and unrealized gain (loss) on
   investments                                        1.27        1.28           0.84          0.84          (1.58)        (1.57)
                                                  --------      ------       --------        ------       --------        ------
  Total from investment operations                    1.42        1.38           0.93          0.90          (1.40)        (1.43)
                                                  --------      ------       --------        ------       --------        ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                         (0.11)      (0.07)         (0.00)(b)     (0.00)(b)      (0.18)        (0.14)
  From net realized gain on investments                 --          --             --            --          (2.90)        (2.90)
  In excess of net realized gain on
   investments                                          --          --             --            --          (0.12)        (0.12)
                                                  --------      ------       --------        ------       --------        ------
  Total dividends and distributions                  (0.11)      (0.07)         (0.00)(b)     (0.00)(b)      (3.20)        (3.16)
                                                  --------      ------       --------        ------       --------        ------
  Net asset value at end of period                  $14.00      $13.97         $12.69        $12.66         $11.76        $11.76
                                                  ========      ======       ========        ======       ========        ======
  Total investment return                            11.31%      11.00%          7.91%(a)      7.65%(a)      (8.10%)       (8.30%)

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                               1.12%       0.87%          0.84%+        0.59%+         1.04%         0.79%
  Net expenses                                        0.94%       1.19%          0.96%+        1.21%+         0.98%         1.23%
  Portfolio turnover rate                               96%         96%            49%           49%            76%           76%
  Net assets at end of period (in 000's)          $742,924      $5,776       $741,300        $7,418       $800,993        $9,740


(*) The Fund changed its fiscal year end from December 31 to October 31. (+) Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Commencement of operations.
(d) Service Class commenced January 1, 1995.

                                                                             107
                                                            FINANCIAL HIGHLIGHTS

                                                       INTERNATIONAL EQUITY FUND

  NO-LOAD            SERVICE           NO-LOAD            SERVICE           NO-LOAD            SERVICE
   CLASS              CLASS             CLASS              CLASS             CLASS              CLASS
                                Year ended December 31                      January 1, 1995(c) through
             1997                                 1996                          December 31, 1995

    $10.63           $10.58              $10.35           $10.33              $10.00           $10.00
  --------           -------           --------           -------           --------           ------
      1.14             1.11                0.64             0.62                0.36             0.35
     (0.10)           (0.10)               0.09             0.09                0.17             0.16
     (0.49)           (0.52)               0.51             0.48                0.18             0.17
  --------           -------           --------           -------           --------           ------
      0.55             0.49                1.24             1.19                0.71             0.68
  --------           -------           --------           -------           --------           ------

     (0.96)           (0.93)              (0.84)           (0.82)              (0.10)           (0.09)
     (0.29)           (0.29)              (0.12)           (0.12)              (0.26)           (0.26)
        --               --                  --               --               (0.00)(b)        (0.00)(b)
  --------           -------           --------           -------           --------           ------
     (1.25)           (1.22)              (0.96)           (0.94)              (0.36)           (0.35)
  --------           -------           --------           -------           --------           ------
     $9.93            $9.85              $10.63           $10.58              $10.35           $10.33
  ========           =======           ========           =======           ========           ======
      5.44%            4.88%              12.09%           11.59%               7.17%            6.86%

      1.23%            0.98%               0.83%            0.58%               1.05%            0.80%
      1.00%            1.25%               1.00%            1.25%               1.00%            1.25%
      1.04%            1.29%               1.07%            1.32%               1.07%            1.32%
        37%              37%                 23%              23%                 26%              26%
  $113,774             $607            $126,280             $725             $96,714             $213

                                                               VALUE EQUITY FUND

  NO-LOAD            SERVICE           NO-LOAD            SERVICE           NO-LOAD            SERVICE            NO-LOAD
   CLASS              CLASS             CLASS              CLASS             CLASS             CLASS(d)            CLASS
                                                   Year Ended December 31
             1997                                 1996                                 1995                         1994

    $15.87           $15.85              $14.43           $14.43              $11.58            $11.58              $12.40
  --------           -------           --------           -------           --------            ------            --------
      0.23             0.16                0.25             0.23                0.21              0.20                0.17
      3.31             3.32                2.98             2.96                3.20              3.20               (0.02)
  --------           -------           --------           -------           --------            ------            --------
      3.54             3.48                3.23             3.19                3.41              3.40                0.15
  --------           -------           --------           -------           --------            ------            --------

     (0.23)           (0.16)              (0.25)           (0.23)              (0.21)            (0.20)              (0.17)
     (2.82)           (2.82)              (1.54)           (1.54)              (0.35)            (0.35)              (0.80)
        --               --                  --               --                  --                --                  --
  --------           -------           --------           -------           --------            ------            --------
     (3.05)           (2.98)              (1.79)           (1.77)              (0.56)            (0.55)              (0.97)
  --------           -------           --------           -------           --------            ------            --------
    $16.36           $16.35              $15.87           $15.85              $14.43            $14.43              $11.58
  ========           =======           ========           =======           ========            ======            ========
     22.63%           22.28%              22.41%           22.10%              29.42%            29.32%               1.22%

      1.30%            1.05%               1.70%            1.45%               1.64%             1.39%               1.50%
      0.93%            1.18%               0.92%            1.17%               0.93%             1.18%               0.92%
        66%              66%                 50%              50%                 51%               51%                 43%
  $984,220           $11,010           $821,725           $14,752           $603,749            $3,213            $396,537

108
FINANCIAL HIGHLIGHTS

BOND FUND


                                                  NO-LOAD       SERVICE       NO-LOAD       SERVICE        NO-LOAD       SERVICE
                                                   CLASS         CLASS         CLASS         CLASS          CLASS         CLASS
                                                       Year ended            January 1, 1999 through      Year ended December 31
                                                    October 31, 2000            October 31, 1999*                  1998
  Net asset value at beginning of period             $9.75       $9.69          $9.91         $9.88          $9.71         $9.68
                                                  --------      ------       --------        ------       --------        ------
  Net investment income                               0.57        0.55           0.47          0.47           0.57          0.54
  Net realized and unrealized gain (loss) on
   investments                                       (0.01)      (0.01)         (0.63)        (0.66)          0.20          0.20
                                                  --------      ------       --------        ------       --------        ------
  Total from investment operations                    0.56        0.54          (0.16)        (0.19)          0.77          0.74
                                                  --------      ------       --------        ------       --------        ------

  LESS DIVIDENDS:

  From net investment income                         (0.56)      (0.53)         (0.00)(b)     (0.00)(b)      (0.57)        (0.54)
                                                  --------      ------       --------        ------       --------        ------
  Net asset value at end of period                   $9.75       $9.70          $9.75         $9.69          $9.91         $9.88
                                                  ========      ======       ========        ======       ========        ======
  Total investment return                             6.21%       5.96%         (1.61%)(a)    (1.92%)(a)      7.93%         7.73%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                               6.05%       5.80%          5.55%+        5.30%+         5.57%         5.32%
  Net expenses                                        0.75%       1.00%          0.75%+        1.00%+         0.75%         1.00%
  Expenses (before reimbursement)                     0.83%       1.08%          0.85%+        1.10%+         0.86%         1.11%
  Portfolio turnover rate                              361%        361%           245%          245%           335%          335%
  Net assets at end of period (in 000's)          $193,466      $3,181       $174,521        $3,742       $182,402        $4,290


INDEXED BOND FUND


                                                  NO-LOAD       SERVICE       NO-LOAD       SERVICE        NO-LOAD       SERVICE
                                                   CLASS         CLASS         CLASS         CLASS          CLASS         CLASS
                                                       Year ended            January 1, 1999 through      Year ended December 31
                                                    October 31, 2000            October 31, 1999*                  1998

  Net asset value at beginning of period            $10.76      $10.74         $10.93        $10.92         $10.74        $10.74
                                                  --------      ------       --------        ------       --------        ------
  Net investment income                               0.72        0.67           0.62          0.61           0.69          0.66
  Net realized and unrealized gain (loss) on
   investments                                        0.00(b)     0.01          (0.79)        (0.79)          0.19          0.18
                                                  --------      ------       --------        ------       --------        ------
  Total from investment operations                    0.72        0.68          (0.17)        (0.18)          0.88          0.84
                                                  --------      ------       --------        ------       --------        ------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                         (0.75)      (0.72)            --            --          (0.69)        (0.66)
  From net realized gain on investments                 --          --             --            --             --            --
                                                  --------      ------       --------        ------       --------        ------
  Total dividends and distributions                  (0.75)      (0.72)            --            --          (0.69)        (0.66)
                                                  --------      ------       --------        ------       --------        ------
  Net asset value at end of period                  $10.73      $10.70         $10.76        $10.74         $10.93        $10.92
                                                  ========      ======       ========        ======       ========        ======
  Total investment return                             7.27%       6.87%         (1.56%)(a)    (1.65%)(a)      8.21%         7.86%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                               6.63%       6.38%          6.42%+        6.17%+         6.37%         6.12%
  Net expenses                                        0.50%       0.75%          0.50%+        0.75%+         0.50%         0.75%
  Expenses (before reimbursement)                     0.63%       0.88%          0.62%+        0.87%+         0.65%         0.90%
  Portfolio turnover rate                               20%         20%            31%           31%            14%           14%
  Net assets at end of period (in 000's)          $136,033      $3,634       $145,427        $3,345       $156,244        $3,881


(*) The Fund changed its fiscal year end from December 31 to October 31. (+) Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Service Class commenced January 1, 1995.

                                                                             109
                                                            FINANCIAL HIGHLIGHTS

                                                                       BOND FUND

    NO-                              NO-                              NO-
    LOAD           SERVICE           LOAD           SERVICE           LOAD           SERVICE          NO-LOAD
   CLASS            CLASS           CLASS            CLASS           CLASS           CLASS(c)          CLASS
                                             Year ended December 31
            1997                             1996                             1995                      1994
     $9.51          $9.49             $9.85          $9.83             $8.93           $8.93             $9.98
  --------         ------          --------         ------          --------          ------          --------
      0.61           0.59              0.62           0.60              0.68            0.67              0.72
      0.20           0.19             (0.34)         (0.34)             0.92            0.90             (1.05)
  --------         ------          --------         ------          --------          ------          --------
      0.81           0.78              0.28           0.26              1.60            1.57             (0.33)
  --------         ------          --------         ------          --------          ------          --------

     (0.61)         (0.59)            (0.62)         (0.60)            (0.68)          (0.67)            (0.72)
  --------         ------          --------         ------          --------          ------          --------
     $9.71          $9.68             $9.51          $9.49             $9.85           $9.83             $8.93
  ========         ======          ========         ======          ========          ======          ========
      8.57%          8.21%             2.80%          2.62%            17.88%          17.55%            (3.31%)

      6.21%          5.96%             6.10%          5.85%             6.62%           6.37%             7.13%
      0.75%          1.00%             0.75%          1.00%             0.75%           1.00%             0.75%
      0.85%          1.10%             0.86%          1.11%             0.86%           1.11%             0.82%
       338%           338%              398%           398%              470%            470%              478%
  $183,846         $1,531          $177,009         $1,597          $193,518            $749          $202,970

                                                               INDEXED BOND FUND

    NO-                              NO-                              NO-
    LOAD           SERVICE           LOAD           SERVICE           LOAD           SERVICE          NO-LOAD
   CLASS            CLASS           CLASS            CLASS           CLASS           CLASS(c)          CLASS
                                             Year ended December 31
            1997                             1996                             1995                      1994

    $10.52         $10.52            $10.99         $10.99            $10.06          $10.06            $11.08
  --------         ------          --------         ------          --------          ------          --------
      0.73           0.70              0.76           0.74              0.82            0.81              0.65
      0.22           0.22             (0.48)         (0.48)             1.00            1.00             (1.03)
  --------         ------          --------         ------          --------          ------          --------
      0.95           0.92              0.28           0.26              1.82            1.81             (0.38)
  --------         ------          --------         ------          --------          ------          --------

     (0.73)         (0.70)            (0.75)         (0.73)            (0.82)          (0.81)            (0.64)
        --             --                --             --             (0.07)          (0.07)               --
  --------         ------          --------         ------          --------          ------          --------
     (0.73)         (0.70)            (0.75)         (0.73)            (0.89)          (0.88)            (0.64)
  --------         ------          --------         ------          --------          ------          --------
    $10.74         $10.74            $10.52         $10.52            $10.99          $10.99            $10.06
  ========         ======          ========         ======          ========          ======          ========
      9.01%          8.75%             2.55%          2.34%            18.07%          17.97%            (3.44%)

      6.60%          6.35%             6.21%          5.96%             6.38%           6.13%             6.13%
      0.50%          0.75%             0.50%          0.75%             0.50%           0.75%             0.50%
      0.65%          0.90%             0.65%          0.90%             0.63%           0.88%             0.61%
        32%            32%              312%           312%              284%            284%              274%
  $117,922         $3,015          $109,482         $2,764          $163,219            $471          $169,404

110
FINANCIAL HIGHLIGHTS

INTERNATIONAL BOND FUND


                                                  NO-LOAD       SERVICE        NO-LOAD       SERVICE       NO-LOAD       SERVICE
                                                   CLASS         CLASS          CLASS         CLASS         CLASS         CLASS
                                                        Year Ended            January 1, 1999 through      Year ended December 31
                                                     October 31, 2000            October 31, 1999*                  1998
  Net asset value at beginning of period             $9.80         $9.74        $10.56        $10.52         $10.05        $10.01
                                                  --------      --------      --------        ------       --------      --------
  Net investment income                               0.38          0.33          0.35          0.37           0.56          0.53
  Net realized and unrealized gain (loss) on
   investments                                       (0.89)        (0.86)        (0.62)        (0.65)          0.71          0.71
  Net realized and unrealized gain (loss) on
   foreign currency transactions                     (0.78)        (0.77)        (0.30)        (0.30)         (0.01)        (0.01)
                                                  --------      --------      --------        ------       --------      --------
  Total from investment operations                   (1.29)        (1.30)        (0.57)        (0.58)          1.26          1.23
                                                  --------      --------      --------        ------       --------      --------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income and net
   realized gain on foreign currency
   transactions                                      (0.15)        (0.11)        (0.04)        (0.04)         (0.63)        (0.60)
  From net realized gain on investments                 --            --         (0.13)        (0.13)         (0.12)        (0.12)
  In excess of net investment income                    --            --         (0.02)        (0.03)            --            --
                                                  --------      --------      --------        ------       --------      --------
  Total dividends and distributions                  (0.15)        (0.11)        (0.19)        (0.20)         (0.75)        (0.72)
                                                  --------      --------      --------        ------       --------      --------
  Net asset value at end of period                   $8.36         $8.33         $9.80         $9.74         $10.56        $10.52
                                                  ========      ========      ========        ======       ========      ========
  Total investment return                           (13.34%)      (13.49%)       (5.33%)(c)    (5.50%)(c)     12.53%        12.30%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                               4.15%         3.90%         4.36%+        4.11%+         5.61%         5.36%
  Net expenses                                        0.97%(e)      1.22%(e)      0.95%+        1.20%+         0.95%         1.20%
  Expenses (before reimbursement)                     1.08%         1.33%         1.07%+        1.32%+         1.08%         1.33%
  Portfolio turnover rate                              175%          175%          251%          251%           299%          299%
  Net assets at end of period (in 000's)           $43,348          $114       $58,585          $199        $62,549          $234


MONEY MARKET FUND


                                                  NO-LOAD       SERVICE        NO-LOAD       SERVICE       NO-LOAD       SERVICE
                                                   CLASS         CLASS          CLASS         CLASS         CLASS         CLASS
                                                        Year Ended            January 1, 1999 through      Year ended December 31
                                                     October 31, 2000            October 31, 1999*                  1998
  Net asset value at beginning of period             $1.00         $1.00         $1.00         $1.00          $1.00         $1.00
                                                  --------      --------      --------        ------       --------      --------
  Net investment income                               0.06          0.06          0.04          0.04           0.05          0.05
                                                  --------      --------      --------        ------       --------      --------

  LESS DIVIDENDS AND DISTRIBUTIONS:

  From net investment income                         (0.06)        (0.06)        (0.04)        (0.04)         (0.05)        (0.05)
  From net realized gain on investments                 --            --            --            --             --            --
                                                  --------      --------      --------        ------       --------      --------
  Total dividends and distributions                  (0.06)        (0.06)        (0.04)        (0.04)         (0.05)        (0.05)
                                                  --------      --------      --------        ------       --------      --------
  Net asset value at end of period                   $1.00         $1.00         $1.00         $1.00          $1.00         $1.00
                                                  ========      ========      ========        ======       ========      ========
  Total investment return                             5.98%         5.72%         3.96%(c)      3.74%(c)       5.25%         4.99%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                               5.81%         5.56%         4.68%+        4.43%+         5.12%         4.87%
  Net expenses                                        0.50%         0.75%         0.50%+        0.75%+         0.50%         0.75%
  Expenses (before reimbursement)                     0.57%         0.82%         0.62%+        0.87%+         0.63%         0.88%
  Net assets at end of period (in 000's)          $160,942        $1,586      $246,713        $5,630       $194,338      $103,765


(*) The Fund changed its fiscal year end from December 31 to October 31. (+) Annualized.
(a) Commencement of operations.
(b) Less than one cent per share.
(c) Total return is not annualized.
(d) Service Class commenced January 1, 1995.

(e) The effect of non-reimbursable interest expense on the expense ratio was 0.02%.

                                                                             111
                                                            FINANCIAL HIGHLIGHTS

                                                         INTERNATIONAL BOND FUND

  NO-LOAD            SERVICE           NO-LOAD            SERVICE           NO-LOAD            SERVICE
   CLASS              CLASS             CLASS              CLASS             CLASS              CLASS
                      Year ended December 31                                January 1, 1995(a) through
             1997                                 1996                           December 31, 1995
    $11.10           $11.07              $11.16           $11.14             $10.00             $10.00
  --------           -------           --------           -------           -------             ------
      1.01             0.98                1.21             1.19               0.70               0.70
     (1.11)           (1.13)               0.11             0.11               1.12               1.10
      0.40             0.41                0.27             0.26               0.02               0.02
  --------           -------           --------           -------           -------             ------
      0.30             0.26                1.59             1.56               1.84               1.82
  --------           -------           --------           -------           -------             ------

     (0.99)           (0.96)              (1.37)           (1.35)             (0.55)             (0.55)
     (0.36)           (0.36)              (0.28)           (0.28)             (0.13)             (0.13)
        --               --                  --               --                 --                 --
  --------           -------           --------           -------           -------             ------
     (1.35)           (1.32)              (1.65)           (1.63)             (0.68)             (0.68)
  --------           -------           --------           -------           -------             ------
    $10.05           $10.01              $11.10           $11.07             $11.16             $11.14
  ========           =======           ========           =======           =======             ======
      2.62%            2.27%              14.32%           14.08%             18.46%             18.26%

      5.86%            5.61%               6.02%            5.77%              6.61%              6.36%
      0.95%            1.20%               0.95%            1.20%              0.95%              1.20%
      1.10%            1.35%               1.08%            1.33%              1.03%              1.28%
       186%             186%                 57%              57%                92%                92%
   $48,613             $235             $51,980             $225            $44,388                 $6

                                                               MONEY MARKET FUND

    NO-                                  NO-                                  NO-
    LOAD             SERVICE             LOAD             SERVICE            LOAD             SERVICE            NO-LOAD
   CLASS              CLASS             CLASS              CLASS             CLASS            CLASS(d)            CLASS
                                                  Year ended December 31
             1997                                 1996                                 1995                       1994
     $1.00            $1.00               $1.00            $1.00             $1.00              $1.00              $1.00
  --------           -------           --------           -------           -------            ------            -------
      0.05             0.05                0.05             0.05              0.05               0.05               0.04
  --------           -------           --------           -------           -------            ------            -------

     (0.05)           (0.05)              (0.05)           (0.05)            (0.05)             (0.05)             (0.04)
     (0.00)(b)        (0.00)(b)              --               --                --                 --                 --
  --------           -------           --------           -------           -------            ------            -------
     (0.05)           (0.05)              (0.05)           (0.05)            (0.05)             (0.05)             (0.04)
  --------           -------           --------           -------           -------            ------            -------
     $1.00            $1.00               $1.00            $1.00             $1.00              $1.00              $1.00
  ========           =======           ========           =======           =======            ======            =======
      5.27%            5.01%               5.11%            4.85%             5.63%              5.46%              3.88%

      5.18%            4.93%               5.00%            4.75%             5.48%              5.23%              3.89%
      0.50%            0.75%               0.50%            0.75%             0.50%              0.75%              0.50%
      0.61%            0.86%               0.67%            0.92%             0.73%              0.98%              0.68%
  $190,319           $64,228           $110,760           $34,664           $67,869            $2,784            $65,106

112
FINANCIAL HIGHLIGHTS

SHORT TERM BOND FUND


                                                 NO-LOAD       SERVICE        NO-LOAD        SERVICE       NO-LOAD       SERVICE
                                                  CLASS         CLASS          CLASS          CLASS         CLASS         CLASS
                                                 Year ended October 31,      January 1, 1999 through       Year ended December 31
                                                          2000                  October 31, 1999*                   1998
  Net asset value at beginning of period           $9.63         $9.59          $9.43          $9.41         $9.39         $9.38
                                                 -------        ------        -------         ------       -------        ------
  Net investment income                             0.57(c)       0.54(c)        0.47           0.45          0.56          0.53
  Net realized and unrealized gain (loss)
   on investments                                  (0.03)        (0.03)         (0.27)         (0.27)         0.04          0.03
                                                 -------        ------        -------         ------       -------        ------
  Total from investment operations                  0.54          0.51           0.20           0.18          0.60          0.56
                                                 -------        ------        -------         ------       -------        ------

  LESS DIVIDENDS:

  From net investment income                       (0.81)        (0.78)            --             --         (0.56)        (0.53)
                                                 -------        ------        -------         ------       -------        ------
  Net asset value at end of period                 $9.36         $9.32          $9.63          $9.59         $9.43         $9.41
                                                 =======        ======        =======         ======       =======        ======
  Total investment return                           6.05%         5.78%          2.12%(a)       1.91%(a)      6.37%         5.98%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                             6.20%         5.95%          5.42%+         5.17%+        5.95%         5.70%
  Net expenses                                      0.61%(d)      0.86%(d)       0.60%+         0.85%+        0.60%         0.85%
  Expenses (before reimbursement)                   0.99%         1.24%          0.85%+         1.10%+        0.89%         1.14%
  Portfolio turnover rate                            165%          165%           105%           105%          125%          125%
  Net assets at end of period (in 000's)         $31,146        $1,061        $48,150         $1,036       $42,219        $1,273


(*) The Fund changed its fiscal year end from December 31 to October 31. (+) Annualized.
(a) Total return is not annualized.
(b) Service Class commenced January 1, 1995.

(c) Per share data based on average shares outstanding during the year.


(d) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.

                                                                             113
                                                            FINANCIAL HIGHLIGHTS

                                                            SHORT TERM BOND FUND

    NO-                             NO-                             NO-
   LOAD           SERVICE          LOAD           SERVICE          LOAD           SERVICE          NO-LOAD
   CLASS           CLASS           CLASS           CLASS           CLASS          CLASS(b)          CLASS
                                           Year ended December 31
           1997                            1996                             1995                    1994
   $9.48           $9.46           $9.68           $9.67           $9.37            $9.37           $10.33
  -------         ------          -------         ------          -------          ------          -------
    0.67            0.64            0.66            0.64            0.65             0.64             0.97
         )
   (0.09           (0.08)          (0.20)          (0.21)           0.31             0.30            (0.96)
  -------         ------          -------         ------          -------          ------          -------
    0.58            0.56            0.46            0.43            0.96             0.94             0.01
  -------         ------          -------         ------          -------          ------          -------

   (0.67)          (0.64)          (0.66)          (0.64)          (0.65)           (0.64)           (0.97)
  -------         ------          -------         ------          -------          ------          -------
   $9.39           $9.38           $9.48           $9.46           $9.68            $9.67            $9.37
  =======         ======          =======         ======          =======          ======          =======
    6.13%           5.98%           4.81%           4.46%          10.27%           10.07%            0.11%

    6.24%           5.99%           5.85%           5.60%           6.38%            6.13%            5.90%
    0.60%           0.85%           0.60%           0.85%           0.60%            0.85%            0.60%
    0.82%           1.07%           0.79%           1.04%           0.82%            1.07%            0.72%
     153%            153%            195%            195%            171%             171%             269%
  $46,674         $1,485          $57,805         $1,316          $50,902          $1,128          $62,340

114
FINANCIAL HIGHLIGHTS

ECLIPSE FUNDS


This financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Eclipse Funds' financial statements, is included in the annual report, which is available upon request. The information for years prior to 2000 was audited by other independent accountants.

                                                                             115
                                                            FINANCIAL HIGHLIGHTS

ECLIPSE MID CAP VALUE FUND


                                           NO-LOAD       NO-LOAD       NO-LOAD        NO-LOAD        NO-LOAD
                                            CLASS         CLASS         CLASS          CLASS          CLASS         NO-LOAD
                                            2000          1999           1998           1997           1996          CLASS
                                                            For the year ended December 31,                          1995
  Net asset value, beginning of year                     $17.73          $17.76         $13.49         $12.31       $10.00
                                           -------       -------       --------       --------       --------       ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.11            0.06           0.03           0.22         0.11
  Net gains or losses on securities
   (both realized and unrealized)                         (0.13)           1.76           4.34           2.54         2.57
                                           -------       -------       --------       --------       --------       ------
  Total from investment operations                        (0.02)           1.82           4.37           2.76         2.68
                                           -------       -------       --------       --------       --------       ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income                                                 (0.11)          (0.06)         (0.03)         (0.23)       (0.11)
  Distributions from net realized
   gains                                                  (1.54)          (1.79)         (0.07)         (1.35)       (0.26)
                                           -------       -------       --------       --------       --------       ------
  Total distributions                                     (1.65)          (1.85)         (0.10)         (1.58)       (0.37)
                                           -------       -------       --------       --------       --------       ------
  Net asset value, end of year                           $16.06          $17.73         $17.76         $13.49       $12.31
                                           =======       =======       ========       ========       ========       ======
  Total return                                             0.04%          10.35%         32.46%         22.40%       26.82%
  RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in
   thousands)                                            $83,064       $124,525       $109,452         $9,737       $7,960
  Ratios to average net assets:
  Expenses+                                                1.05%           0.98%          0.94%          0.90%        1.00%#
  Net investment income+                                   0.51%           0.33%          0.36%          1.66%        1.57%
  Portfolio turnover rate                                 50.65%          80.72%         51.66%        102.24%       63.16%


+ Net of management fee waived, expressed as a percentage of average net assets, equivalent to: 1999, 0.0%; 1998, 0.1%; 1997, 0.2%; 1996, 0.7%; 1995, 0.9%.
  Also, net of expenses reimbursed by the Manager, expressed as a percentage of average net assets, equivalent to: 1995, 0.05%.
# Includes expenses paid indirectly, which amounted to 0.10% of average net assets.

116
FINANCIAL HIGHLIGHTS

ECLIPSE SMALL CAP VALUE FUND


                                          NO-LOAD        NO-LOAD        NO-LOAD        NO-LOAD        NO-LOAD        NO-LOAD
                                           CLASS          CLASS          CLASS          CLASS          CLASS          CLASS
                                            2000           1999           1998           1997           1996           1995
                                                                    For the year ended December 31,
  Net asset value, beginning of
   year                                                    $11.93         $14.19         $13.47         $13.56         $11.82
                                          --------       --------       --------       --------       --------       --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                               0.01         (0.00)*        (0.02)           0.14           0.07
  Net gains on securities
   (both realized and unrealized)                            0.35           0.42           4.40           3.89           2.26
                                          --------       --------       --------       --------       --------       --------
  Total from investment operations                           0.36           0.42           4.38           4.03           2.33
                                          --------       --------       --------       --------       --------       --------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income                                                  (0.01)             --             --         (0.14)         (0.07)
  Distributions from net realized
   gains                                                   (0.52)         (2.68)         (3.66)         (3.98)         (0.52)
                                          --------       --------       --------       --------       --------       --------
  Total distributions                                      (0.53)         (2.68)         (3.66)         (4.12)         (0.59)
                                          --------       --------       --------       --------       --------       --------
  Net asset value, end of year                             $11.76         $11.93         $14.19         $13.47         $13.56
                                          ========       ========       ========       ========       ========       ========
  Total return                                               3.05%          3.40%         33.30%         29.87%         19.69%
  RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in
   thousands)                                            $251,229       $201,492       $189,965       $170,747       $174,705
  Ratios to average net assets:
  Expenses                                                   1.18%#         1.14%#         1.14%#         1.15%#         1.14%#
  Net investment income (loss)                               0.05%         (0.00%)**      (0.12%)         0.81%          0.45%
  Portfolio turnover rate                                   56.09%         73.39%         55.47%         82.05%         74.40%


* Less than one cent per share.
** Less than 0.01% of average net assets.
# Includes custodian fees and other expenses paid indirectly, which amounted to less than 0.01% of average net assets for each year indicated.

                                                                             117
                                                            FINANCIAL HIGHLIGHTS

ECLIPSE BALANCED FUND


                                            NO-LOAD       NO-LOAD       NO-LOAD        NO-LOAD       NO-LOAD       NO-LOAD
                                             CLASS         CLASS         CLASS          CLASS         CLASS         CLASS
                                             2000          1999           1998          1997          1996          1995
                                                                   For the year ended December 31,
  Net asset value, beginning of year                      $21.37          $22.15       $21.00        $20.59         $17.76
                                            -------       -------       --------       -------       -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.58            0.61         0.66          0.78           0.64
  Net gains or losses on securities
   (both realized and unrealized)                          (0.68)           1.14         4.14          1.85           3.39
                                            -------       -------       --------       -------       -------       -------
  Total from investment operations                         (0.10)           1.75         4.80          2.63           4.03
                                            -------       -------       --------       -------       -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income                                                  (0.58)          (0.61)       (0.66)        (0.78)         (0.64)
  Distributions from net realized
   gains                                                   (1.16)          (1.84)       (2.99)        (1.44)         (0.56)
  Distributions in excess of net
   realized gains                                             --           (0.08)          --            --             --
                                            -------       -------       --------       -------       -------       -------
  Total distributions                                      (1.74)          (2.53)       (3.65)        (2.22)         (1.20)
                                            -------       -------       --------       -------       -------       -------
  Net asset value, end of year                            $19.53          $21.37       $22.15        $21.00         $20.59
                                            =======       =======       ========       =======       =======       =======
  Total return                                             (0.36%)          8.03%       23.40%        12.91%         22.99%
  RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in
   thousands)                                             $77,169       $128,865       $84,246       $83,825       $85,922
  Ratios to average net assets:
  Expenses+                                                 0.94%           0.87%        0.84%#        0.80%          0.81%#
  Net investment income+                                    2.61%                        2.76%         2.85%          3.56%
  Portfolio turnover rate                                  33.17%          69.85%       46.66%        71.51%         74.72%


+ Net of management fee waived by the Manager, expressed as a percentage of average net assets: 1999, 0.0%; 1998, 0.1%; 1997, 0.2%; 1996, 0.2%; 1995,
  0.3%.
# Includes expenses paid indirectly, which amounted to less than 0.01% of average net assets.

118
FINANCIAL HIGHLIGHTS

ECLIPSE ULTRA SHORT TERM INCOME FUND


                                            NO-LOAD       NO-LOAD       NO-LOAD       NO-LOAD       NO-LOAD
                                             CLASS         CLASS         CLASS         CLASS         CLASS        NO-LOAD
                                             2000          1999          1998          1997          1996          CLASS
                                                            For the year ended December 31,                       1995(a)
  Net asset value, beginning of year                      $10.03        $10.00        $10.03        $10.20        $10.00
                                            ------        ------        ------        ------        ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.63          0.59          0.64          0.71          0.57
  Net gains or losses on securities
   (both realized and unrealized)                          (0.22)         0.03         (0.03)        (0.16)         0.20
                                            ------        ------        ------        ------        ------        ------
  Total from investment operations                          0.41          0.62          0.61          0.55          0.77
                                            ------        ------        ------        ------        ------        ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income                                                  (0.63)        (0.59)        (0.64)        (0.72)        (0.57)
                                            ------        ------        ------        ------        ------        ------
  Total distributions                                      (0.63)        (0.59)        (0.64)        (0.72)        (0.57)
                                            ------        ------        ------        ------        ------        ------
  Net asset value, end of year                             $9.81        $10.03        $10.00        $10.03        $10.20
                                            ======        ======        ======        ======        ======        ======
  Total return                                              4.12%         6.27%         6.21%         5.48%         7.83%
  RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (in
   thousands)                                             $7,693        $8,721        $5,393        $4,461        $4,610
  Ratios to average net assets:
  Expenses+#                                                0.12%         0.05%         0.00%         0.00%         0.22%
  Net investment income+                                    6.11%         6.20%         6.61%         6.76%         6.92%
  Portfolio turnover rate                                  43.57%        36.02%        45.10%        46.82%        39.26%


+ Net of management fee waived each year equivalent to 0.4% of average net assets. Also net of expenses reimbursed, expressed as a percentage of average net assets, equivalent to: 1999, 0.53%; 1998, 0.80%; 1997, 0.82%; 1996, 0.80%;
  1995, 1.27%.
# Includes expenses paid indirectly which amounted to: 1999, 0.00%; 1998, less than 0.01%; 1997, 0.00%; 1996, less than 0.01%; 1995, 0.04%.
a Per share amounts for years ended prior to December 31, 1996 have been restated to reflect a 1 for 5 share split effective June 14, 1996.

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by Eclipse or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by Eclipse or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENTS OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Funds. The current SAI for Eclipse Funds and Eclipse Funds Inc. are incorporated by reference into this prospectus and have been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or fiscal period.

TO OBTAIN INFORMATION:
More information about the Funds, including the SAI and the Annual/Semiannual Reports is available free upon request. To obtain information or for shareholder inquiries, write to NYLIFE Distributors Inc., attn: Eclipse Marketing Dept., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054, or call toll-free 1-866-2ECLIPSE (1-866-232-5477).

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. You may also visit the SEC's website at http://www.sec.gov, or you may obtain copies of this information, by sending your written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

ECLIPSE FUNDS
SEC File Number: 811-6175 (Eclipse Funds Inc.)

SEC File Number: 811-4847 (Eclipse Funds)

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054
Distributor of Eclipse Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

RECYCLE.LOGO
More information about the Funds is available free upon request. Call 1-866-2ECLIPSE (1-866-232-5477)

ECLIPSE FUNDS

EQUITY FUNDS

Eclipse Growth Equity Fund
Eclipse Value Equity Fund
Eclipse Indexed Equity Fund
Eclipse Mid Cap Core Fund
Eclipse Mid Cap Value Fund
Eclipse Small Cap Value Fund

FIXED-INCOME FUNDS

Eclipse Bond Fund
Eclipse Core Bond Plus Fund
Eclipse Indexed Bond Fund
Eclipse Short Term Bond Fund
Eclipse Ultra Short Term Income Fund
Eclipse Tax Free Bond Fund
Eclipse Money Market Fund

BLENDED FUNDS

Eclipse Asset Manager Fund
Eclipse Balanced Fund

INTERNATIONAL FUNDS

Eclipse International Equity Fund
Eclipse EAFE Index Fund
Eclipse International Bond Fund
THIS COVER IS NOT PART OF THE PROSPECTUS.

For more information call toll-free 1-866-2ECLIPSE (1-866-232-5477).
                                                                  [ECLIPSE LOGO]

                                  ECLIPSE FUNDS
                               ECLIPSE FUNDS INC.
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2001


    This Statement of Additional Information (the "SAI") supplements the information contained in the Prospectus dated March 1, 2001 for Eclipse Funds, a Massachusetts business trust (the "Trust") and Eclipse Funds Inc., a Maryland corporation (the "Company"), and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to Eclipse Funds Inc., 260 Cherry Hill Road, Parsippany, New Jersey 07054-1108, or by calling 1-866-2ECLIPS (866-232-5477). This SAI, although not in itself a prospectus, is incorporated in its entirety by reference in and is made a part of the Prospectus.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Trust or NYLIFE Distributors, Inc. (the "Distributor"). This SAI and the related Prospectus do not constitute an offer by the Company or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

    Shareholder inquiries should be made by writing directly to Eclipse Funds Inc., 260 Cherry Hill Road, Parsippany, New Jersey 07054-1108, or by calling 1-866-2ECLIPS (866-232-5477). In addition, you can make inquiries through your registered representatives.

    The financial statements of each of the portfolios of the Company, including the Statement of Assets and Liabilities and the Portfolios of Investments for the year ended October 31, 2000, the Statement of Operations for the year ended October 31, 2000, and the ten months ended October 31, 1999, the Statement of Changes in Net Assets for the year ended October 31, 2000, the ten months ended October 31, 1999 and the year ended December 31, 1998, the notes to the Financial Statements, and the Report of the Independent Accountants, and each Portfolio of Eclipse Funds, including the Statement of Assets and Liabilities and the Portfolio of Investments for the year ended December 31, 2000, the Statement of Operations for the year ended December 31, 2000, the Statement of Changes in Net Assets for the years ended December 31, 2000 and 1999, the notes to the Financial Statements, and the Report of Independent Accountants, all of which are included in the Company's and the Trust's 2000 Annual Report to Shareholders, are hereby incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


ADDITIONAL INFORMATION ABOUT THE FUNDS..........................................
         EQUITY FUNDS
         ECLIPSE GROWTH EQUITY FUND.............................................
         ECLIPSE VALUE EQUITY FUND..............................................
         ECLIPSE INDEXED EQUITY FUND............................................
         ECLIPSE MID CAP CORE FUND..............................................
         ECLIPSE MID CAP VALUE FUND.............................................
         ECLIPSE SMALL CAP VALUE FUND...........................................
         FIXED INCOME FUNDS
         ECLIPSE BOND FUND......................................................
         ECLIPSE CORE BOND PLUS FUND............................................
         ECLIPSE INDEXED BOND FUND..............................................
         ECLIPSE SHORT TERM BOND FUND...........................................
         ECLIPSE ULTRA SHORT TERM INCOME FUND...................................
         ECLIPSE TAX FREE BOND FUND.............................................
         ECLIPSE MONEY MARKET FUND..............................................
         BLENDED FUNDS
         ECLIPSE ASSET MANAGER FUND.............................................
         ECLIPSE BALANCED FUND..................................................
         INTERNATIONAL FUNDS
         ECLIPSE INTERNATIONAL EQUITY FUND......................................
         ECLIPSE EAFE INDEX FUND................................................
         ECLIPSE INTERNATIONAL BOND FUND........................................

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS............
         DEPOSITARY RECEIPTS....................................................
         ARBITRAGE..............................................................
         BORROWING..............................................................
         COMMERCIAL PAPER.......................................................
         TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS.........................
         REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS................
         U.S. GOVERNMENT SECURITIES.............................................
         STRIPPED CORPUS INTERESTS IN U.S. TREASURY SECURITIES..................
         CORPORATE DEBT SECURITIES..............................................
         LENDING OF PORTFOLIO SECURITIES........................................
         ILLIQUID AND RESTRICTED SECURITIES.....................................
         MUNICIPAL SECURITIES...................................................
         BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS.............
         FLOATING AND VARIABLE RATE SECURITIES..................................
         FOREIGN SECURITIES.....................................................
         FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES.................
         FORWARD FOREIGN CURRENCY CONTRACTS.....................................
         FOREIGN INDEX-LINKED INSTRUMENTS.......................................
         WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS..................
         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES.....................
         MORTGAGE DOLLAR ROLLS..................................................
         BRADY BONDS............................................................
         LOAN PARTICIPATION INTERESTS...........................................
         REAL ESTATE INVESTMENT TRUSTS..........................................
         RISK MANAGEMENT TECHNIQUES.............................................
         OPTIONS ON SECURITIES..................................................
         OPTIONS ON FOREIGN CURRENCIES..........................................
         FUTURES TRANSACTIONS...................................................

         SWAP AGREEMENTS........................................................
         WARRANTS
         SHORT SALES AGAINST THE BOX............................................
         RISKS ASSOCIATED WITH DEBT SECURITIES..................................
         HIGH YIELD/HIGH RISK SECURITIES........................................
         ZERO COUPON BONDS......................................................
SPECIAL CONSIDERATIONS FOR ECLIPSE EAFE INDEX FUND, ECLIPSE INDEXED EQUITY FUND,
   ECLIPSE ASSET MANAGER FUND AND ECLIPSE INDEXED BOND FUND.....................
FUNDAMENTAL INVESTMENT RESTRICTIONS.............................................
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.........................................
DIRECTORS, TRUSTEES AND OFFICERS................................................
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR.................................
         MANAGEMENT AGREEMENT...................................................
         SUB-ADVISORY AGREEMENT.................................................
         SUB-ADMINISTRATION AGREEMENT...........................................
         DISTRIBUTION AGREEMENT.................................................
         SERVICE FEES...........................................................
PURCHASES AND REDEMPTIONS.......................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE............................................
NET ASSET VALUE.................................................................
TAX INFORMATION.................................................................
PERFORMANCE INFORMATION.........................................................
OTHER INFORMATION...............................................................
         CAPITALIZATION.........................................................
         EFFECTIVE MATURITY.....................................................
         CONTROL PERSONS AND SHARE OWNERSHIP OF THE FUNDS.......................
         CODE OF ETHICS.........................................................
         INDEPENDENT ACCOUNTANTS................................................
         LEGAL COUNSEL..........................................................
         TRANSFER AGENT.........................................................
         CUSTODIAN..............................................................
         REGISTRATION STATEMENT.................................................
APPENDIX A......................................................................
MOODY'S INVESTORS SERVICE, INC..................................................
STANDARD & POOR'S...............................................................

                                  ECLIPSE FUNDS

    The Company was incorporated in Maryland on September 21, 1990 and is an open-end management investment company (or mutual fund) currently consisting of fourteen separate investment portfolios: Eclipse Growth Equity Fund, Eclipse Value Equity Fund, Eclipse Indexed Equity Fund, Eclipse Mid Cap Core Fund, Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Indexed Bond Fund, Eclipse Short Term Bond Fund, Eclipse Tax Free Bond Fund, Eclipse Money Market Fund, Eclipse Asset Manager Fund, Eclipse International Equity Fund, Eclipse EAFE Index Fund, and Eclipse International Bond Fund. The Company was formerly known as MainStay Institutional Funds Inc.

    The Trust was established in Massachusetts by an Agreement and Declaration of Trust dated July 30, 1986 and is an open-end diversified management investment company. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into any number of portfolios of shares (also sometimes referred to as classes or series of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Trust are currently offered in four separate portfolios: Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, and Eclipse Small Cap Value Fund.

    Eclipse Funds and Eclipse Funds Inc. are hereinafter collectively referred to as "Eclipse" or the "Funds". The Board of Directors of the Company will hereinafter be referred to as the "Directors" and the Board of Trustees of the Trust will hereinafter be referred to as the "Trustees." The Directors and the Trustees will collectively be referred to as the "Board." Each Fund, other than the Eclipse International Bond Fund, is a diversified fund as defined under the 1940 Act.

    New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the manager for the Funds and has entered into Sub-Advisory agreements with MacKay Shields LLC ("MacKay Shields" or the "Subadvisor") with respect to the Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Growth Equity Fund, Eclipse International Bond Fund, Eclipse International Equity Fund, Eclipse Short Term Bond Fund, Eclipse Tax Free Bond Fund and Eclipse Value Equity Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

    The Prospectus discusses the investment objectives, principal investment strategies and principal risks of the Funds. This section contains supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies the Funds may utilize, and certain risks involved with those investments, policies and strategies. The Manager or the Subadvisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all Funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

       NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM.

    Investment decisions for each Fund are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which one Fund invests at the same time as another Fund managed by the Manager or the Subadvisor, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

ECLIPSE GROWTH EQUITY FUND

    The Eclipse Growth Equity Fund will invest at least 65% of its total assets, under normal market conditions, in equity securities, including common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.

    The Eclipse Growth Equity Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

    The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own. Use of these contracts do, however, involve risks. See "Risk Management Techniques" and related sections in this SAI.

    Although it is not the Fund's policy generally to invest or trade for short term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

    However, certain requirements that must be satisfied in order for the Fund to qualify as a regulated investment company for Federal income tax purposes may limit the extent to which the Fund can sell securities and other assets held for less than three months. (See "Tax Information".)

ECLIPSE VALUE EQUITY FUND

    The Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities. In assessing whether a stock is undervalued, MacKay Shields, the Fund's Subadvisor, considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in MacKay Shields' opinion, either unwarranted pessimism or unrecognized value.

    Equity securities in which the Eclipse Value Equity Fund may invest include common stocks and securities that can be exchanged for or converted into common stocks (e.g., convertible preferred stocks and convertible debentures), nonconvertible preferred stocks and warrants.

    The Fund may also invest up to 35% of its total assets in options on common stocks and stock indices, stocks represented by ADRs or EDRs, foreign equity securities, zero coupon bonds, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, cash equivalents or cash.

    The convertible preferred stocks, debentures and zero coupon bonds in which the Fund may invest, when purchased, must be, rated Baa or better by Moody's or BBB or better by Standard & Poor's; or unrated but judged by the Subadvisor to be of comparable quality.

    The Fund may also invest in stock index futures contracts and related options to protect against changes in stock prices.

    The Fund may participate in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own.

ECLIPSE INDEXED EQUITY FUND

    In addition to the investments discussed in the Prospectus, the Eclipse Indexed Equity Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index swap agreements.

ECLIPSE MID CAP CORE FUND

    The Eclipse Mid Cap Core Fund's investment objective is to seek long-term growth of capital. The Fund normally invests at least 65% of the value of its total assets in the stocks of companies with market capitalizations similar to the market capitalization of those companies in the Russell Midcap Index. NYLIM, the Fund's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid cap universe.

    NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid cap universe and then generally invests in those companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid cap stocks that NYLIM believes will outperform the mid cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top half of the ranking by the proprietary model.

ECLIPSE MID CAP VALUE FUND

The investment objective of the Eclipse Mid Cap Value Fund is to seek high total return. The Fund invests more than 65% of its assets in common and preferred stock. The Fund invests primarily in mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of a Fund's net assets in any one company and 25% in any one industry, and it consistently re-balances its investments.

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

-    The Manager does not attempt to time the market or to hedge returns.

- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.

- The Manager does not visit companies; it relies on statistical analysis of the companies' financial statements.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the analysis.

-    The Manager does not use options or futures.

- The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

ECLIPSE SMALL CAP VALUE FUND

    The investment objective of the Eclipse Small Cap Value Fund is to seek high total return. The Fund invests primarily in small-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. The Manager seeks relatively low portfolio turnover. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks.

    In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth. Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the Standard & Poor's 500 Stock Composite Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in large capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies. As a matter of fundamental policy, the Fund is required under normal circumstances to have more than 65% of its total assets invested in equity investments.

ECLIPSE BOND FUND

    In addition to the investment discussed in the Prospectus, the Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

    The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

    The Fund may also invest in interest rate and bond index futures contracts, and options on these contracts, and options on debt securities.

    MacKay Shields, the Fund's Subadvisor, will alter the average maturity of the portfolio in accordance with its research and other methods.

ECLIPSE CORE BOND PLUS FUND

    The Eclipse Core Bond Plus Fund's investment objective is to seek to maximize total return consistent with the preservation of capital. The Fund normally invests at least 65% of its total assets in a diversified portfolio of

    - Debt or debt-related securities issued or guaranteed by the US or foreign governments, their agencies or instrumentalities;

    - Obligations of international or supranational entities;

    - Debt securities issued by US or foreign corporate entities;

    - Zero coupon bonds;

    - Mortgage-related and other asset-backed securities;

    - Loan participation interests.

    The Fund may also invest up to 20% of its total assets in debt securities rated below investment grade and 10% of its total assets in foreign securities. As part of the principal investment strategy, the Fund's Subadvisor may use mortgage dollar rolls and portfolio securities lending techniques.

ECLIPSE INDEXED BOND FUND

    The Eclipse Indexed Bond Fund invests primarily in a representative sample of the securities in the Salomon Smith Barney Broad Investment Grade Bond Index (the "BIG Index"). Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. NYLIM believes the indexing approach is an effective method of simulating percentage changes in the BIG Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the BIG Index in both rising and falling markets.

    The Eclipse Indexed Bond Fund may invest up to 20% of total assets in bond and interest rate index options and futures and options on these futures to maintain cash reserves while fully invested, to facilitate trading, or reduce transaction costs.

    NYLIM may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

ECLIPSE SHORT TERM BOND FUND

    The Eclipse Short Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations and denominated in U.S. dollars or foreign currencies.

    The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa or better by Moody's or BBB or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.

    The Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund's Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.

    The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar-or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

    In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

    The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities.

ECLIPSE ULTRA SHORT TERM INCOME FUND

    The investment objective of the Eclipse Ultra Short Term Income Fund is to seek a high level of current income, preservation of capital and a relatively stable net asset value. The Eclipse Ultra Short Term Income Fund is designed for the investor who seeks a higher yield than a money market fund but less fluctuation in net asset value than a longer-term bond fund. It is not a money market fund and may not maintain a stable net asset value per share. Investors in the Fund are therefore subject to a greater risk of loss of principal than shareholders of a money market fund. The Fund's investment objective is deemed a fundamental policy of the Fund.

    The Fund will pursue this objective by investing in a diversified portfolio of investment grade, short term fixed-income securities. Securities are selected and weighted in the portfolio with a view toward the achievement of this objective. It is the Fund's policy that the effective weighted average maturity and duration of its portfolio not exceed 36 months. Under normal market conditions, the duration of the Fund's portfolio will not exceed 13 months. The duration of a fixed-income security indicates the time it will take an investor to recoup his or her investment, and approximates the price sensitivity of a fixed-income security to interest rate changes. It was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's interest payments, final maturity, call features and other factors into one measure. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or bond portfolio's) price. Generally, the higher the interest rate on a bond, the shorter its duration will be.

    The Eclipse Ultra Short Term Fund will, to the extent possible, limit its investments to securities which, in the opinion of the Fund's Manager, and based on available information, are issued by companies that are socially responsible. The Manager selects socially responsible portfolios using research provided by, among others, Kinder, Lydenberg, Domini & Co., Inc. With this research, the Manager is able to apply both inclusionary and exclusionary criteria to companies to create a socially responsible portfolio. Investments may include federally insured, short term fixed-income securities of community development banks. In addition, the Manager attempts to enhance shareholder value through the use of proxy research and voting. The Fund pursues its policy of making socially responsible investments while maintaining the quality of its investment portfolio in accordance with the guidelines set forth in this section.

ECLIPSE TAX FREE BOND FUND

    The Eclipse Tax Free Bond Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital. The Subadvisor uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. Up to 25% of the Fund's total assets may be invested in industrial development bonds. The Fund also may invest in pollution control bonds and zero coupon bonds. The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

    The values of debt securities fluctuate depending upon various factors, including:

    - interest rates

    - issuer creditworthiness

    - market conditions

    - maturities.

    Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indexes and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Funds, net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

    The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

ECLIPSE MONEY MARKET FUND

    The Eclipse Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

    All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act, the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. NYLIM, the Fund's Manager, shall determine whether a security presents minimal credit risk under procedures adopted by the Company's Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee"), the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

    The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, NYLIM, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board ("the Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Subadvisor and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

    Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

    The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

    The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis; and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

    The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

    The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

    The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.

    In addition, the weighted average portfolio maturity may not exceed 90 days.

ECLIPSE ASSET MANAGER FUND

    Within the asset class constraints discussed in the prospectus, the Eclipse Asset Manager Fund may also invest up to 20% of total its assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries; up to 10% of total assets in interest rate, index, and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

    Within the asset class constraints discussed in the prospectus, the Fund may also invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

    At times, the actual allocation for each asset class may differ from the constraints, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Subadvisor has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Manager will move cash or reallocate assets within seven days.

    The Fund's allocation among the three asset groups is then structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Subadvisor to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

    The Fund may buy common stocks that the Eclipse EAFE Index Fund and Eclipse Indexed Equity Fund may buy, fixed income securities that the Eclipse Indexed Bond Fund may buy and money market instruments that the Eclipse Money Market Fund may buy.

ECLIPSE BALANCED FUND

    The investment objective of the Eclipse Balanced Fund is to seek high total return. The Fund invests approximately 60% of its assets in stocks and 40% in fixed-income securities (such as bonds) and cash equivalents.

Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

    The Fund generally invests in dividend-paying, mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

    The Eclipse Balanced Fund has adopted as a fundamental policy that it be a "balanced" fund; this fundamental policy cannot be changed without the approval of shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its total assets in fixed-income senior securities. With respect to convertible securities held by the Fund, only that portion of their value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

    The equity component of the Eclipse Balanced Fund will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small. As the stock market and the economic environment change, companies once considered large-capitalization may become mid- or small-capitalization or vice versa. In selecting the equity issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

    The fixed-income component of the Eclipse Balanced Fund will be invested in the following types of fixed-income securities: (i) U.S. Government securities;
(ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds."

ECLIPSE INTERNATIONAL EQUITY FUND

    The Eclipse International Equity Fund will primarily invest in a diversified portfolio of securities, including common stocks, preferred stocks, warrants and other comparable equity securities of corporations which do business mainly outside of the United States.

    The Eclipse International Equity Fund may invest in ADRs, EDRs, GDRs (Global Depository Receipts); IDRs (International Depositary Receipts) or other similar securities convertible into securities of foreign issuers.

    To enhance returns, manage risk more efficiently and protect against price changes in securities, the Fund may invest in currencies on a spot or forward basis, securities and securities index options, foreign currency options, futures contracts and related options, and may enter into swap agreements. Futures and related options may be used for any legal purpose including to reduce trading costs.

    The Fund may also invest in U.S. equity securities; notes and bonds which, when purchased, are rated in one of the top four categories by Moody's or Standard & Poor's; cash, including foreign currency, or cash equivalents such as obligations of banks, commercial paper and short term obligations of U.S. or foreign issuers.

    The Fund is actively managed and invests primarily in international (non-U.S.) stocks, but the Fund may acquire other securities including cash equivalents. Eligible investments for the Fund include any equity-related investment, domestic or foreign, whether denominated in foreign currencies or U.S. dollars.

    In selecting investments for the Fund, the Fund's Subadvisor considers factors such as prospects for currency exchange, interest and inflation rates, relative economic growth, government policies influencing exchange rates and business conditions, and the quality of individual issuers. MacKay Shields will also determine, using good faith judgment, (1) country allocation among the international equity markets, (2) currency exposure (asset allocation across currencies), and (3) diversified security holdings within each market.

    The Fund may use futures and options contracts (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of, or in addition to, buying and selling stocks and currencies; or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage risk more efficiently.

    MacKay Shields also believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between instruments denominated in different currencies and/or changes in value between currencies. Moreover, MacKay Shields believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated. See "Risk Management Techniques" and related sections of this SAI.

ECLIPSE EAFE INDEX FUND

    The Eclipse EAFE Index Fund will generally invest in stocks in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE Index"). However, not all EAFE Index companies within a country will be represented in the Fund's portfolio of securities at the same time. The Fund may not invest in certain stocks (numbering approximately 50) included in the EAFE Index because corporate charters have provisions prohibiting ownership by foreign investors.

    In addition to the investments discussed in the Prospectus, the Eclipse EAFE Index Fund may invest up to 20% of total assets in stock index options, futures contracts and options on futures to maintain cash reserves while fully invested, to facilitate trading, or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index and currency exchange rate swap agreements. The Fund may engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

    There are a variety of risks associated with using options and futures. For example, some options on foreign currencies could force the Manager to buy or sell foreign currencies at unfavorable exchange rates, creating losses. It is also possible that the Fund could forfeit the entire amount of the premium paid for the purchased options plus transaction costs. A lack of market activity may keep the Manager from closing out a futures contract or a futures option position when it wants to. The Fund would remain obligated to make margin deposits until it could close the position. Furthermore, there are no guarantees that hedging transactions or the use of options and futures will successfully protect investments, or lead to better Fund performance. In some instances, the Fund may lose money.

ECLIPSE INTERNATIONAL BOND FUND

    The Eclipse International Bond Fund may invest in any debt or debt-related investment, domestic or foreign, denominated in foreign or U.S. currency. However, the Fund will invest at least 65% of total assets, under normal market conditions, in foreign bonds which include debt securities of foreign governments, agencies and supranational organizations denominated in foreign currencies or U.S. dollars. The Fund may also purchase debt securities of corporate issuers. Some of these securities may be privately issued and/or convertible into common stock or they may be traded together with warrants for the purchase of common stock.

    To enhance returns, manage risk more efficiently and help protect against price changes in securities the Fund owns or may own, the Fund may also invest in currencies on a spot or forward basis, securities or securities index options, foreign currency options, futures contracts and related options on futures contracts. The Fund also may enter into swap agreements. Futures and related options may be used for any legal purpose including to reduce trading costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. See "Risk Management Techniques" and related sections in this SAI.

    In selecting investments for the Fund, the Fund's Subadvisor, MacKay Shields, considers factors such as prospects for currency exchange, interest and inflation rates, relative economic growth, government policies influencing exchange rates and business conditions, and the quality of individual issuers. MacKay Shields will also determine, using good faith judgment, (1) country allocation, (2) currency exposure (asset allocation across currencies), and (3) diversified security holdings within each market.

    Generally, the Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

                   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS
                            COMMON TO MULTIPLE FUNDS

    The Funds may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI.

DEPOSITARY RECEIPTS

    American Depositary Receipts ("ADRs") (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

ARBITRAGE

    Each Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the requirements imposed on each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

BORROWING

    A Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of a Fund's borrowings, a Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

COMMERCIAL PAPER

    Each Fund may invest in commercial paper. Each Fund will invest in commercial paper only if rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

    When business or financial conditions warrant, each Fund may take a defensive position and invest temporarily without limit in investment grade corporate debt securities or money market instruments. Money market instruments for this purpose include U.S. Government securities having remaining maturities of one year or less, commercial paper rated in the highest grade by any nationally recognized rating agency, certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and repurchase agreements relating to U.S. Government securities. A repurchase agreement is an instrument under which an investor (e.g., a Fund) purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. See "Repurchase Agreements and Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements.

    In addition, a portion of each Fund's assets will be maintained in money market instruments as described above in such amount as the Manager or the Subadvisor deems appropriate for cash reserves.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

    The Funds may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or the Subadvisor to be creditworthy. A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

    In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. The Manager and the Subadvisor seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. No Fund will invest more than 10% of its net assets (taken at current market value) (15% in the case of the International Equity and International Bond Funds) in repurchase agreements maturing in more than seven days.

    Each Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

    The Board has reviewed and approved certain sellers who it believes to be creditworthy and has authorized each Fund to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses.

U.S. GOVERNMENT SECURITIES

    U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities and include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years), and (in the case of the Eclipse Balanced Fund only) U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States Government; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., the Export-Import Bank); some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Tennessee Valley Authority and the United States Postal Service); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). U.S. Government securities also include government-guaranteed mortgage-backed securities. (See "Mortgage-Backed and Other Asset-Backed Securities" below.)

    U.S. Government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government securities can be expected to increase, and when interest rates rise, the values of U.S. Government securities can be expected to decrease.

STRIPPED CORPUS INTERESTS IN U.S. TREASURY SECURITIES

    A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Eclipse Ultra Short Term Income Fund and Eclipse Balanced Fund may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. Government securities but rather securities issued by the bank or brokerage firm involved.

CORPORATE DEBT AND CORPORATE FIXED INCOME SECURITIES

    A Fund's (other than the Eclipse Mid Cap Value Fund and the Eclipse Small Cap Value Fund) investment in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indexes or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

    The Funds will invest in investment grade securities (securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P), and in comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or the Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

    Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) Should any individual bond held by a Fund, other than the Eclipse International Bond Fund or Eclipse International Equity Fund, fall below a rating of BBB by S&P or Baa by Moody's, the Fund's Manager or Subadvisor will dispose of such bond as soon as reasonably practicable in light of then-existing market and tax considerations. The Eclipse International Bond Fund may invest up to 25% of its net assets in debt securities which are rated below investment grade.

    The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

LENDING OF PORTFOLIO SECURITIES

    In accordance with guidelines adopted by the Board, each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The total market value of securities loaned will not exceed 33% of the total assets of a Fund (20% in the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund and Eclipse Ultra Short Term Income Fund). The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of certain of the Funds, has entered into an agency agreement with Metropolitan West Securities, Inc. which acts as the Funds' agent in making loans of portfolio securities and short term money market investments of the cash collateral received, subject to the supervision and control of the Manager or the Subadvisor, as the case may be.

    As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or the Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or the Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Manager or the Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33% of the value of the total assets of the lending Fund (20% in the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund and Eclipse Ultra Short Term Income Fund). Under the guidelines adopted by the Board, a Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.

ILLIQUID AND RESTRICTED SECURITIES

    The Funds (except the Eclipse Ultra Short Term Income Fund and Eclipse Mid Cap Value Fund) may invest in illiquid securities, (i.e., securities having no ready market (including repurchase agreements of more than seven days' duration)), if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets. A Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and the disposition of such securities may require an extended period of time. Illiquid securities may include certain restricted securities, which may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to Rules 144 or 144A promulgated under such Act. Where registration of such securities is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Manager, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Manager will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Manager could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holding of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

    The Funds (except the Eclipse Balanced Fund and Eclipse Small Cap Value
Fund) may invest in restricted securities and in other assets having no ready market (including repurchase agreements of more than seven days' duration) if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such restricted or not readily marketable assets. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rules 144 or 144A promulgated under such Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

MUNICIPAL SECURITIES

    The Eclipse Bond Fund, Eclipse Short Term Bond Fund and Eclipse Tax Free Bond Fund may purchase municipal securities which are debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. The other Funds may purchase municipal securities for temporary defensive purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

    Each Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short term debt obligations issued by commercial banks and, with the exception of the Eclipse Money Market Fund, in certificates of deposit, time deposits and other short term obligations issued by savings and loan associations.

    Certificates of deposit are receipts from a bank or savings and loan association ("S&L"), for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Each Fund may not invest in time deposits maturing in more than seven days which are subject to withdrawal penalties. Each Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

    Each Fund will not invest in any obligation of a domestic or foreign bank unless (i) the bank has capital, surplus, and individual profits (as of the date of the most recently published financial statements) in excess of $100 million (one billion dollars in the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund and Eclipse Ultra Short Term Income
Fund), or the equivalent in other currencies, and (ii) in the case of a U.S. bank, its deposits are insured by the Federal Deposit Insurance Corporation. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

    Each Fund, other than the Eclipse EAFE Index Fund, Eclipse Growth Equity Fund, Eclipse Indexed Equity Fund and Eclipse Value Equity Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

    The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Eclipse Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

    The Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse International Bond Fund, Eclipse International Equity Fund, Eclipse Mid Cap Core Fund, Eclipse Short Term Bond Fund and Eclipse Tax Free Bond Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FOREIGN SECURITIES

    The Eclipse EAFE Index Fund, Eclipse International Bond Fund and Eclipse International Equity Fund will, and the remaining Funds (other than the Eclipse Tax Free Bond Fund) may, invest in securities of foreign issuers. The Eclipse Ultra Short Term Income Fund may invest in fixed-income securities of non-U.S. issuers rated AA or better by S&P and Aa2 or better by Moody's. The Eclipse Money Market Fund may purchase U.S. dollar-denominated securities of foreign issuers. The Eclipse Indexed Equity Fund and Eclipse Indexed Bond Fund will invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500 and the BIG Index, respectively. The Eclipse Core Bond Plus Fund, Eclipse International Bond Fund, Eclipse International Equity Fund, Eclipse Mid Cap Core Fund and Eclipse Tax Free Bond Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated and non-dollar denominated foreign debt securities and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Manager or the Subadvisor, as the case may be. Securities acquired by the Eclipse International Bond Fund may be denominated in multi-national currency units. Securities of issuers within a given country may be denominated in the currency of another country.

    Foreign investing involves the possibility of expropriation, nationalization, confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. There may be less publicly available information about a foreign issuer than about a domestic issuer because foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

    Many of the foreign securities in which the Funds (other than the Eclipse Money Market Fund and the Eclipse Tax Free Bond Fund) invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. A Fund may, however, engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

    The Eclipse Core Bond Plus Fund, Eclipse Growth Equity Fund, Eclipse Indexed Bond Fund, Eclipse International Bond Fund, Eclipse International Equity Fund, Eclipse Mid Cap Core Fund, Eclipse Asset Manager Fund and Eclipse Value Equity Fund may invest in emerging market countries, which presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

    Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

    To different degrees, the Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Indexed Bond Fund, Eclipse International Bond Fund, Eclipse International Equity Fund, Eclipse Mid Cap Core Fund and Eclipse Short Term Bond Fund are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The Eclipse Ultra Short Term Income Fund may invest up to 10% of its total assets, and the Eclipse Balanced Fund may invest up to 20% of its total assets, in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. The Funds' portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. Government Securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

    The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. Government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

    Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The Eclipse Ultra Short Term Income Fund's and Eclipse Balanced Fund's portfolios may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

    A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

    The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and the Subadvisor intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FORWARD FOREIGN CURRENCY CONTRACTS

    A forward foreign currency contract (a "forward contract") is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), which is individually negotiated and privately traded by currency traders and their customers. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

    A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

    While a Fund (other than the Eclipse Tax Free Bond Fund) may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

    A Fund will hold liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a

Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

    Generally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and the Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Generally, the Manager and the Subadvisor believe that the best interest of a Fund will be served by entering into such a contract under various circumstances, some of which are described below. For example, when a Fund enters into, or anticipates going into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollars price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

    In addition, when the Manager or the Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

    A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

    A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or the Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or the Subadvisor's currency assessment is incorrect.

    At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

    A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or the Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

    In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same forward foreign currency contact, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

    Forward contracts are intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Such contracts do not eliminate fluctuations in the underlying prices of securities held by the Funds. Although such contracts tend to minimize the risk of loss due to a decline in the value of a currency that has been sold forward, and the risk of loss due to an increase in the value of a currency that has been purchased forward, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

    The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or the Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as the Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

    The Manager and the Subadvisor believe that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between securities denominated in different currencies and/or changes in value between currencies. Moreover, the Manager and the Subadvisor believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

    The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as the Manager or the Subadvisor, as the case may be, anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit potential gain which might be realized by a Fund if the value of the hedged currency increases.

    A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS

    As part of its investment program, and to maintain greater flexibility, the Eclipse Core Bond Plus Fund, Eclipse EAFE Index Fund, Eclipse International Equity Fund, Eclipse Asset Manager Fund, Eclipse International Bond Fund and Eclipse Mid Cap Core Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

    A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest components to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS

    Each Fund may from time to time purchase securities on a "when-issued" or "firm commitment" or "standby commitment" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued, or firm or standby commitment securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Company's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued, or firm or standby commitment securities may be sold prior to the settlement date, the Company intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

    The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities and firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

    At the time the Company makes the commitment on behalf of a Fund to purchase a security on a when-issued, or firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued or firm commitment basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued, firm, or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

    Mortgage-related and asset-back securities, which include mortgage-backed securities, are securities that derive their value from underlying pools of loans that may include interests in pools of lower-rate debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, these securities provide periodic payments which generally consist of both interest and principal payments. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. The Eclipse Money Market Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

    A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations (currently Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. The Eclipse Money Market Fund observes the strict SEC mandated requirements of Rule 2a-7. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets (15% in the case of the Eclipse International Bond Fund and Eclipse International Equity Fund).

    MORTGAGE PASS-THROUGH SECURITIES. The Funds (other than the Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund) may invest in mortgage pass-through securities, which are securities interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

   Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

   Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

   If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds, reserve the right to invest in them.

   GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the U.S. Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

   The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

   FNMA CERTIFICATES. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1939 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA provides funds to the mortgage market primarily by purchasing conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, thereby replenishing their funds for additional lending. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

   Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the United States Government.

   Each FNMA Certificate will represent pro rata interests in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

   FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

   FHLMC guarantees to each registered holder of an FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of an FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the United States Government.

   FHLMC Certificates represent pro rata interests in a group of mortgage loans (an "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

   PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the opinion of the Fund's Manager or Subadvisor are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid (15% in the case of the International Bond or International Equity Funds).

   COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

   In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

   The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

   FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

   If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

   OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals and stripped mortgaged-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

   The Funds' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor, as the case may be, will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

   The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.

   CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

   SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

   RISKS ASSOCIATED WITH MORTGAGE-RELATED SECURITIES. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or the Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or the Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-related securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

   Investment in mortgage-related securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

   Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-related securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-related securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

   Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhance has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-related securities, issued by private institutions, is based on the financial health of those institutions.

   OTHER ASSET-BACKED SECURITIES. The Funds' Manager and Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to the mortgage pass-through securities described above. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

   Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

   Consistent with a Fund's investment objective and policies, and in the case of the Eclipse Money Market Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.

MORTGAGE DOLLAR ROLLS

   A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

BRADY BONDS

   The Eclipse Core Bond Plus Fund, Eclipse International Bond Fund, Eclipse Mid Cap Core Fund and Eclipse Tax Free Bond Fund may invest a portion of their assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady Bonds are not considered U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

   Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

LOAN PARTICIPATION INTERESTS

   The Funds may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

   In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as Eclipse. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

   A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

   When a Fund acts as co-lender in connection with a Participation Interest or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider Participation Interests not subject to puts to be illiquid.

   The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS

   The Asset Manager Fund may invest in securities issued by equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing commercial real estate or real-estate related loans. REITs are similar to holding companies in that they are essentially holding companies that rely on professional managers to supervise their investments. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

   Investment in REITs may be subject to many of the same risks as a direct investment in real estate. This is due to the fact that the value of the REIT may be affected by the value of the real estate owned by the companies in which it invests. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination zoning and natural disasters.

RISK MANAGEMENT TECHNIQUES

   The Funds can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indexes.

   The Funds can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

OPTIONS ON SECURITIES

   WRITING CALL OPTIONS. Subject to any limitations stated in the Prospectus or in this SAI, each Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option on a stock or bond index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

   A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

   A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

   A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

   Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under Federal tax law, the International Bond Fund and International Equity Fund may, to the extent determined appropriate by such Funds' Subadvisor, engage without limitation in the writing of options on their portfolio securities.

   WRITING PUT OPTIONS. Subject to any limitations in the Prospectus or in this SAI, each Fund may also write covered put options. A put option is a short term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

   The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

   A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds may also effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

   If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option, respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

   In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Company's intention that each Fund qualify as such.

   PURCHASING OPTIONS. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or the Subadvisor deems to be of sufficient creditworthiness so as to minimize these risks.

   The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

   The Funds may also purchase call options on securities, which the Funds intend to purchase, to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

   SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in U.S. government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

   A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

   The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

   The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or the Subadvisor to forecast interest rates and other economic factors correctly.

   The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

   Subject to any limitation stated in the Prospectus or this SAI, each Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return. A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be invested. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

   Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

   If a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

   Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

   A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

   Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the- counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

   There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

   Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-related options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

   Subject to any limitations in the Prospectus or this SAI, each Fund, as specified for the Fund in the Prospectus, may purchase and sell futures contracts on securities, interest rates, foreign currency and on indexes of securities to hedge against anticipated changes in interest rates and other economic factors that might otherwise have an adverse effect upon the value of a Fund's portfolio securities or to gain market experience to particular segments of the market represented by the futures contract. An interest rate or stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. The Funds may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. A Fund may purchase and sell stock index futures to hedge its securities portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security).

   The Funds, as specified for each Fund in the Prospectus, may also purchase and sell other futures contracts when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, as specified for the Fund in the Prospectus, may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges as long as trading on the aforesaid foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

   A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices of the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

   When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

   A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

   Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

   FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or the Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

   Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

   On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

   The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

   SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

   Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolio. Similarly, the Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

   CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or the Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

   A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short term period. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Manager or the Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

   OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

   Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

   Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

   The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

   In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

   If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

   The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

   While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

   LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. In general, the Funds will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

   When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

   When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

   When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

   The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

   RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

   Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

   There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or an options on futures position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

   In addition to the risk that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

   Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

   ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

SWAP AGREEMENTS

   The Eclipse International Bond Fund, Eclipse International Equity Fund, Eclipse Asset Manager Fund and Eclipse Tax Free Bond Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. The Eclipse EAFE Index Fund may enter into index and currency exchange rate swap agreements, the Eclipse Indexed Bond Fund may invest up to 10% of its total assets in interest rate and index swap agreements and the Eclipse Indexed Equity Fund may enter into index swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The Eclipse International Bond Fund and Eclipse International Equity Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. The Eclipse EAFE Index Fund, Eclipse Indexed Bond Fund, Eclipse Indexed Equity Fund, Eclipse Asset Manager Fund and Eclipse Tax Free Bond Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.

   Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

   Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or the Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Manager or the Subadvisor will cause a Fund to enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

WARRANTS

   Each Fund may invest in warrants which entitle the holder of a warrant to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant. The Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Ultra Short Term Income Fund and Eclipse Balanced Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

SHORT SALES AGAINST THE BOX

   A short sale is a transaction in which a Fund (other than the Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund) sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund (other than the Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund) may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds (other than the Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund) will only enter into short sales against the box with brokers the Manager or the Subadvisor believes are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.

RISKS ASSOCIATED WITH DEBT SECURITIES

   To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

   Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

   Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

   When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

HIGH YIELD/HIGH RISK SECURITIES

   Securities rated below BBB by S&P or Baa by Moody's (sometimes called "junk bonds") are not considered "investment grade". There is more price volatility, more risk of losing your principal interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

   The Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund and the Eclipse Tax Free Bond Fund may invest up to 20% of their total assets and the Eclipse International Bond Fund may invest up to 25% of its total assets in debt securities, including short term instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Subadvisor. The lower the ratings of such securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment grade characteristics. The Funds may invest in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest.

   Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may under certain circumstances be less liquid than higher rated debt instruments.

   Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

   High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield/high risk bonds defaults, the Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

   The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

   Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on the International Bond Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and, such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

   The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events.

ZERO COUPON BONDS

   Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.


               SPECIAL CONSIDERATIONS FOR ECLIPSE EAFE INDEX FUND,
           ECLIPSE INDEXED EQUITY FUND, ECLIPSE ASSET MANAGER FUND AND
                           ECLIPSE INDEXED BOND FUND

   Standard & Poor's(R), "S&P" 500(R), "S&P(R)", "Standard & Poor's 500", "500",
"S&P MidCap 400 Index" and "S&P SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of NYLIM. S&P does not sponsor, endorse, sell or promote the Eclipse Indexed Equity Fund or the Eclipse Asset Manager Fund or represent the advisability of investing in the Funds.

   The Eclipse Indexed Equity Fund and the Eclipse Asset Manager Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to NYLIM or the Funds. S&P has no obligation to take the needs of Monitor or the owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

   S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, owners of the Funds, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

   The inclusion of a security in the MSCI EAFE Index, the S&P 500 Index or the BIG Index in no way implies an opinion by the index sponsors, Morgan Stanley, Standard & Poor's or Salomon Smith Barney, as to the attractiveness of that security as an investment. The Eclipse Funds that are managed as index funds (Eclipse EAFE Index Fund, Eclipse Indexed Equity Fund and Eclipse Indexed Bond
Fund) are not sponsored by or affiliated with the sponsors of their respective indexes.

   The Eclipse Indexed Equity Fund and, in part, the Eclipse Asset Manager Fund are managed to parallel the S&P 500 Index. Because of the market-value weighting, as of December 31, 2000, the 10 largest companies account for approximately [___%] of the Index. As of that date, the six largest weightings in the S&P 500 Index as a percentage of net assets accounted for [___%] of the Index.

- The Eclipse Asset Manager Fund also invests in common stocks selected to replicate the S&P MidCap 400 Index, the S&P SmallCap 600 Index and the Morgan Stanley REIT Index.

- The S&P MidCap 400 Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation. The S&P MidCap 400 Index is an unmanaged market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2000, the range of market capitalization of companies within the S&P MidCap 400 Index was [$___ MILLION TO $___BILLION.]

- The S&P SmallCap 600 Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600 Index is an unmanaged market-value weighted index in which each stock's weight is proportionate to its market value. As of __________, 20__, the range of market capitalization of companies in the S&P SmallCap 600 Index was $___ million to $___ billion.

- The Morgan Stanley REIT Index is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT Index is calculated by Morgan Stanley and Co., Inc. and reflects reinvestment of all applicable dividends, capital gains and interest.


                      FUNDAMENTAL INVESTMENT RESTRICTIONS

   The fourteen Funds which constitute the Company have adopted as fundamental policies certain investment restrictions, set forth below, which may not be changed with respect to a Fund without a majority vote of the outstanding shares of that Fund, as defined in the 1940 Act. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this Statement of Additional Information, and the Funds objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

   The four Funds which constitute the Trust have adopted as fundamental policies certain investment restrictions, set forth below, which may not be changed without the approval of each Fund's shareholders, by a vote of a majority of its outstanding voting shares, as defined in the 1940 Act

   Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

EACH OF THE COMPANY'S FUNDS MAY NOT:

     (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

     (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (this restriction is not applicable to the International Bond Fund);

     (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities (this restriction is not applicable to the International Bond Fund);

     (4) borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

     (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Company's Directors;

     (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this Statement of Additional Information, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

     (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws.

    EACH OF THE TRUST'S FUNDS MAY NOT:

     (1) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

     (2) Borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

     (3) Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest (in the case of the Eclipse Balanced Fund and the Eclipse Small Cap Value Fund) more than 10% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration or (in the case of the Eclipse Ultra Short Term Income Fund and the Eclipse Mid Cap Value Fund) more than 10% of the value of its net assets in illiquid securities and repurchase agreements of more than seven days' duration;

     (4) Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

     (5) Invest more than 25% of the value of its total assets in any one industry;

     (6) Purchase or otherwise acquire interests in real estate (including, in the case of the Eclipse Ultra Short Term Income Fund and the Eclipse Mid Cap Value Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the Eclipse Ultra Short Term Income Fund and the Eclipse Balanced Fund may acquire mortgage-backed securities;

     (7) Purchase or acquire commodities or commodity contracts;

     (8) Make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein.

     (9) Purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities;

    (10) Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

    (11) Purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

    (12) Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

    (13) Participate on a joint, or a joint and several, basis in any securities trading account; or

    (14) Invest in companies for the purpose of exercising control.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

    In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below, which are observed in the conduct of the affairs of its fourteen Funds.

These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

    In addition to the Trust's fundamental investment restrictions, the Trustees have adopted certain additional investment restrictions, set forth below, which are observed in the conduct of the affairs of its four Funds. These additional investment restrictions may be changed by the Board without shareholder approval.

    Unless otherwise indicated, all percentage limitations apply to each of the Funds on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

UNDER THESE RESTRICTIONS, THE COMPANY'S FUNDS MAY NOT:

     (1) (except for the Eclipse International Bond Fund and Eclipse International Equity Fund) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

     (2) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets (15% of net assets in the case of the Eclipse International Bond Fund and Eclipse International Equity
         Fund);

     (3) invest in other companies for the purpose of exercising control;

     (4) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

     (5) purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

     (6) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

    The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

    The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

     (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

    (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

   (iii) dealer undertaking to make a market in the 144A security; and

    (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, a Subadvisor must conclude that the following conditions have been met:

     (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

     (b)  the 4(2) commercial paper is rated:

         (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

         (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

        (iii) if the security is unrated, the Manager or the Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

     (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

UNDER THESE RESTRICTIONS, THE TRUST'S FUNDS MAY NOT:

     (1) purchase or retain the securities of any issuer if the Trust's officers or Trustees or the Trust's adviser owning beneficially more than one-half of one percent of the securities of any issuer together own beneficially more than 5% of such securities.

     (2) neither the Eclipse Balanced Fund nor the Eclipse Small Cap Value Fund may invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation and equity securities of issuers which are not readily marketable;

     (3) neither the Eclipse Mid Cap Value Fund nor the Eclipse Ultra Short Term Income Fund may (i) invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation, or (ii) invest more than 15% of the total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation or securities of issuers which are restricted as to disposition (including for this purpose Rule 144A securities).

                        DIRECTORS, TRUSTEES AND OFFICERS

    The Directors and the Trustees oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Directors, Trustees and officers is set forth below. Directors and Trustees deemed to be "interested persons" of Eclipse for purposes of the 1940 Act are indicated by an asterisk.

           NAME,              POSITION(S) WITH      POSITION(S) WITH             PRINCIPAL OCCUPATION(S)
      ADDRESS AND AGE           THE COMPANY             THE TRUST                  DURING PAST 5 YEARS
      ---------------           -----------             ---------                  -------------------
 Stephen C. Roussin*, 37    Director and Chairman       Trustee        Mr. Roussin has been Director and Chairman
 51 Madison Avenue                                                     of MainStay Institutional Funds Inc., 1997
 New York, NY 10010                                                    to present; President and Chief Operating
                                                                       Officer, New York Life Investment
                                                                       Management Holdings LLC, (formerly, New
                                                                       York Life Asset Management LLC) from 1999
                                                                       to present; President and Chief Operating
                                                                       Officer, New York Life Investment
                                                                       Management LLC (formerly, New York Life
                                                                       Asset Management Operating Company LLC),
                                                                       from 1999 to present; President, Chief
                                                                       Executive Officer and Trustee, The
                                                                       MainStay Funds, from 1997 to present;
                                                                       Senior Vice President, New York Life
                                                                       Insurance Company, from 1997 to present;
                                                                       Director, New York Life Trust Company,
                                                                       from 1997 to present; Manager, New York
                                                                       Life Benefit Services LLC (formerly,
                                                                       Director, New York Life Benefit Services
                                                                       Inc.), from 1997 to present; Director,
                                                                       NYLIFE Securities, Inc., from 1997 to
                                                                       present; Manager and Chairman, MainStay
                                                                       Shareholder Services LLC (formerly,
                                                                       MainStay Shareholder Services Inc.), from
                                                                       1997 to present; Director, Eagle
                                                                       Strategies Corp., from 1997 to present;
                                                                       and Manager, President and Chief Executive
                                                                       Officer, MainStay Management LLC
                                                                       (formerly, MainStay Management Inc.), from
                                                                       1997 to March 2000, and Chairman and
                                                                       Manager, from March 2000 to present;
                                                                       Director, NYLIFE Distributors Inc., from
                                                                       1997 to present, Chairman, from March 2000
                                                                       to present, and Senior Vice President,
                                                                       from 1997 to March 2000; Chairman and
                                                                       Director, New York Life Trust Company,
                                                                       FSB, from June 2000 to present.
                                                                       Previously, he served as Senior Vice
                                                                       President of Smith Barney from 1994 to
                                                                       1997 and Division Sales Manager of
                                                                       Prudential Securities from 1989 to 1994.

  Patrick G. Boyle*, 46         Director               Executive       Mr. Boyle has served as Senior Vice
  51 Madison Avenue                                  Vice President    President, New York Life Investment
  New York, NY                                                         Management Holdings LLC (formerly New York
  10010                                                                Life Operating Company LLC), 1999 to
                                                                       present; Senior Vice President, Pension
                                                                       Department New York Life Insurance
                                                                       Company, 1991 to present; Director, NYLIFE
                                                                       Distributors, Inc., 1993 to 1996;
                                                                       Chairman, Monitor Capital Advisors LLC,
                                                                       1996 to 2000, and Director, 1991 to
                                                                       present; Director, New York Life
                                                                       International Investment Inc., 1995 to
                                                                       present; Director, New York Life Trust
                                                                       Company, 1995 to present; Director, NYL
                                                                       Capital Management Limited, 1994 to
                                                                       present; Member, American Council of Life
                                                                       Insurance Pension Committee, 1992 to 1998;
                                                                       Director, MBL Life Assurance Co., Inc.,
                                                                       1997 to present.

  Lawrence Glacken, 73             Director             Trustee        Mr. Glacken has served as a Director of
  353 Canterbury Drive                                                 the MainStay Institutional Funds Inc.
  Ramsey, NJ 07446                                                     since their inception in January 1991. He
                                                                       served as Vice President of Investment
                                                                       Banking for The First Boston Corporation
                                                                       from 1964 to 1987 and has been retired
                                                                       since 1987.

  Robert P. Mulhearn, 53           Director             Trustee        Mr. Mulhearn has served as a Director of
  60 Twin Brooks Road                                                  the MainStay Institutional Funds Inc.
  Saddle River, NJ 07458                                               since their inception in January 1991.  He
                                                                       was a Managing Director at Morgan Stanley
                                                                       from 1979 to 1987.  Mr. Mulhearn has been
                                                                       a Private Investor from 1987 to present.

           NAME,              POSITION(S) WITH      POSITION(S) WITH             PRINCIPAL OCCUPATION(S)
      ADDRESS AND AGE           THE COMPANY             THE TRUST                  DURING PAST 5 YEARS
      ---------------           -----------             ---------                  -------------------
  Susan B. Kerley, 49              Director             Trustee        Ms. Kerley has served as a Director of the
  P.O. Box 9572                                                        MainStay Institutional Funds Inc. since
  New Haven, CT 06535                                                  their inception in January 1991.  She has
                                                                       been President of Global Research
                                                                       Associates since 1990. From 1988 to 1990,
                                                                       she served as Manager of Special
                                                                       Investments at Rockefeller & Co. She was
                                                                       Director of Research at Rogers, Casey and
                                                                       Barksdale from 1983-1988. She has also
                                                                       served as a Director of Citifunds from
                                                                       1991 to present.

  Linda M. Livornese, 48         President                N/A          Vice President, Pension Department, New
  51 Madison Avenue                                                    York Life Insurance Company, 1990 to
  New York, NY 10010                                                   present; Pension Vice President, Pension
                                                                       Department, New York Life Insurance
                                                                       Company, 1988-1990; Assistant Vice
                                                                       President, Pension Department, New York
                                                                       Life Insurance Company, 1986-1988; Vice
                                                                       President, NYLIFE Distributors Inc., 1993
                                                                       to present; Vice President, NYLIFE
                                                                       Securities Inc., 1992 to present.

  Marc J. Brookman, 36           Executive             Executive       Mr. Brookman has served as Vice President
  51 Madison Avenue            Vice President        Vice President    of New York Life Insurance Company from
  New York, NY 10010                                                   1998 to present; Senior Vice
                                                                       President-Product Development MainStay
                                                                       Institutional Funds, Inc. and Retirement
                                                                       Plans, 1998 to present; National Sales
                                                                       Director, Vice President, United Asset
                                                                       Management Retirement Plan Services, 1996
                                                                       to 1998.

  Jefferson C. Boyce, 42        Senior Vice           Senior Vice      Mr. Boyce has served as Senior Vice
  51 Madison Avenue              President             President       President New York Life Insurance Company,
  New York, NY 10010                                                   1994 to present; Senior Vice President The
                                                                       MainStay Funds, 1995 to present; Director,
                                                                       Monitor Capital Advisors LLC, 1991 to 2000
                                                                       and Senior Vice President, 1996 to 2000;
                                                                       Director, MSC Holding, Inc., 1992 to
                                                                       present and Secretary, 1994 to present,
                                                                       Director, Eagle Strategies Corp., 1993 to
                                                                       present, Director, NYLIFE Equity, Inc.,
                                                                       1993 to present, President and Chief
                                                                       Executive Officer, NYLIFE Distributors,
                                                                       Inc., 1996 to present and Director, 1993
                                                                       to present Director, NYLIFE LLC, 1993 to
                                                                       present; Director, NYLIFE Structured Asset
                                                                       Management Company Ltd., 1993 to present;
                                                                       Director, CNP Realty Investments, Inc.,
                                                                       1994 to present; Director, New York Life
                                                                       Benefit Services, LLC, 1994 to present;
                                                                       Director, NYLIFE Depositary Corporation,
                                                                       present; Director, NYLIFE SFD Holding Inc.
                                                                       (formerly NAFCO, Inc.), 1994 to present;
                                                                       Director, President and Chief Executive
                                                                       Officer, NYLIFE Securities Inc., 1996 to
                                                                       present; Chairman and Director, MainStay
                                                                       Shareholder Services LLC, 1997 to present.

  Richard W. Zuccaro, 50          Tax Vice              Tax Vice       Mr. Zuccaro has served as Vice President,
  51 Madison Avenue              President             President       New York Life Insurance Company, 1995 to
  New York, NY 10010                                                   present; Tax Vice President, NYLIFE
                                                                       Securities Inc., 1987 to present; Tax Vice
                                                                       President, NYLIFE SFD Holding Inc., 1990
                                                                       to present; Tax Vice President, NYLIFE
                                                                       Depositary Inc., 1990 to present; Tax Vice
                                                                       President NYLIFE LLC, 1990 to present; Tax
                                                                       Vice President NYLIFE Insurance Company of
                                                                       Arizona, 1990 to present; Tax Vice
                                                                       President, NYLIFE Realty Inc., 1991 to
                                                                       present; Tax Vice President NYLICO Inc.,
                                                                       1991 to present; Tax Vice President, New
                                                                       York Life Fund Inc., 1991 to present, Tax
                                                                       Vice President, New York Life
                                                                       International Investment, Inc., 1991 to
                                                                       present; Tax Vice President NYLIFE Funding
                                                                       Inc., 1991 to present Tax Vice President,
                                                                       NYLCO, 1991 to present; Tax Vice
                                                                       President, NYLIFE Equity Inc., 1991 to
                                                                       present; Tax Vice President MainStay VP
                                                                       Series Fund, Inc., 1991 to present; Tax
                                                                       Vice President, CNP Realty Investments,
                                                                       Inc., 1991 to present;

           NAME,              POSITION(S) WITH      POSITION(S) WITH             PRINCIPAL OCCUPATION(S)
      ADDRESS AND AGE           THE COMPANY             THE TRUST                  DURING PAST 5 YEARS
      ---------------           -----------             ---------                  -------------------
                                                                       Tax Vice President, New York Life
                                                                       Worldwide Holding, Inc., 1992 to present;
                                                                       Tax Vice President, NYLIFE Structured
                                                                       Asset Management Company Ltd., 1992 to
                                                                       present; Tax Vice President, The MainStay
                                                                       Funds, 1991 to present; Tax Vice President
                                                                       Eagle Strategies Corp. (registered
                                                                       investment adviser), 1993 to present; Tax
                                                                       Vice President, NYLIFE Distributors Inc.,
                                                                       1993 to present; Vice President &
                                                                       Assistant Controller, New York Life
                                                                       Insurance and Annuity Corp., 1995 to
                                                                       present; Vice President, NYLCare Health
                                                                       Plans, Inc., 1995 to present; Vice
                                                                       President -Tax, New York Life and Health
                                                                       Insurance Co., 1996 to present; Tax Vice
                                                                       President New York Life Trust Company,
                                                                       1996 to present; Tax Vice President,
                                                                       Monitor Capital Advisors LLC, 1996 to
                                                                       2000; Tax Vice President, NYLINK Insurance
                                                                       Agency Incorporated, 1996 to present; Tax
                                                                       Vice President, MainStay Shareholder
                                                                       Services LLC, 1997 to present.

  John Flanagan, 54         Treasurer (Principal       Treasurer       Mr. Flanagan has served as Vice President
  51 Madison Avenue            Financial and           (Principal      and Treasurer, New York Life Investment
  New York, NY 10010        Accounting Officer)      Financial and     Management LLC, 1999 to present; Vice
                                                  Accounting Officer)  President, New York Life Insurance
                                                     and Secretary     Company, 1999 to present; Vice President
                                                                       and Chief Financial Officer, The MainStay
                                                                       Funds, 1999 to present; Director, Vice
                                                                       President and Chief Financial Officer, New
                                                                       York Life Investment Management (formerly
                                                                       MainStay Management LLC), 1999 to present;
                                                                       Director, Vice President and Chief
                                                                       Financial Officer, MainStay Shareholder
                                                                       Services LLC, 1999 to present; Senior Vice
                                                                       President and Chief Financial Officer,
                                                                       NYLIFE Distributors, Inc., 1999 to
                                                                       present; Treasurer, Strong Funds and
                                                                       Senior Vice President, Strong Capital
                                                                       Management, Inc., 1997 to 1998; Partner,
                                                                       predecessor to PricewaterhouseCoopers LLP,
                                                                       1994 to 1997.

  ANTOINETTE B. CIRILLO             N/A           Assistant            Ms. Cirillo has been Assistant Treasurer
  (Age 46)                                        Treasurer            of The MainStay Funds from 1992 to the
                                                                       present, Assistant Treasurer of MainStay
                                                                       Institutional Funds Inc. from 1992 to the
                                                                       present, and Assistant Treasurer of
                                                                       MainStay VP Series Fund, Inc. from 1993 to
                                                                       the present, and was Corporate Vice
                                                                       President, Assistant Vice President,
                                                                       Director and Senior Accountant of Mutual
                                                                       Fund Accounting Operations, NYLIFE
                                                                       Distributors, Inc. and MainStay Management
                                                                       LLC from 1988 to 1999.  She held various
                                                                       positions in New York Life Insurance
                                                                       Company from 1987 to 1988.

  PATRICK J. FARRELL                N/A           Assistant            Mr. Farrell has served as Managing
  (Age 40)                                        Treasurer            Director, New York Life Investment
                                                and Assistant          Management LLC, 1998 to present; Corporate
                                                  Secretary            Vice President, New York Life Insurance
                                                                       Company, 1996 to 1998; Assistant
                                                                       Treasurer, The MainStay Funds, 1996 to
                                                                       present; Assistant Treasurer, MainStay
                                                                       Institutional Funds, 1996 to present,
                                                                       Assistant Treasurer, Eclipse Funds, 1996
                                                                       to present, Assistant Treasurer, MainStay
                                                                       VP Funds, 1996 to present. Previously, he
                                                                       was Vice President, Alliance Fund
                                                                       Services, 1988 to 1996.

----------

* Messrs. Boyle and Roussin are Directors who are "interested persons" of the Company and Trust as that term is defined in the 1940 Act.

    As indicated in the above table, certain Directors, Trustees and Officers also hold positions with NYLIM, MacKay Shields, New York Life Insurance Company ("New York Life"), NYLIFE Securities, Inc. and/or NYLIFE Distributors, Inc.

                                                COMPENSATION TABLE
====================================================================================================================
Name of Trustee/Director      Aggregate Compensation        Aggregate Compensation
                                       from                          from
                                    the Trust(1)                 the Company(2)           Total Compensation From
                                  For Year Ended                For Year Ended                     Fund
                                December 31, 2000              October 31, 2000                Complex Paid(3)
====================================================================================================================
Lawrence Glacken(4)                   $____________                       $24,000                       $24,000

Sigrid A. Hess(5)                     $____________                            $0                 $____________

Susan B. Kerley(4)                    $____________                       $23,000                       $23,000

Wesley G. McCain(5)                   $____________                            $0                 $____________

Robert P. Mulhearn(4)                 $____________                       $23,000                     _________

John C. Novogrod(5)                       $________                            $0                        $5,000

John C. Van Eck(5)                       $_________                            $0                     _________

Yung Wong(5)                             $_________                            $0                     _________

----------

(1) Trustees of the Trust not affiliated with the Manager, Towneley Capital Management, Inc. ("Towneley") or New York Life Investment Management LLC (formerly MainStay Management LLC) receive from the Trust an annual retainer of $2,000 and a fee of $750 for each Board meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Officers of the Trust and Trustees who are affiliated with the Manager, Towneley or New York Life Investment Management LLC do not receive compensation from the Trust.

(2) The Independent Directors of the Company receive from the Company an annual retainer of $24,000 and a fee of $1,000 for each Board of Directors meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Directors who are affiliated with New York Life Insurance Company do not receive compensation from the Company.

(3)  The Fund Complex consists of Eclipse Funds and Eclipse Funds Inc.

(4)  Accepted appointment as a Trustee of the Trust on December 12, 2000.

(5)  Resigned as Trustee of the Trust on December 12, 2000.


    As of October 31, 2000, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of any Class of each of the Funds.

    As of December 31, 2000, The Trustees and Officers of the Trust owned ____%.

                 THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

    Pursuant to the Management Agreements for the Funds dated November 21, 1997 and December 12, 2000, New York Life Investment Management LLC ("NYLIM" or the "Manager"), subject to the supervision of the Directors and the Trustees and in conformity with the stated policies of the Funds, administers the Funds' business affairs and investment advisory responsibilities. NYLIM is a direct subsidiary of New York Life Insurance Company.

    The Directors, including the Independent Directors, approved the Management Agreements at in-person meetings held on September 9, 1997 and on December 12, 2000. On November 17, 1997 and December 12, 2000, the shareholders of each of the Funds approved the Management Agreements for each of the Funds. The Management Agreements will remain in effect for two years following their respective effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not "interested persons" of the Company or the Manager (as the term is defined in the 1940 Act). Prior to January 2, 2001, the Manager of the Funds was MainStay Management LLC, an indirect subsidiary of New York Life Insurance Company. On December 5, 2000 the Directors of the Company approved a Substitution Agreement which substituted NYLIM for MainStay Management LLC as Manager to the Funds.

    Prior to December 29, 2000, the Fund was managed by MainStay Management LLC and sub-advised by New York Life Asset Management Operating Company LLC ("NYLAMOC"). The previous manager and sub-adviser were each indirect subsidiaries of New York Life. On October 19, 2000, the Directors of the Company approved a Substitution Agreement which substituted NYLIM for MainStay Management LLC as Manager to the Fund.

    The Manager has authorized any of its directors, trustees, officers and employees who have been elected or appointed as Directors, Trustees or officers to serve in the capacities in which they have been elected or appointed.

    The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

    In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

    (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of the Directors not affiliated with the Manager or the Subadvisor;

    (b) the fees to be paid to the Subadvisor pursuant to the Sub-Advisory Agreement; and

    (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Company.

    For its services, each Fund pays the Manager a monthly fee. (See the Prospectus, "Know With Whom You're Investing".)

    Prior to December 12, 2000 and since the inception of the Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Ultra Short Term Income Fund and Eclipse Balanced Fund, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for such Funds. On December 12, 2000, Towneley sold certain segments of its portfolio management businesses including the business, operations and activities that Towneley conducts relating to providing investment advisory services to certain institutional and private accounts and to such Funds, to NYLIM Holdings (the "Transaction"). As a result of the Transaction, NYLIM LLC replaced Towneley as the investment adviser to the Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Ultra Short Term Income Fund and Eclipse Balanced Fund beginning December 12, 2000. The Transaction did not result in any increase in advisory fees for any of the Funds.

    For the fiscal year ended October 31, 2000, the ten month period ended October 31, 1999 and the fiscal year ended December 31, 1998, the amount of the management fee paid by the Company's Funds to the Manager was as follows:

                                             FISCAL YEAR      TEN MONTH PERIOD      FISCAL YEAR
                                                 ENDED              ENDED              ENDED
                                           OCTOBER 31, 2000   OCTOBER 31, 1999   DECEMBER 31, 1998
                                           ----------------   ----------------   -----------------
         Eclipse Growth Equity Fund         $___________         $7,314,578           6,963,032
         Eclipse Value Equity Fund          $___________          $5,585920           7,963,179
         Eclipse Indexed Equity Fund        $___________         $6,695,784           6,263,846
         Eclipse Mid Cap Core Fund*                  N/A                N/A             N/A
         Eclipse International Equity       $___________         $1,013,499           1,104,413
         Fund
         Eclipse Bond Fund                  $___________         $1,156,712           1,373,917
         Eclipse Core Bond Plus Fund*                N/A                N/A             N/A
         Eclipse Indexed Bond Fund          $___________           $662,306             744,747
         Eclipse Short Term Bond Fund       $___________           $264,919             260,453
         Eclipse Tax Free Bond Fund*                 N/A                N/A             N/A
         Eclipse Money Market Fund          $___________         $1,470,982           1,386,536
         Eclipse Asset Manager Fund         $___________         $2,927,643        $  3,114,621
         Eclipse International Bond Fund    $___________           $393,177             440,402
         Eclipse EAFE Index                 $___________           $561,256             562,217

----------
* Because the Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund and Eclipse Tax Free Bond Fund have not yet begun operations, no fees were payable under the Management Agreement.



    For the fiscal year ended December 31, 1997, the fiscal year ended December 31, 1998 and the fiscal year ended December 31, 1999, the amount of the management fee paid by the Trust's Funds to Towneley was as follows:

                                                    FISCAL YEAR         FISCAL YEAR         TEN MONTHS
                                                        ENDED              ENDED              ENDED
                                                 DECEMBER 31, 2000   DECEMBER 31, 1999  DECEMBER 31, 1998
                                                 -----------------   -----------------  -----------------
         Eclipse Mid Cap Value Fun(1)                                    $918,205          $1,038,228
         Eclipse Small Cap Value Fund                                    2,183,901         $1,978,256
         Eclipse Ultra Short Term Income Fund(2)                            N/A                 N/A
         Eclipse Balanced Fund(3)                                        $673,283            $779,459

----------
(1) During the fiscal year ended December 31, 1998, Towneley voluntarily waived fees for the Eclipse Mid Cap Value Fund totaling $70,826, respectively.

(2) During the fiscal years ended December 31, 1998, December 31, 1999 and December 31, 2000, Towneley voluntarily waived fees for the Eclipse Ultra Short Term Income Fund totaling $27,820, $32,290 and _________ respectively, (in each case, its entire fee) .

(3) During the fiscal year ended December 31, 1998, Towneley voluntarily waived fees for the Balanced Fund totaling $136,778.

    As of November 21, 1997, the Manager limited certain Funds' expenses. In connection with the voluntary expense limitations, the Manager assumed the following expenses for the fiscal year ended October 31, 2000, the ten months ended October 31, 1999, and the year ended December 31, 1998.

                                             FISCAL YEAR        TEN MONTHS         FISCAL YEAR
                                                ENDED              ENDED              ENDED
                                          OCTOBER 31, 2000   OCTOBER 31, 1999   DECEMBER 31, 1998
                                          ----------------   ----------------   -----------------
         Eclipse Indexed Equity Fund          $________       $3,292,206 *         3,269,934 *
         Eclipse International Equity         $________               $---              36,690
         Fund
         Eclipse Bond Fund                    $________           $159,149             192,482
         Eclipse Indexed Bond Fund            $________           $164,813             222,581
         Eclipse Short Term Bond Fund         $________           $109,252             127,949
         Eclipse Money Market Fund            $________           $343,743             383,039
         Eclipse International Bond Fund      $________            $57,982              70,444
         Eclipse EAFE Index Fund              $________           $222,379             257,925

----------

* For the year ended October 31, 2000, the Manager assumed $_________ and Monitor, the Funds Subadvisor, assumed $_________. For the ten months ended October 31, 1999, the Manager assumed $2,622,628 and Monitor, the Funds sub-adviser, assumed $669,578. For the year ended December 31, 1998, the Manager assumed $2,643,549 and Monitor assumed $626,385.


    As long as expense limitations continue, they may lower the Funds' expenses and increase their respective yields. The voluntary expense limitations of the Funds may be terminated or revised at any time, at which time the Funds' expenses may increase and their respective yields may be reduced, depending on the total assets of each of the Funds.

SUB-ADVISORY AGREEMENT

    Pursuant to the Sub-Advisory Agreements between NYLIM, the Manager, and MacKay Shields, the Subadvisor, regarding the Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Growth Equity Fund, Eclipse International Bond Fund, Eclipse International Equity Fund, Eclipse Short Term Bond Fund, Eclipse Tax Free Bond Fund and Eclipse Value Equity Fund, and subject to the supervision of the Board and the Manager in conformity with the stated policies of each of the Funds, the Company and the Trust, the Subadvisor manages such Funds' portfolios, including the purchase, retention, disposition and loan of securities. As compensation for service, the Manager, not the Funds, pays the Subadvisor a monthly fee calculated on the basis of each of the following Fund's average daily net assets at the following annual rates:


                                              PERCENTAGE OF AVERAGE
                   FUND                         DAILY NET ASSETS
                   ----                         ----------------

         Eclipse Growth Equity Fund                   0.25%
         Eclipse Value Equity Fund                    0.25%
         Eclipse International Equity Fund            0.35%
         Eclipse Bond Fund                            0.20%
         Eclipse Core Bond Plus Fund                  0.30%
         Eclipse Short Term Bond Fund                 0.15%
         Eclipse Tax Free Bond Fund                   0.25%
         Eclipse International Bond Fund              0.30%


    The Directors, including the Independent Directors, approved the Sub-Advisory Agreements at in-person meetings held September 9, 1997 and December 5, 2000. On November 17, 1997 and December 5, 2000, the shareholders of the Funds approved the Sub-Advisory Agreements with MacKay Shields. The Sub-Advisory

Agreements will remain in effect for two years following their respective effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not "interested persons" of the Company, the Manager, or the Subadvisor (as the term is defined in the 1940 Act). Prior to January 2, 2001, the Eclipse EAFE Index Fund, the Eclipse Indexed Bond Fund, the Eclipse Indexed Equity Fund and the Eclipse Asset Manager Fund were sub-advised by Monitor Capital Advisors ("Monitor") and the Eclipse Money Market Fund was sub-advised by New York Life Asset Management Operating Company ("NYLAMOC"). On January 2, 2001, NYLIM replaced Monitor and NYLAMOC pursuant to a substitution agreement and these Funds are advised by NYLIM directly, without a subadvisor.

    The Subadvisor has authorized any of its directors, officers and employees who have been elected or appointed as Directors or officers of the Company or Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisor bears the salaries and expenses of all of their personnel.

    The Sub-Advisory Agreements provide that the Subadvisor shall not be liable to a Fund for any error of judgment by the Subadvisor or for any loss sustained by a Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

    For the fiscal year ended December 31, 1998, the ten months ended October 31, 1999 and the fiscal year ended October 31, 2000, the amount of the sub-advisory fees paid by the Manager to NYLAMOC, MacKay Shields or Monitor, if applicable, was as follows:

                                           FISCAL YEAR          TEN MONTHS          FISCAL YEAR
                                              ENDED               ENDED                ENDED
                    FUND                OCTOBER 31, 2000     OCTOBER 31, 1999    DECEMBER 31, 1998
                    ----                ----------------     ----------------    -----------------
        Eclipse Growth Equity Fund        $___________          $2,151,346           $2,047,951
        Eclipse Value Equity Fund         $___________           1,642,918            2,342,112
        Eclipse Indexed Equity Fund*      $___________          1,339,157*           1,252,770*
        Eclipse International Equity      $___________             417,323              454,158
        Fund
        Eclipse Bond Fund                 $___________             308,456              366,373
        Eclipse Core Bond Plus Fund**     $___________                 N/A                  N/A
        Eclipse Indexed Bond Fund         $___________             132,461              148,950
        Eclipse Short Term Bond Fund      $___________              66,230               65,113
        Eclipse Tax Free Bond Fund**      $___________                 N/A                  N/A
        Eclipse Money Market Fund         $___________             294,196              277,307
        Eclipse Asset Manager Fund        $___________             675,610              718,759
        Eclipse International Bond        $___________             147,441              165,151
        Fund
        Eclipse EAFE Index Fund           $___________              88,619               88,771

----------

* For the fiscal year ended October 31, 2000, the ten months ended October 31, 1999 and the fiscal year ended December 31, 1998, the Subadvisor for the Eclipse Indexed Equity Fund waived or reimbursed fees in the amounts of $_________, $669,578 and $626,385, respectively.

** Because the Eclipse Core Bond Plus Fund and Eclipse Tax Free Bond Fund have not yet commenced operations, no fees were payable under the Sub-Advisory Agreements.

SUB-ADMINISTRATION AGREEMENT

    Prior to April 1, 2000 the Manager had delegated certain of its administrative responsibilities to New York Life Insurance Company ("New York Life") pursuant to a Sub-Administration Agreement between the Manager and New York Life. Under the Sub-Administration Agreement, among other things, New York Life responded to shareholder inquiries and prepared shareholder reports. For these services, the Manager paid a percentage of its management fee to New York Life, calculated on the basis of each Fund's average daily net assets at the annual rates set forth below. For the year ended December 31, 1998, the Manager paid New York Life $1,109,299, and $383,039 was waived or reimbursed. For the ten months ended October 31, 1999, the Manager paid New York Life $1,176,785, and $343,743 was waived or reimbursed. The Board, including the Independent Directors and Independent Trustees, approved amendments to the Sub-Administration Agreement at an in-person meeting held on September 7, 1999 to reflect the conversion of MainStay Management from a corporation to a limited liability company under the laws of the State of Delaware.

                                                PERCENTAGE OF AVERAGE
            FUND                                  DAILY NET ASSETS*
            Eclipse Growth Equity Fund                  0.50%
            Eclipse Value Equity Fund                   0.50%
            Eclipse Indexed Equity Fund                 0.30%
            Eclipse International Equity                0.40%
            Fund
            Eclipse Bond Fund                           0.45%
            Eclipse Indexed Bond Fund                   0.30%
            Eclipse Short Term Bond Fund                0.35%
            Eclipse Money Market Fund                   0.30%
            Eclipse Asset Manager Fund                  0.40%
            Eclipse International Bond                  0.40%
            Fund
            Eclipse EAFE Index Fund                     0.70%

* Expense reimbursement due to voluntary expense limitations will be borne by the Sub-Administrator (in the case of the Eclipse Indexed Equity Fund, together with the Manager).

    In previous years, prior to a change in management structure, each Fund paid an administrative fee directly to New York Life as administrator. After the restructuring, and until April 1, 2000, the Manager paid the sub-administration fee to New York Life. For the year ended October 31, 2000, the ten month period ended October 31, 1999 and the year ended December 31, 1998, the amount of the administration fee paid and waived and/or reimbursed for each Fund was as follows:

                                                                          TEN MONTH
                                 YEAR ENDED OCTOBER 31, 2000    PERIOD ENDED OCTOBER 31, 1999   YEAR ENDED DECEMBER 31, 1998
                                 ---------------------------    -----------------------------   ----------------------------
                                               ADMINISTRATION                  ADMINISTRATION                  ADMINISTRATION
                                                 FEE WAIVED                      FEE WAIVED                      FEE WAIVED
                               ADMINISTRATION      AND/OR      ADMINISTRATION      AND/OR      ADMINISTRATION      AND/OR
             FUND                 FEE PAID       REIMBURSED       FEE PAID       REIMBURSED       FEE PAID       REIMBURSED
                                  --------       ----------       --------       ----------       --------       ----------
Eclipse Growth Equity Fund     $_____________  $_____________    5,163,231          N/A  (1)       5,621,068            N/A (1)
Eclipse Value Equity Fund      $_____________  $_____________    3,943,002          N/A  (1)       5,621,068            N/A (1)
Eclipse Indexed Equity Fund    $_____________  $_____________    5,356,627     3,292,206 (2)       5,011,077       3,269,934(3)
Eclipse International Equity   $_____________  $_____________      596,176          N/A  (1)         649,656          36,690
Fund
Eclipse Bond Fund              $_____________  $_____________      848,255       159,149           1,007,539         192,482
Eclipse Indexed Bond Fund      $_____________  $_____________      529,845       164,813             595,798         222,581
Eclipse Short Term Bond Fund   $_____________  $_____________      198,689       109,252             195,341         127,949
Eclipse Money Market Fund      $_____________  $_____________    1,176,788       343,743           1,109,229         383,039
Eclipse Asset Manager Fund     $_____________  $_____________  $ 2,252,033      $    N/A (1)      $2,395,862       $    N/A (1)
Eclipse International Bond     $_____________  $_____________      245,735        57,982             275,251          70,444
Fund
Eclipse EAFE Index Fund        $_____________  $_____________      472,637        36,690             473,446         257,925

(1)  Fund had no expense limitation during period.

(2)  New York Life assumed $2,622,628.

(3)  New York Life assumed $2,643,549.

DISTRIBUTION AGREEMENT

    NYLIFE Distributors, Inc., a corporation organized under the laws of Delaware, serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from Eclipse pursuant to the Distribution Agreement.

    Eclipse anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time. The Distribution Agreement was most recently approved by the Board, including a majority of Directors and Trustees who are not "interested persons" (as defined in the 1940 Act) of Eclipse or the Distributor, nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Directors") at meetings held on December 5, 2000 and December 12, 2000.

    The Distribution Agreement is subject to annual approval by the Board. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of Directors and Trustees who are not "interested persons" (as defined in the 1940 Act) of Eclipse upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon 60 days' written notice to Eclipse. The Distribution Agreement will terminate in the event of its assignment.

    SERVICE FEES

    Eclipse has adopted a Shareholder Services Plan with respect to the Service Class of each applicable Fund. Under the terms of the Plan, Eclipse is permitted to pay, out of the Service Class assets of each Fund, a fee in the amount of 0.25% on an annual basis of the average daily net assets attributable to that class, to the Manager, its affiliates or independent third party service providers, for providing services in connection with the administration of plans or programs that use Fund shares as their funding medium.

    Under the terms of the Shareholder Services Plan, each Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Service Class of the Fund. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

    The Plan provides that it may not be amended to materially increase the costs which holders of Service Class of a Fund may bear under the Plan without the approval of a majority of both (i) the Board and (ii) those Directors and Trustees who are not "interested persons" of Eclipse (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors" and "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such amendments, and by a majority of the outstanding voting securities as defined in the 1940 Act for the Service Class of the Fund.

    The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Directors and Independent Trustees. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Directors and Independent Trustees. The Plan was last approved by the Directors, including the Independent Directors, at a meeting held December 5, 2000, and by the Trustees, including the Independent Trustees, at a meeting held on December 12, 2000. The Plan was originally approved by the Directors, including the Independent Directors, at a meeting held on September 13, 1994 and amended at a meeting held on March 4, 1997.

    The Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

                            PURCHASES AND REDEMPTIONS

    Purchases and redemptions are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

    Certain clients of the Manager and the Subadvisor may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

    Eclipse determines the net asset value per share of each Fund on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

    The Company reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

    For shares of the Company's Funds redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

    The Trust has filed a formal election with the SEC pursuant to which the Trust will only effect a redemption in portfolio securities if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Trust's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of a Fund's total net assets before a redemption wholly or partly in portfolio securities would be made. Payment of the redemption price for the shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Trustees and taken at their value used in determining the net asset value per share of the particular Fund, or partly in cash and partly in portfolio securities. Payments will be made in cash unless the Trustees determine that making cash payments would be detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in kind portfolio securities that are not readily marketable.

    Certain of the Funds have entered into a committed line of credit with The Bank of New York, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests.

    PORTFOLIO TRANSACTIONS AND BROKERAGE

    Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Manager or the Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Directors and Trustees may determine, the Manager and the Subadvisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

    NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or the Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or the Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to Eclipse or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of Eclipse and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by Eclipse, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of Eclipse. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

    In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Fund and for the Manager's or the Subadvisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Eclipse believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

    The management fees paid by Eclipse on behalf of each Fund to the Manager and the Sub-Advisory fee that the Manager pays on behalf of certain Funds to the Subadvisor will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Funds.

    For the the fiscal year ended October 31, 2000, the ten months ended October 31, 1999 and the fiscal year ended December 31, 1998, each of the Company's Funds* paid brokerage commissions as follows:

                                                 TOTAL BROKERAGE                   TOTAL BROKERAGE COMMISSIONS
                                                 COMMISSIONS PAID                       PAID TO AFFILIATED PERSONS
                                FISCAL YEAR         TEN MONTHS        FISCAL YEAR       FISCAL           TEN MONTHS     FISCAL YEAR
                                   ENDED              ENDED              ENDED        YEAR ENDED            ENDED         ENDED
                                OCTOBER 31,         OCTOBER 31,        DECEMBER         OCTOBER           OCTOBER 31,     DECEMBER
                                   2000                1999            31, 1998        31, 2000             1999        31, 1998

    Eclipse Growth Equity
    Fund.....................    _______              491,121             423,326        _________         0(0%)(1)      0(0%)(1)

    Eclipse Value Equity
    Fund.....................    _______            1,556,063           1,976,646        _________         0(0%)(1)      0(0%)(1)

    Eclipse Indexed Equity
    Fund.....................    _______              171,747             302,291        _________         0(0%)(1)      0(0%)(1)

    Eclipse International
    Equity Fund..............    _______              325,822             230,372        _________         0(0%)(1)      0(0%)(1)

    Eclipse Short Term Bond
    Fund.....................    _______                  N/A                 N/A        _________         0(0%)(1)      0(0%)(1)

    Eclipse Asset Manager
    Fund.....................    _______             $ 10,104          $  161,159        _________         0(0%)(1)      0(0%)(1)

    Eclipse EAFE Index Fund..    _______               56,634              72,602        _________         0(0%)(1)      0(0%)(1)

                                      TOTAL AMOUNT OF TRANSACTIONS                      TOTAL BROKERAGE
                                         WHERE COMMISSIONS PAID                        COMMISSIONS PAID
                               FISCAL YEAR      TEN MONTHS         FISCAL YEAR    FISCAL YEAR      TEN MONTHS    FISCAL YEAR
                                  ENDED           ENDED              ENDED          ENDED            ENDED         ENDED
                               OCTOBER 31,      OCTOBER 31,        DECEMBER 31,    OCTOBER 31,      OCTOBER      DECEMBER 31,
                                   2000            1999               1998           2000           31, 1999       1998

    Eclipse Growth Equity
    Fund.....................   _________       440,538,560       349,425,106     __________         785,891       423,326

    Eclipse Value Equity
    Fund.....................   _________       810,608,991       1,275,820,583   __________       2,023,439     1,976,646

    Eclipse Indexed Equity
    Fund.....................   _________       207,061,153       315,577,968     __________             N/A           N/A

    Eclipse International
    Equity Fund.............   _________        95,050,660         84,406,014     __________         346,449       230,372

    Eclipse Short Term Bond
    Fund.....................  _________               N/A                N/A     __________             N/A         N/A

    Eclipse Asset Manager
    Fund.....................   _________       $10,528,527     $ 176,370,188          $N/A        $     N/A         N/A

    Eclipse EAFE Index Fund..   _________        32,365,794                       __________             N/A           N/A

* The Eclipse Bond Fund, Eclipse Indexed Bond Fund, Eclipse International Bond Fund, Eclipse Money Market Fund and Eclipse Short Term Bond Fund paid no brokerage commissions during the ten months ended October 31, 1999 and the year ended December 31, 1998. In addition, because the Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund and Eclipse Tax Free Bond Fund began operations on January 2, 2001, they paid no brokerage commissions during the fiscal year ended October 31, 2000, the ten months ended October 31, 1999 and the year ended December 31, 1998.

(1)  Percent of total commissions paid.

     For the fiscal year ended December 31, 2000, December 31, 1999 and December 31, 1998, each of the Trust's Funds paid brokerage commissions to Towneley as follows:


                                            TOTAL AMOUNT OF TRANSACTION                               TOTAL BROKERAGE
                                               WHERE COMMISSIONS PAID                                COMMISSIONS PAID
                               FISCAL YEAR     FISCAL YEAR       TEN MONTHS      FISCAL YEAR    FISCAL YEAR     TEN MONTHS
                                   ENDED           ENDED            ENDED            ENDED          ENDED           ENDED
                                DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                    2000            1999             1998            2000            1999           1998
  Eclipse Mid Cap Value
  Fund(1)......................               $ 126,202,558    $ 155,541,175                     $ 190,381      $ 232,585

  Eclipse Small Cap Value
  Fund(2)......................                 193,773,912      213,001,442                       494,637        455,544

  Eclipse Ultra Short Term
  Income Fund(3) ..............                       N/A              N/A                             N/A            N/A

  Eclipse Balanced Fund(4).....                  71,514,631       92,974,609                       109,621        134,156


(1) Of these amounts, $162,736 in brokerage commissions with respect to portfolio transactions aggregating $109,601,735 was placed with brokers or dealers who provide research and investment services.

(2) Of these amounts, $189,811 in brokerage commissions with respect to portfolio transactions aggregating $72,575,150 was placed with brokers or dealers who provide research and investment services.

(3) The Trust did not pay any brokerage commissions with respect to portfolio transactions of the Ultra Short Term Income Fund for the fiscal years ended December 31, 1997, December 31, 1998, and December 31, 1999.

(4) Of these amounts, $100,071 in brokerage commissions with respect to portfolio transactions aggregating $63,129,553 was placed with brokers or dealers who provide research and investment services.

    As of October 31, 2000, the following Funds held securities in issuers with whose broker-dealer subsidiaries or affiliates the Funds regularly conduct business:

        FUND                              BROKER-DEALER                         MARKET VALUE
        Eclipse Growth Equity Fund        Merrill Lynch & Co., Inc.            $__________
        Eclipse Value Equity Fund         American Express Credit Corp.         __________
                                          Merrill Lynch & Co., Inc.             __________
        Eclipse Indexed Equity Fund       Bear Stearns Cos., Inc. (The)         __________
                                          Lehman Brothers Holdings Inc.         __________
                                          Merrill Lynch & Co., Inc.             __________
                                          Schwab (Charles) Corp. (The)          __________
        Eclipse Bond Fund                 American Express Credit Corp.         __________
                                          Salomon Smith Barney Inc.             __________
                                          Donaldson, Lufkin & Jenrette          __________
                                          Lehman Brothers Holdings, Inc.        __________
                                          Salomon Smith Barney Inc.             __________
        Eclipse Indexed Bond Fund         American Express Credit Corp.         __________
                                          Morgan Stanley, Dean Witter & Co.     __________
        Eclipse Money Market Fund         Goldman, Sachs Group Inc. (The)       __________
                                          Merrill Lynch & Co., Inc.             __________
                                          Morgan (J.P.) & Co. Inc.              __________
                                          Morgan Stanley, Dean Witter & Co.     __________
                                          Salomon Smith Barney Inc.             __________
                                          Morgan Stanley, Dean Witter & Co.     __________
        Eclipse Asset Manager Fund        Bear Stearns Cos., Inc. (The)         __________
                                          Lehman Brothers Holdings Inc.         __________
                                          Merrill Lynch & Co., Inc.             __________
                                          Paine Webber Group Inc.               __________
                                          Schwab (Charles) Corp. (The)          __________

(1) Represents investment in commercial paper.

(2) Represents investment in common stock.

(3) Represents investment in corporate bonds.


    A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

    The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).


                                 NET ASSET VALUE

    Eclipse determines the net asset value per share of each class of each Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the first session of the New York Stock Exchange (currently 4:00 p.m., New York City time) for each class of shares of each Fund (except the Eclipse Money Market Fund, which is determined at noon), by dividing the current market value (amortized cost, in the case of the Eclipse Money Market Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of outstanding shares of that class.

    Portfolio securities of the Eclipse Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

    Portfolio securities of each of the other Funds are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price of the first session on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges;
(c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system;
(d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor if the prices are deemed by the Manager or the Subadvisor to be representative of market values at the close of the first session of the New York Stock Exchange; (e) by appraising debt securities at prices supplied by a pricing agent or, determined using pricing procedures approved by the Board, which prices reflect broker-dealer-supplied valuations or electronic data processing techniques and/or matrix pricing if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the first session of the New York Stock Exchange; (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded, and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Board, although the actual calculations may be done by others. Money Market instruments held by the Funds with a remaining maturity of 60 days or less are valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

    Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values, using the W.M. Company exchange rates that have been adopted as the standard for exchange rate valuations by major indices. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board. For financial accounting purposes, the Company and the Trust recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities are recognized as soon as the Company and Trust are informed on or after the ex-dividend date.

    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the portfolio securities used in such calculation.

    Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Fund's calculation of net asset values. However, the Manager or Subadvisor, in consultation with the Manager, may, in its judgment, determine that an adjustment to a Fund's net asset value should be made because intervening events have caused the Fund's net asset value to be materially inaccurate.

    The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

                                 TAX INFORMATION

    While it is anticipated that many shareholders of the Funds will be tax-exempt institutions, the following discussion may be of general interest to these shareholders as well as for those shareholders of the Funds who do not have tax-exempt status. Although the discussion below refers in certain instances to distributions and other transactions as being taxable to a shareholder, tax-exempt shareholders will, of course, not be taxed to the extent provided by applicable tax exemptions. The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in a Fund.

    Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and elects, it generally will not be subject to Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

    Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

    To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income

(including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies;
(b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

    The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

    Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

    If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

    A Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from Federal income tax.

    Distributions of investment company taxable income generally are characterized as ordinary income. If a Fund's income consists in whole or in part of dividends paid by U.S. corporations, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund or the underlying company paying dividends to a Fund are treated as debt-financed under the Code and is eliminated if applicable holding period requirements are not met. In addition, dividends (including the deducted portion) are includable in the corporate shareholder's alternative minimum taxable income. A portion of the dividends paid by the Growth Equity Fund, Indexed Equity Fund, Asset Manager Fund, and Value Equity Fund, may qualify for the dividends-received deduction available to corporations. The dividends paid by the other Funds are not expected to so qualify. The alternative minimum tax and environmental tax applicable to corporations may reduce the value of the dividends-received deduction.

    Distributions of a Fund's net capital gains, if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income. Capital gain distributions will not be eligible for the dividends-received deduction. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

    A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

    Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

    Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date.

    Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

    Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

    Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, only the Eclipse EAFE Index Fund and the Eclipse International Equity Fund are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

    The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

    A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). Pursuant to the Funds' current investment policies and practices, the Eclipse EAFE Index Fund, Eclipse International Bond Fund, Eclipse International Equity Fund, Eclipse Asset Manager Fund and Eclipse Indexed Bond Fund are expected to invest in shares of foreign corporations. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

    A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

    Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

    A Fund may invest in municipal bonds or obligations issued or guaranteed by a state, the interest on which may be exempt from Federal income tax. It is expected that shareholders will be subject to tax on dividends distributed by a Fund that are derived from tax-exempt interest income.

    Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

    Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

    If a Fund holds zero coupons bonds in its portfolio it will recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even through funds representing such income have not been received by the Fund.

    Certain of the options, futures contracts, and forward contracts in which the Funds may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.

    The transactions undertaken by the Funds involving options, futures and forward contracts may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

    The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

    Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

   Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

   Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

   Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

   Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

   The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

   Eclipse may, from time to time, include the yield and effective yield of its Eclipse Money Market Fund, the yield of the other Funds or Classes, and the total return of all Funds or Classes in advertisements, sales literature, or reports to shareholders or prospective investors. Due to the deduction of the shareholder service fee, performance of the Service Class of each Fund will be lower than the performance of the No-Load Class of the Funds.

   Certain Funds began offering Service Class shares (formerly Institutional Service Class) on January 1, 1995. Thus, the performance figures for Service Class shares prior to that date have been calculated based on the historical performance of the Funds' No-Load Class shares (formerly Institutional Class) from inception through December 31, 1994, except for the Eclipse International Equity and Eclipse International Bond Funds, which began offering both classes of shares on January 1, 1995. Performance data for the Eclipse International Bond Fund and the Eclipse International Equity Fund includes the historical performance of each Fund's predecessor separate account from its inception up to December 31, 1994.

   YIELD. Quotations of "yield" for the Funds (other than the Eclipse Money Market Fund) will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[((a-b)/cd + 1)6 - 1]

where a =  dividends and interest earned during the period,

      b =  expenses accrued for the period (net of reimbursements),

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

      d =  the maximum offering price per share on the last day of the period.

   For the 30-day period ended October 31, 2000, the yield for the [Eclipse Short Term Bond Fund was 4.02% for the No-Load Class, and was 3.77% for the Service Class.]

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Eclipse Ultra Short Term Income Fund or by the Eclipse Balanced Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Current yield for the Eclipse Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Eclipse Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

   [The current and effective seven-day average yields as of October 31, 2000 for the Eclipse Money Market Fund were 5.15% and 5.28%, respectively, for the No-Load Class, and were 4.90% and 5.02%, respectively, for the Service Class. Had certain expenses not been assumed by the Manager, these yields would have been 5.07% and 5.20%, respectively, for the No-Load Class, and 4.82% and 4.94%, respectively, for the Service Class.]

   AVERAGE TOTAL RETURN. The "average total return" figure for a Fund shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

 where      P   =   a hypothetical initial payment of $1,000,
            T   =   the total return for the period,
            n   =   the number of periods, and
            ERV =   the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming reinvestment of all dividends and distributions).

   Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

   A Fund may also distribute sales literature or publish advertisements containing "principal only" performance information for a Fund that relates to various time periods (on both an average annual and cumulative basis). "Principal only" performance information is not total return but a measure of performance, expressed as a percentage, that excludes from its computation income dividends and capital gains distributions paid on the Fund's shares. Such quotations in effect reflect only changes in the value over time of a single share of a Fund without taking into account the compounding effect of reinvested dividends or distributions. "Principal only" quotations may be a useful comparison with changes in certain stock indices (which are unmanaged) that do not reflect reinvestment of dividends on the stocks comprising the index. Any sales literature or advertisements containing "principal only" performance information will be accompanied by standard performance information relating to the same time periods.

   The average annual total return of the Company's Funds for the one-year and five-years ended October 31, 2000 and since inception were as follows:

                                             ONE YEAR    FIVE YEARS    SINCE
                                                ENDED      ENDED     INCEPTION
                                              OCTOBER     OCTOBER
                       FUND                   31, 2000    31, 2000

               Eclipse Growth Equity Fund
                  No-Load Class (1).......           %           %         %
                                              -------      ------       ------
                  Service Class(2)........           %           %            %
                                              -------      ------       ------

               Eclipse Value Equity Fund
                  No-Load Class (1).......           %           %            %
                                              -------      ------       ------
                  Service Class(2)........           %           %            %
                                              -------      ------       ------

               Eclipse Indexed Equity Fund
                  No-Load Class (1).......           %           %            %
                                              -------      ------       ------
                  Service Class(2)........           %           %            %
                                              -------      ------       ------

               Eclipse Mid Cap Core Fund*
                  No-Load Class...........       N/A          N/A          N/A

               Eclipse  International  Equity
               Fund**

                  No-Load Class (3).......           %           %            %(3)
                                              -------      ------       ------
                  Service Class(3)........           %           %            %(3)
                                              -------      ------       ------

               Eclipse Bond Fund
                  No-Load Class (1).......           %           %            %
                                              -------      ------       ------
                  Service Class(2)........           %           %            %
                                              -------      ------       ------

               Eclipse Core Bond Plus Fund*
                  No-Load Class...........       N/A          N/A          N/A

               Eclipse Indexed Bond Fund
                  No-Load Class (1).......           %           %            %
                                              -------      ------       ------
                  Service Class(2)........           %           %            %
                                              -------      ------       ------

               Eclipse Short Term Bond Fund
                  No-Load Class (1).......           %           %            %
                                              -------      ------       ------
                  Service Class(2)........           %           %            %
                                              -------      ------       ------

               Eclipse Tax Free Bond Fund*
                  No-Load Class...........       N/A          N/A          N/A

               Eclipse Money Market Fund
                  No-Load Class...........           %           %            %
                                              -------      ------       ------
                  Service Class...........           %           %            %
                                              -------      ------       ------

               Eclipse Asset Manager Fund
                  (formerly Multi-Asset Fund)
                  No-Load Class (1).......           %           %             %
                                              -------      ------       -------
                  Service Class(2)........           %           %             %
                                              -------      ------       -------

               Eclipse International Bond
               Fund*

                  No-Load Class (3).......           %           %            %(3)
                                              -------      ------       ------
                  Service Class(3)........           %           %            %(3)
                                              -------      ------       ------
               Eclipse EAFE Index Fund
                  No-Load Class (1).......           %           %             %
                                              -------      ------       -------
                  Service Class (2).......           %           %             %
                                              -------      ------       -------

----------

(1)  The inception date of these No-Load Class shares is 1/2/91.

(2) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Funds' inception (1/2/91) up to 12/31/94.

(3) The inception date of the International Equity Fund and International Bond Fund shares is 1/1/95.

* Because the Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund and Eclipse Tax Free Bond Fund had not begun operations, they do not have performance history for periods indicated.

** Performance figures include the historical performance of the Separate Accounts for the period prior to commencement of operations of the International Bond Fund and the International Equity Fund on January 1, 1995. MacKay Shields LLC, the current Subadvisor to both the International Bond Fund and the International Equity Fund, served as investment adviser to both corresponding Separate Accounts, and the objectives, policies, restrictions, guidelines and management styles of the Separate Accounts were materially equivalent to those of their corresponding Funds. Performance figures for the period prior to January 1, 1995, have been calculated by measuring the change in value of a unit in the Separate Account from the time period indicated to January 1, 1995 using the expense structure of each Separate Account, which generally was higher than the expense structure of its corresponding Fund. Neither Separate Account was registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Accounts had been registered under the 1940 Act, their performance may have been adversely affected. The International Equity Fund's predecessor Separate Account commenced operations on July 31, 1992; the International Bond Fund's predecessor Separate Account commenced operations on January 31, 1990.


   The following are average annual total return and principal only performance for the indicated time periods for the Trust's Funds.



  ECLIPSE ULTRA SHORT              ONE YEAR           FIVE YEARS              INCEPTION
  TERM INCOME FUND:                  ENDED               ENDED            (DECEMBER 27,1994)
                              DECEMBER 31, 2000    DECEMBER 31, 2000    TO DECEMBER 31, 2000

  Average Annual
  Compounded Total Return                %                     %                       %
                                    -----               -------                 -------

  Principal Only
  Performance                            %                     %                       %
                                    -----               -------                 -------

                                     ONE YEAR                FIVE YEARS           TEN YEARS
                                       ENDED                   ENDED                 ENDED
                                 DECEMBER 31, 2000      DECEMBER 31, 2000       DECEMBER 31, 2000

  ECLIPSE BALANCED
  FUND:
  Average Annual
  Compounded Total Return                  %                         %                     %
                                      -----                     -----                 -----

  Principal Only
  Performance                              %                         %                     %
                                      -----                     -----                 -----

   ECLIPSE MID CAP VALUE FUND:            ONE YEAR                 FIVE YEARS                  INCEPTION
                                            ENDED                     ENDED               (DECEMBER 27, 1994)
                                      DECEMBER 31, 2000         DECEMBER 31, 2000        TO DECEMBER 31, 2000
   Average Annual
   Compounded Total Return                 ______%                   ______%                    ______%
   Principal Only
   Performance                             ______%                   ______%                    ______%



   ECLIPSE SMALL CAP VALUE               ONE YEAR                  FIVE YEARS                  TEN YEARS
   FUND:                                   ENDED                      ENDED                      ENDED
                                     DECEMBER 31, 2000          DECEMBER 31, 2000          DECEMBER 31, 2000
   Average Annual Compounded
   Total Return                           ______%                    ______%                    ______%

   Principal Only Performance             ______%                    ______%                    ______%


    A Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

    In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

    From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager or Subadvisor, and other pertinent facts relating to the management of the Fund by the Manager or the Subadvisor.

    From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, The Wall Street Journal and such other publications as the Manager deems appropriate.

    In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the BIG Index, the Morgan Stanley Capital International indexes, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Smith Barney World Government Benchmark Bond Index, the Salomon Smith Barney non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    From time to time, advertisements for the Funds may include general information about the services and products offered by Eclipse, The MainStay Funds and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

    It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance.

                                OTHER INFORMATION

CAPITALIZATION

    The Funds are separate portfolios of the Company and the Trust. In addition to the No-load Class and the Service Class, the Eclipse Money Market Fund offers another class of shares, the Sweep Shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Eclipse's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

    Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

CONTROL PERSONS AND SHARE OWNERSHIP OF THE FUNDS

    [On ___________, 2001, there were _________ shares of beneficial interest of the Eclipse Ultra Short Term Income Fund outstanding; _________ shares of beneficial interest of the Eclipse Balanced Fund outstanding; _________ shares of beneficial interest of the Eclipse Mid Cap Value Fund outstanding; and _________ shares of beneficial interest of the Eclipse Small Cap Value Fund outstanding. On ___________, 2001, the officers and Trustees of the Trust as a group beneficially owned, directly or indirectly, including the power to vote or to dispose of, less than 1% of the outstanding shares of beneficial interest of the Eclipse Small Cap Value Fund, less than 1% of the outstanding shares of beneficial interest of the Eclipse Balanced Fund, less than 1% of the outstanding shares of beneficial interest of the Eclipse Ultra Short Term Income Fund, and less than 1% of the outstanding shares of beneficial interest of the Eclipse Mid Cap Value Fund.]

    The following table sets forth the information concerning beneficial and record ownership as of February 1, 2001, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any
Fund:

NAME AND ADDRESS OF SHAREHOLDER           FUND*          SHARES OWNED           PERCENTAGE OF
                                                                                 OUTSTANDING
                                                                                    SHARES

________________________________
________________________________
________________________________
________________________________
________________________________
________________________________

NAME AND ADDRESS OF SHAREHOLDER                                   FUND*             SHARES OWNED           PERCENTAGE OF
                                                                                                            OUTSTANDING
                                                                                                               SHARES
________________________________
________________________________
________________________________
________________________________

FTC &  Co.                                             Eclipse Ultra Short Term
DataLynx House Account                                        Income Fund
P.O. Box 173136
Denver, CO 80217-3136
Hopke Partnership TCM                                  Eclipse Ultra Short Term
c/o Rochdale Securities Corp.                                 Income Fund
570 Lexington Avenue Floor 8
New York, NY 10022-6837

Richard C. Dalsemer  [record owner]                    Eclipse Ultra Short Term
2554 Santa Lucia Avenue                                       Income Fund
Carmel, CA 93923-9105

Mellon Bank as Trustee                                   Eclipse Balanced Fund
Agent Omnibus
135 Santilli Way
Everett, MA 02149-1906

FTC & Co.                                                Eclipse Balanced Fund
DataLynx House Account
P.O. Box 173136
Denver, CO 80217-3136

Vernat Company                                           Eclipse Balanced Fund
Trust Department
P.O. Box 800
Brattleboro, VT  05302-0800

American Express Trust Company                           Eclipse Balanced Fund
American Express Retirement Services
FBO NIBCO 401(K)
ATTN Chris Hunt N10/996
P.O. Box 534
Minneapolis, MN 55440-0534

FTC & Co.                                                Eclipse Balanced Fund
DataLynx House Account
PO Box 2052
Jersey City, NJ 07303-2052

National Financial Services Corp                           Eclipse Small Cap
200 Liberty Street                                            Value Fund
One World Financial Center
New York, NY 10281-1003

Charles Schwab & Co. Inc.                                  Eclipse Small Cap
101 Montgomery Street                                         Value Fund
San Francisco, CA 94104-4122

NAME AND ADDRESS OF SHAREHOLDER                                   FUND*             SHARES OWNED           PERCENTAGE OF
                                                                                                            OUTSTANDING
                                                                                                               SHARES
The Northern Trust Company TTEE                            Eclipse Small Cap
Guident Corporation                                           Value Fund
FBD Master Investment Trust U/A 3-22-99
P.O. Box 92-956
Chicago, IL 60675-2956

Boston Safe Deposit & Trust TTEE                           Eclipse Small Cap
TWA Pilots DAP/401(k) Plan U/A Date 10-1-92                   Value Fund
Attn:  Jennifer Lacoria
135 Santilli Highway
Everett, MA. 02149-1906

----------

* Because the Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund and Eclipse Tax Free Bond Fund have not yet begun operations, there are no control persons or beneficial and record owners of 5% or more of the Funds' shares.

(1) This information, not being within the knowledge of the Company, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934. Fractional shares have been omitted.

(2)  Only the ownership of at least one-tenth of one percent is listed.

    NYLIFE Distributors, Inc. is a corporation organized under the laws of Delaware. NYLIFE Distributors, Inc. is a wholly owned subsidiary of NYLIFE LLC and an indirect wholly owned subsidiary of New York Life.

CODE OF ETHICS

    Eclipse has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act ("Code of Ethics") governing personal trading activities of all Directors, Trustees and officers, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by Eclipse or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of Eclipse or the Manager or the Subadvisor unless such power is the result of their position with Eclipse or the Manager or the Subadvisor. Such persons are generally required to preclear all security transactions with Eclipse's Compliance Officer or his designee and to report all transactions on a regular basis. Subject to these restrictions, these persons are permitted to invest in securities, including securities that may be purchased or held by the Funds. Eclipse has developed procedures for administration of the Code of Ethics.

    The Distributor has adopted its own Code of Ethics which is designed to identify and address certain conflicts of interest between personal investment activities of its employees and the interests of its clients such as each fund, in compliance with Rule 17j-1 under the 1940 Act. The Code of Ethics permits employees of the Distributor to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions. The employees of the Distributor must disclose all personal securities holdings immediately upon commencement of employment, as well as on an annual basis thereafter.

INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of Eclipse. The Fund's Annual Reports, which are incorporated by reference in this SAI, have been incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

LEGAL COUNSEL

    Dechert (formerly known as Dechert Price & Rhoads), 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by Eclipse, and also acts as counsel to Eclipse.

TRANSFER AGENT

    Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, and affiliate of New York Life Investment Management LLC, is the Funds' Transfer, Dividend, Disbursing and Shareholder Servicing Agent. ESS, whose address is 260 Cherry Hill Road, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. ESS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. ESS is paid a per account fee and out-of-pocket expenses by the Funds. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 2 Heritage Drive, North Quincy, MA 02171. BFDS will perform certain of the services for which ESS is responsible. In addition, the Fund or ESS may contract with other service organizations, including affiliates of ESS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

    The Bank of New York, 90 Washington Street, New York, NY 10286, is custodian of certain Funds' (other than the Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund) investments and has subcustodial agreements for holding such Funds' foreign investments.

    State Street, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Custodian for assets held by the Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund.

REGISTRATION STATEMENT

    This Statement of Additional Information and the Prospectus do not contain all the information included in Eclipse's registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

    Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

    Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

    In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX A


                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

         Corporate and Municipal Bond Ratings

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

    Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (C) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).


Municipal Short Term Loan Ratings

    MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

    SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

         Corporate Short Term Debt Ratings

    Moody's short term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings

Investment Grade

    AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

    Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated CC is currently highly vulnerable to nonpayment.

    C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

    D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT TERM RATING DEFINITIONS

    A-1: A short term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                    MONEY MARKET FUND SWEEP SHARES PROSPECTUS

                                                                   March 1, 2001

This prospectus discusses the Money Market Fund Sweep Shares (the "Sweep Shares"), which are a separate class of the Money Market Fund (the "Fund"), which is a separate series of Eclipse Funds Inc. (the "Company").

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

Pursuant to its investment objective, the Fund invests for a high level of current income and it invests, under normal market conditions, primarily in debt or fixed income securities. The Fund is managed directly by New York Life Investment Management LLC ("NYLIM"), the Manager of the Company, which is responsible for the day-to-day portfolio management of the Fund.

NOT INSURED

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

MORE INFORMATION

The next section of this prospectus gives you more detailed information about the investment objective, policies, principal investment strategies, principal risks, past performance and expenses of the Fund offered in this prospectus. Please review it carefully.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WHAT'S INSIDE?

                                TABLE OF CONTENTS

Description of the Fund .................................................      2
More About Principal Investment Strategies and Principal Risks ..........      5
Shareholder Guide .......................................................      5
   Distribution and Service Fees ........................................      5
   Buying and Selling Shares ............................................      6
   Fund Earnings ........................................................      8
   Understand the Tax Consequences ......................................      9
Know With Whom You're Investing .........................................      9
Financial Highlights ....................................................     10

                                MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in high quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include:

     - obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities

     - bank and bank holding company obligations such as CDs and bankers' acceptances

     -   commercial paper which is short-term unsecured loans to corporations

     - loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars

     -   time deposits

     -   repurchase agreements

     -   corporate debt securities

The Funds may also invest in VARIABLE RATE NOTES, FLOATERS and ASSET-BACKED SECURITIES. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floater or the period remaining until the principal amount can be recovered through demand, the market value of the floater will approximate its amortized cost.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high quality, short-term securities.

Since the Fund invests in dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include:

     -   political and economic instability

     -   less publicly available information about issuers

     -   changes in U.S. or foreign tax or currency laws

The Fund's principal investments include derivatives such as variable rate notes, floaters and asset-backed securities. If NYLIM, the Fund's Manager, is wrong about its expectations about changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be paid off reducing the value of the Fund's investments.

VARIABLE RATE NOTES are debt securities that provide for periodic adjustments in their interest rate.

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

PAST PERFORMANCE

         1991         ______________
         1992         ______________
         1993         ______________
         1994         ______________
         1995         ______________
         1996         ______________
         1997         ______________
         1998         ______________
         1999         ______________
         2000         ______________

ANNUAL RETURNS, NO-LOAD CLASS SHARES

(by calendar year 1991-2000)

The bar chart and table indicate the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table shows how the Fund's average annual returns for one year, five year and ten years compare to those of a broad-based securities market index. Performance figures for Sweep shares, first offered on December 8, 1998, include the historical performance of Service Class shares from January 1, 1995 up to

December 7, 1998. The Service Class shares, first offered to the public on January 1, 1995, include the historical performance of the No-Load Class shares from the Fund's inception (January 2, 1991) up to December 31, 1994. The No-Load Class shares and the Service Class shares, which are not offered in this prospectus, would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. FOR CURRENT YIELD INFORMATION, CALL 1-800-695-2126. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES (1991-2000)

                                                            QUARTER/
                                            RETURN            YEAR
                                            ------            ----
Highest Return/Best Quarter                 ______%          _______
Lowest Return/Worse Quarter                 ______%          _______


                  AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/00)


                                             1 YEAR    5 YEARS     10 YEARS
                                             ------    -------     --------
Money Market Fund                            _____%     _____%      _____%
Sweep Shares 7-day yield: [5.01%]

The Average Lipper  Institutional            _____%     _____%      _____%
Money Market Fund

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Sweep Shares.

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases of Shares                 None
   (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a percentage of                   None
   redemption proceeds)

Exchange Fee                                                               None

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fee                                                        0.50%
Distribution and/or Service (12b-1) Fees*                             0.25%
Shareholder Service Fees                                              0.25%
Other Expenses                                                        0.12%
                                                                      -----
Total Annual Fund Operating Expenses(+)                               1.12%
                                                                      =====

* Because the distribution fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(+) [THE MANAGER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEES OTHERWISE PAYABLE TO IT. WITH THIS REDUCTION, FOR THE YEAR ENDED OCTOBER 31, 2000 THE MANAGEMENT FEE PAID WAS ____% AND TOTAL FUND OPERATING EXPENSES WERE ____%. THIS WAIVER MAY BE DISCONTINUED AT ANYTIME.]

EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

                                              MONEY MARKET
                     EXPENSES                     FUND
                      AFTER                   SWEEP SHARES*
                      -----                   -------------

                     1 year                      $______
                     3 years                     $______
                     5 years                     $______
                     10 years                    $______

* Does not reflect fee waiver.

         MORE ABOUT PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the prospectus. The information below describes in greater detail the principal investments, investment practices and principal risks pertinent to the Fund.

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying fixed-income securities, interest rates or indexes. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate or index. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. However, all securities purchased by the Fund must meet the requirements of Rule 2a-7 under the 1940 Act, which are designed to mitigate the risk of loss.

FOREIGN SECURITIES

The Fund invests in foreign securities of issuers organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. While these securities are not subject to all the risks of foreign investing, they could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid than U.S. securities. There may also be difficulty in invoking legal protections across borders.

ASSET-BACKED SECURITIES

Asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities.

                                SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your investments. You are eligible to buy Sweep Shares if you are a customer of a financial institution that has made arrangements with NYLIFE Distributors, Inc. for the purchase of Sweep Shares.

DISTRIBUTION AND SERVICE FEES

RULE 12B-1 PLAN

The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, for the Sweep Shares. Rule 12b-1 distribution and service fees are paid monthly to NYLIFE

Distributors, NYLIFE Securities, or any other broker-dealer or financial institution, as compensation for certain account sweep and/or other distribution-related services rendered to the Sweep Shares, at the rate of 0.25% on an annualized basis of the average daily net assets of the Sweep Shares.

SHAREHOLDER SERVICES PLAN

The Company has adopted a Shareholder Services Plan with respect to the Sweep Shares. Under the terms of the Shareholder Services Plan, the Fund is authorized to pay to New York Life Insurance Company ("New York Life"), as compensation for service activities rendered by New York Life, its affiliates or independent third-party service providers, to the shareholders of the Sweep Shares, a shareholder services fee at the rate of 0.25% on an annualized basis of the average daily net asset value of the Sweep Shares.

The Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. for services provided to shareholders of the Sweep Shares. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

Because Rule 12b-1 fees and service fees are on-going, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

ACCOUNT REPRESENTATIVES

Account representatives may impose other conditions on buying and selling shares. They may also charge you additional fees. They are responsible for giving you a schedule of fees and information about any conditions they've added. Ask your account representative about these fees and conditions.

BUYING AND SELLING SHARES

HOW TO OPEN YOUR ACCOUNT

If you are participating in an account sweep arrangement with a financial institution, that institution will provide you with the information you need to open an account and buy Sweep Shares.

You should speak to your account representative at your financial institution to open an account in the Fund in conjunction with your brokerage account.


A financial institution will establish a single omnibus account with the Fund's transfer agent, MainStay Shareholder Services ("MSS"), a division of NYLIM Service Company LLC, on behalf of its clients. You should read this prospectus along with the financial institution's agreement or literature describing its services (including sweep arrangements with the Fund) and fees charged by the financial institution.

HOW TO BUY SHARES

Shares (and fractions of shares) are purchased at market price (known as the net asset value or NAV) on any day that the New York Stock Exchange is open. Your price per share, generally $1.00, will be the next NAV calculated after [ESS] receives an order from your financial institution in proper form. This means that all necessary information, signatures and documentation has been received.

All investments must be in U.S. dollars.

No wires are accepted when the New York Stock Exchange or banks are closed.

MINIMUM INVESTMENTS*

The minimum required investment by a financial institution is:

     -   Initial investment -- at least $1,000.

     -   Each investment after that--at least $100.

Please check with your account representative for investment minimums and/or other requirements that may apply to brokerage or other accounts through which you own Sweep Shares.

* The Company may also accept investments of smaller amounts at its discretion.

HOW TO SELL SHARES

Check with your account representative for information on how your Sweep Shares may be redeemed (sold).

Generally, if your financial institution offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover security purchases in your brokerage account.

The price of each share will be the next NAV determined after receipt of a redemption request. The Fund imposes no charge for selling your shares. You should check with your account representative to determine if your financial institution imposes a charge for selling shares.

There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the Securities and Exchange Commission deems an emergency to exist.

REDEMPTIONS-IN-KIND

The Fund reserves the right to pay certain redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio. See the SAI for details.

CHECKWRITING SERVICES

You can sell shares of the Fund by writing checks for $100 or more. You need to fill out special forms to set up checkwriting privileges. You cannot close your account by writing a check.

DETERMINING THE FUND'S SHARE PRICE (NAV) AND VALUATION OF THE FUND'S SECURITIES

You buy and sell shares at NAV. NAV is calculated at noon every day the New York Stock Exchange is open. It is intended that the Fund will maintain a stable NAV of $1.00.

The Fund's investments are valued based on the amortized cost method of valuation.

GENERAL POLICIES

Selling shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences.

In the interests of all shareholders, the Fund reserves the right to:

     - refuse any purchase request that could adversely affect a Fund or its operations

     -   change its minimum investment amounts

FUND EARNINGS

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A money market fund generally earns interest from its investments and pays this income to you as dividends. The dividends paid by the as Fund will vary based on the income from its investments and the expenses incurred by the Fund. The Fund also earns capital gains when it sells securities at a profit.

WHEN THE FUND PAYS DIVIDENDS


The Fund declares dividends daily and pays them monthly. You begin earning dividends the business day (i.e., a day on which the New York Stock Exchange is open for trading). that MSS receives an order by noon and payment through the Federal Funds wire system by 4:00 p.m. Eastern time.

WHEN THE FUND PAYS CAPITAL GAINS

At the end of each fiscal year, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

REINVESTMENT OF EARNINGS

Your earnings will automatically be reinvested in Sweep Shares.

UNDERSTAND THE TAX CONSEQUENCES

MOST OF YOUR DIVIDENDS ARE TAXABLE

Virtually all of the dividends and capital gains you receive from the Fund are taxable. If you are a tax-exempt shareholder, you won't pay Federal income tax on distributions unless applicable tax laws say otherwise. If you're not tax-exempt, you will have to pay taxes on dividends whether you receive them in cash or reinvest them in more shares. Redemptions also may be taxable.

Dividends, other than from capital gains, are ordinary income. Some capital gain distributions are taxable as long-term capital gain, except to the extent provided by an applicable tax exemption. Some distributions may be a return of capital or, in some cases, capital gain. You will be advised each year about the amount and nature of dividends paid to you. If you are not a tax-exempt investor, purchasing shares shortly before the record date for dividend declarations can result in a taxable return to you of a portion of the price you paid for the shares.

The Fund may pay you in January for dividends declared in October, November, or December of the previous year. It you're not tax-exempt, you will be taxed on these dividends as if you had been paid on December 31 of the previous year.

SEEK ASSISTANCE

Your account representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.

For additional information on taxation, see the SAI.

                         KNOW WITH WHOM YOU'RE INVESTING

WHO MANAGES YOUR MONEY AND RUNS THE FUND'S DAY-TO-DAY BUSINESS?

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Fund's manager, handling business affairs for the Fund. The Manager was formed as an independently managed wholly-owned subsidiary of New York Life in April, 2000. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated certain of its administrative responsibilities to New York Life.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that aren't the responsibility of the Fund, including the fees paid to New York Life as the subadministrator.

For the fiscal year ended October 31, 2000, the Company, on behalf of the Fund, paid the Manager an aggregate fee for services performed of _____% as a percentage of the average daily net assets of the Fund.

The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing or Shareholder Servicing Agent.

As of December 31, 2000, the Manager managed over $____________ in assets.

NYLIM serves as Manager of the assets of the Fund. NYLIM is an indirect wholly-owned subsidiary of New York Life. The Fund's Directors oversee the management and operations of the Fund.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the Sweep Shares for the period of the Sweep Shares' operations. Certain information reflects financial results for a single Sweep Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Sweep Shares (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are available upon request.

MONEY MARKET FUND

                                                         SWEEP SHARES         SWEEP SHARES          SWEEP SHARES
                                                            CLASS                CLASS                 CLASS
                                                            -----                -----                 -----

                                                        JANUARY 1, 1999     DECEMBER 8, 1999
                                                            THROUGH              THROUGH            YEAR ENDED
                                                       OCTOBER 31, 1999*    DECEMBER 31, 1999    OCTOBER 31, 2000
                                                       -----------------    -----------------    ----------------

Net asset value at beginning of period .............       $   1.00            $   1.00
                                                           --------            --------

Net investment income ..............................           0.04                0.00(a)
                                                           --------            --------

Less dividends and distributions:
     From net investment income ....................          (0.04)              (0.00)(a)
                                                           --------            --------
     From net realized gain on investments .........             --                  --
Total dividends and distributions ..................          (0.04)              (0.00)(a)
                                                           --------            --------
Net asset value at end of period ...................       $   1.00            $   1.00
                                                           ========            ========
Total investment return ............................           3.53%(b)            0.31%
Ratios (to average net assets) /Supplemental
    Data:
     Net investment income .........................           4.18%+              4.18%+
     Net expenses ..................................           1.00%+              1.00%+
     Expenses (before reimbursement) ...............           1.12%+              1.13%+
Net assets at end of period (in 000's) .............       $152,268            $  6,957

----------------

* The Fund changed its fiscal year end from December 31 to October 31. ** Sweep Shares Class first offered on December 8, 1998
(a) Less than one cent per share.
(b) Total return is not annualized
+   Annualized.


NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE RELATED STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER BY THE COMPANY OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION

TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

[ECLIPSE LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054
Distributor of Money Market Fund Sweep Shares

NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life.

RECYCLE LOGO

MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054, call 1-800-695-2126.

You can obtain information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). You may visit the SEC's website at http://www.sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ECLIPSE FUNDS INC.

SEC File Number: 811-6175

[nylife logo]                                               MONEY MARKET
Money Market Fund Sweep Shares                               FUND SWEEP
Distributed by NYLIFE Distributors, Inc.,                      SHARES
Member NASD
300 Interpace Parkway, Building A                         PROSPECTUS DATED
Parsippany, NJ  07054                                      MARCH 1, 2001
13316-03/00                                   This Cover is Not Part of the Prospectus

                               ECLIPSE FUNDS INC.
                         MONEY MARKET FUND SWEEP SHARES


                       STATEMENT OF ADDITIONAL INFORMATION
                               DATE: MARCH 1, 2001

         This Statement of Additional Information supplements the information contained in the Prospectus for the Money Market Fund Sweep Shares dated March 1, 2001 as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to Eclipse Funds, Inc., 260 Cherry Hill Road, Parsippany, New Jersey 07054-1108, or by calling 1-800-695-2126. This Statement of Additional Information, although not in itself a prospectus, is incorporated in its entirety by reference in and is made a part of the Prospectus.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or NYLIFE Distributors, Inc. (the "Distributor"). This Statement of Additional Information and the Prospectus do not constitute an offer by the Company or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

         Shareholder inquiries should be made by writing directly to Eclipse Funds, Inc., 260 Cherry Hill Road, Parsippany, New Jersey 07054-1108, or by calling 1-800-695-2126. In addition, you can make inquiries through your registered representative.


         The Money Market Fund's financial statements, including the Statement of Assets and Liabilities and the Portfolio of Investments for the year ended October 31, 2000, the Statement of Operations for the year ended October 31, 2000, the Statement of Changes in Net Assets for the year ended October 31, 2000, the ten months ended October 31, 1999 and the year ended December 31, 1998, the notes to the Financial Statements, and the Report of the Independent Accountants, all of which are included in the Company's 2000 Annual Report to Shareholders, are hereby incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUND ........................................   3
         BORROWING ...........................................................   5
         COMMERCIAL PAPER ....................................................   6
         REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS .............   6
         U.S. GOVERNMENT SECURITIES ..........................................   7
         LENDING OF PORTFOLIO SECURITIES .....................................   7
         BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS ..........   8
         FLOATING AND VARIABLE RATE SECURITIES ...............................   8
         FOREIGN SECURITIES ..................................................   8
         WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS ...............   9
         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES ..................   9
         LOAN PARTICIPATION INTERESTS ........................................  16
         ZERO COUPON BONDS ...................................................  18
         RISKS ASSOCIATED WITH DEBT SECURITIES ...............................  18
FUNDAMENTAL INVESTMENT RESTRICTIONS ..........................................  19
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ......................................  20
DIRECTORS AND OFFICERS .......................................................  23
         COMPENSATION TABLE ..................................................  26
THE MANAGER AND THE DISTRIBUTOR ..............................................  27
         MANAGEMENT AGREEMENT ................................................  27
         SUB-ADVISORY AGREEMENT ..............................................  28
         SUB-ADMINISTRATION AGREEMENT ........................................  28
         DISTRIBUTION AGREEMENT ..............................................  29
         SERVICE FEES ........................................................  29
         DISTRIBUTION FEES ...................................................  30
ADDITIONAL INFORMATION .......................................................  31
PURCHASES AND REDEMPTIONS ....................................................  31
PORTFOLIO TRANSACTIONS AND BROKERAGE .........................................  32
NET ASSET VALUE ..............................................................  34
TAX INFORMATION ..............................................................  34
PERFORMANCE INFORMATION ......................................................  37
OTHER INFORMATION ............................................................  39
         CAPITALIZATION ......................................................  39
         BENEFICIAL OWNERSHIP OF SHARES ......................................  39
         CODE OF ETHICS ......................................................  39
         INDEPENDENT ACCOUNTANTS .............................................  40
         LEGAL COUNSEL .......................................................  40
         TRANSFER AGENT ......................................................  40
         CUSTODIAN ...........................................................  40
         REGISTRATION STATEMENT ..............................................  40
APPENDIX A DESCRIPTION OF SECURITIES RATINGS .................................  41
         MOODY'S INVESTORS SERVICE, INC. .....................................  41
         STANDARD & POOR'S ...................................................  43

                      ADDITIONAL INFORMATION ABOUT THE FUND


         Eclipse Funds Inc. (the "Company") is an open-end management investment company (or mutual fund) currently consisting of fourteen separate investment portfolios, one of which is the Money Market Fund (the "Fund"). This Statement of Additional Information discusses the Money Market Fund Sweep Shares (the "Sweep Shares"), a class of shares offered by the Fund.


         The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize, and certain risks involved with those investments, policies and strategies.

         The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Fund's Manager, New York Life Investment Management LLC (the "Manager" or "NYLIM"), shall determine whether a security presents minimal credit risk under procedures adopted by the Company's Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee," the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

         Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

         The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

         The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

         The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity. The Fund is a diversified fund as defined under the 1940 Act.

BORROWING

         The Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of the Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

COMMERCIAL PAPER

         The Fund may invest in commercial paper. The Fund will invest in commercial paper only if rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Manager determines that the commercial paper is of comparable quality. Commercial paper represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         The Fund may enter into domestic or foreign repurchase agreements with certain sellers determined to be creditworthy by the Manager. A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. The Manager seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. The Fund will not invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

         The Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

U.S. GOVERNMENT SECURITIES

         Government securities are obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

LENDING OF PORTFOLIO SECURITIES

         In accordance with guidelines adopted by the Board of Directors, the Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Fund, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Fund's agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager.

         As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by a Manager to be creditworthy and approved by the Board, and when, in the judgment of the Manager, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Manager determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33% of the value of the total assets of the Fund. Under the guidelines adopted by the Board of Directors, the Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

         Certificates of deposit are receipts from a bank or savings and loan association ("S&L"), for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Fund may not invest in time deposits maturing in more than seven days which are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

         The Fund will not invest in any obligation of a domestic or foreign bank unless (i) the bank has capital, surplus, and individual profits (as of the date of the most recently published financial statements) in excess of $100 million, or the equivalent in other currencies, and (ii) in the case of a U.S. bank, its deposits are insured by the Federal Deposit Insurance Corporation. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

         Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

         The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

FOREIGN SECURITIES

         The Fund may purchase U.S. dollar-denominated securities of foreign issuers. Foreign investing involves the possibility of expropriation, nationalization, confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

WHEN-ISSUED AND FIRM OR STANDBY COMMITMENT AGREEMENTS

         The Fund may from time to time purchase securities on a "when-issued" or "firm commitment" or "standby commitment" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued, or firm or standby commitment securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Company's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued, or firm or standby commitment securities may be sold prior to the settlement date, the Company intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         At the time the Company makes the commitment on behalf of the Fund to purchase a security on a when-issued, or firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that the Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued or firm commitment basis. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued, firm, or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Mortgage-related and asset-back securities, which include mortgage-backed securities, are securities that derive their value from underlying pools of loans that may include interests in pools of lower-rate debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

         The Fund will invest only in mortgage-related (or other asset-backed) securities that meet the requirements of Rule 2a-7 under the 1940 Act. In addition, if any such security is determined to be illiquid, the Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets.

         Mortgage Pass-Through Securities. Mortgage pass-through securities, which are securities representing interests in pools of mortgage-related securities, differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages.

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the

U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCS are not backed by the full faith and credit of the U.S. government.

         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Fund reserves the right to invest in them.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Manager are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid.

         Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The Fund will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of the Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgaged-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         The Manager expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Manager will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities. The Fund limits its investment in CMO residuals to less than 5% of its net assets.

         CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

         Risks Associated with Mortgage-Related Securities. As is the case with other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. If the Manager incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

         Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

         Other Asset-Backed Securities. The Manager expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile

Receivables ("CARS(sm)"). CARS(sm) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(sm) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(sm) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Consistent with the Fund's investment objective and policies and the requirements of Rule 2a-7, the Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.

LOAN PARTICIPATION INTERESTS

         The Fund may invest in participation interests in loans. The Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, the Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. The Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. The Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company. The Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's Employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

         When the Fund acts as co-lender in connection with a Participation Interest or when the Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Fund's Manager will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Fund considers Participation Interests not subject to puts to be illiquid.

         The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

ZERO COUPON BONDS

         Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year.

RISKS ASSOCIATED WITH DEBT SECURITIES

         To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

         Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Fund's shares.

         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager, such securities have the potential for future income (or capital appreciation, if any).

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund's investment restrictions set forth below are fundamental policies of the Fund; i.e., they may not be changed without a majority vote of the outstanding shares of the Fund, as defined in the 1940 Act. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this Statement of Additional Information and the Fund's objective as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values will not be considered a violation.

         THE FUND MAY NOT:

         (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund;

         (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (3) invest in a security if, with respect to 75% of its assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

         (4) borrow money or issue senior securities, except that the Fund may
(i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

         (5) lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Company's Directors;

         (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

         (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this Statement of Additional Information, (i) the Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) the Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

         (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the Company's fundamental investment restrictions, the Directors of the Company have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values will not be considered a violation.

         UNDER THESE RESTRICTIONS, THE FUND MAY NOT:

         (1) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

         (2) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets;

         (3) invest in other companies for the purpose of exercising control;

         (4) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

         (5) the Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

         (6) the Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

         The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager, pursuant to guidelines approved by the Directors.

         The Manager takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Fund is liquid, including at least the following:

         (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

         (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

         (iii) dealer undertaking to make a market in the 144A security; and

         (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         To make the determination that an issue of 4(2) commercial paper is liquid, the Manager must conclude that the following conditions have been met:

         (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

         (b) the 4(2) commercial paper is rated:

         (i) in one of the two highest rating categories by at least two NRSROs; or

         (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

         (iii) if the security is unrated, the Manager has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

         (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                             DIRECTORS AND OFFICERS

         The Board of Directors oversees the Fund and the Manager. Information pertaining to the Directors and Officers of the Company is set forth below. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


            NAME,                POSITION(S) WITH                         PRINCIPAL OCCUPATION(S)
       ADDRESS AND AGE             THE COMPANY                              DURING PAST 5 YEARS
       ---------------             -----------                              -------------------
Stephen C. Roussin*, 37       Director and Chairman         Mr. Roussin has been Director and Chairman of
51 Madison Avenue                                           MainStay Institutional Funds Inc., 1997 to present;
New York, NY 10010                                          President and Chief Operating Officer, New York Life
                                                            Investment Management Holdings LLC, (formerly, New
                                                            York Life Asset Management LLC) from 1999 to present;
                                                            President and Chief Operating Officer, New York Life
                                                            Investment Management LLC (formerly, New York Life
                                                            Asset Management Operating Company LLC), from 1999 to
                                                            present; President, Chief Executive Officer and
                                                            Trustee, The MainStay Funds, from 1997 to present;
                                                            Senior Vice President, New York Life Insurance
                                                            Company, from 1997 to present; Director, New York
                                                            Life Trust Company, from 1997 to present; Manager,
                                                            New York Life Benefit Services LLC (formerly,
                                                            Director, New York Life Benefit Services Inc.), from
                                                            1997 to present; Director, NYLIFE Securities, Inc.,
                                                            from 1997 to present; Manager and Chairman, MainStay
                                                            Shareholder Services LLC (formerly, MainStay
                                                            Shareholder Services Inc.), from 1997 to present;
                                                            Director, Eagle Strategies Corp., from 1997 to
                                                            present; and Manager, President and Chief Executive
                                                            Officer, MainStay Management LLC (formerly, MainStay
                                                            Management Inc.), from 1997 to March 2000, and
                                                            Chairman and Manager, from March 2000 to present;
                                                            Director, NYLIFE Distributors Inc., from 1997 to
                                                            present, Chairman, from March 2000 to present, and
                                                            Senior Vice President, from 1997 to March 2000;
                                                            Chairman and Director, New York Life Trust Company,
                                                            FSB, from June 2000 to present. Previously, he served
                                                            as Senior Vice President of Smith Barney from 1994 to
                                                            1997 and Division Sales Manager of Prudential
                                                            Securities from 1989 to 1994.


Patrick G. Boyle*, 46              Director                 Mr. Boyle has served as Senior Vice President, New
51 Madison Avenue                                           York Life Investment Management Holdings LLC
New York, NY 10010                                          (formerly New York Life Operating Company LLC), 1999
                                                            to present; Senior Vice President, Pension Department
                                                            New York Life Insurance Company, 1991 to present;
                                                            Director, NYLIFE Distributors, Inc., 1993 to 1996;
                                                            Chairman, Monitor Capital Advisors LLC, 1996 to 2000,
                                                            and Director, 1991 to present; Director, New York
                                                            Life International Investment Inc., 1995 to present;
                                                            Director, New York Life Trust Company, 1995 to
                                                            present; Director, NYL Capital Management Limited,
                                                            1994 to present; Member, American Council of Life
                                                            Insurance Pension Committee, 1992 to 1998; Director,
                                                            MBL Life Assurance Co., Inc., 1997 to present.

            NAME,                POSITION(S) WITH                         PRINCIPAL OCCUPATION(S)
       ADDRESS AND AGE             THE COMPANY                              DURING PAST 5 YEARS
       ---------------             -----------                              -------------------
Lawrence Glacken, 73                Director                Mr. Glacken has served as a Director of the MainStay
353 Canterbury Drive                                        Institutional Funds Inc. since their inception in
Ramsey, NJ 07446                                            January 1991. He served as Vice President of
                                                            Investment Banking for The First Boston Corporation
                                                            from 1964 to 1987 and has been retired since 1987.


Robert P. Mulhearn, 53              Director                Mr. Mulhearn has served as a Director of the MainStay
60 Twin Brooks Road                                         Institutional Funds Inc. since their inception in
Saddle River, NJ 07458                                      January 1991. He was a Managing Director at Morgan
                                                            Stanley from 1979 to 1987. Mr. Mulhearn has been a
                                                            Private Investor from 1987 to present.


Susan B. Kerley, 49                 Director                Ms. Kerley has served as a Director of the MainStay
P.O. Box 9572                                               Institutional Funds Inc. since their inception in
New Haven, CT 06535                                         January 1991. She has been President of Global
                                                            Research Associates since 1990. From 1988 to 1990,
                                                            she served as Manager of Special Investments at
                                                            Rockefeller & Co. She was Director of Research at
                                                            Rogers, Casey and Barksdale from 1983-1988. She has
                                                            also served as a Director of Citifunds from 1991 to
                                                            present.


Linda M. Livornese, 48            President                 Vice President, Pension Department, New York Life
51 Madison Avenue                                           Insurance Company, 1990 to present; Pension Vice
New York, NY 10010                                          President, Pension Department, New York Life
                                                            Insurance Company, 1988-1990; Assistant Vice
                                                            President, Pension Department, New York Life
                                                            Insurance Company, 1986-1988; Vice President, NYLIFE
                                                            Distributors Inc., 1993 to present; Vice President,
                                                            NYLIFE Securities Inc., 1992 to present.


Marc J. Brookman, 36              Executive                 Mr. Brookman has served as Vice President of New York
51 Madison Avenue               Vice President              Life Insurance Company from 1998 to present; Senior
New York, NY 10010                                          Vice President-Product Development MainStay
                                                            Institutional Funds, Inc. and Retirement Plans, 1998
                                                            to present; National Sales Director, Vice President,
                                                            United Asset Management Retirement Plan Services,
                                                            1996 to 1998.


Jefferson C. Boyce, 42           Senior Vice                Mr. Boyce has served as Senior Vice President New
51 Madison Avenue                 President                 York Life Insurance Company, 1994 to present; Senior
New York, NY 10010                                          Vice President The MainStay Funds, 1995 to present;
                                                            Director, Monitor Capital Advisors LLC, 1991 to 2000
                                                            and Senior Vice President, 1996 to 2000; Director,
                                                            MSC Holding, Inc., 1992 to present and Secretary,
                                                            1994 to present, Director, Eagle Strategies Corp.,
                                                            1993 to present, Director, NYLIFE Equity, Inc., 1993
                                                            to present, President and Chief Executive Officer,
                                                            NYLIFE Distributors, Inc., 1996 to present and
                                                            Director, 1993 to present Director, NYLIFE LLC, 1993
                                                            to present; Director, NYLIFE Structured Asset
                                                            Management Company Ltd., 1993 to present; Director,
                                                            CNP Realty Investments, Inc., 1994 to present;
                                                            Director, New York Life Benefit Services, LLC, 1994
                                                            to present; Director, NYLIFE Depositary Corporation,
                                                            present; Director, NYLIFE SFD Holding Inc. (formerly
                                                            NAFCO, Inc.), 1994 to present; Director, President
                                                            and Chief Executive Officer, NYLIFE Securities Inc.,
                                                            1996 to present; Chairman and Director, MainStay
                                                            Shareholder Services LLC, 1997 to present.

            NAME,                POSITION(S) WITH                         PRINCIPAL OCCUPATION(S)
       ADDRESS AND AGE             THE COMPANY                              DURING PAST 5 YEARS
       ---------------             -----------                              -------------------
Richard W. Zuccaro, 50             Tax Vice                 Mr. Zuccaro has served as Vice President, New York
51 Madison Avenue                  President                Life Insurance Company, 1995 to present; Tax Vice
New York, NY 10010                                          President, NYLIFE Securities Inc., 1987 to present;
                                                            Tax Vice President, NYLIFE SFD Holding Inc., 1990 to
                                                            present; Tax Vice President, NYLIFE Depositary Inc.,
                                                            1990 to present; Tax Vice President NYLIFE LLC, 1990
                                                            to present; Tax Vice President NYLIFE Insurance
                                                            Company of Arizona, 1990 to present; Tax Vice
                                                            President, NYLIFE Realty Inc., 1991 to present; Tax
                                                            Vice President NYLICO Inc., 1991 to present; Tax Vice
                                                            President, New York Life Fund Inc., 1991 to present,
                                                            Tax Vice President, New York Life International
                                                            Investment, Inc., 1991 to present; Tax Vice President
                                                            NYLIFE Funding Inc., 1991 to present Tax Vice
                                                            President, NYLCO, 1991 to present; Tax Vice
                                                            President, NYLIFE Equity Inc., 1991 to present; Tax
                                                            Vice President MainStay VP Series Fund, Inc., 1991 to
                                                            present; Tax Vice President, CNP Realty Investments,
                                                            Inc., 1991 to present; Tax Vice President, New York
                                                            Life Worldwide Holding, Inc., 1992 to present; Tax
                                                            Vice President, NYLIFE Structured Asset Management
                                                            Company Ltd., 1992 to present; Tax Vice President,
                                                            The MainStay Funds, 1991 to present; Tax Vice
                                                            President Eagle Strategies Corp. (registered
                                                            investment adviser), 1993 to present; Tax Vice
                                                            President, NYLIFE Distributors Inc., 1993 to present;
                                                            Vice President & Assistant Controller, New York Life
                                                            Insurance and Annuity Corp., 1995 to present; Vice
                                                            President, NYLCare Health Plans, Inc., 1995 to
                                                            present; Vice President -Tax, New York Life and
                                                            Health Insurance Co., 1996 to present; Tax Vice
                                                            President New York Life Trust Company, 1996 to
                                                            present; Tax Vice President, Monitor Capital Advisors
                                                            LLC, 1996 to 2000; Tax Vice President, NYLINK
                                                            Insurance Agency Incorporated, 1996 to present; Tax
                                                            Vice President, MainStay Shareholder Services LLC,
                                                            1997 to present.


John Flanagan, 54            Treasurer (Principal           Mr. Flanagan has served as Vice President and
51 Madison Avenue               Financial and               Treasurer, New York Life Investment Management LLC,
New York, NY 10010           Accounting Officer)            1999 to present; Vice President, New York Life
                                and Secretary               Insurance Company, 1999 to present; Vice President
                                                            and Chief Financial Officer, The MainStay Funds, 1999
                                                            to present; Director, Vice President and Chief
                                                            Financial Officer, New York Life Investment
                                                            Management (formerly MainStay Management LLC), 1999
                                                            to present; Director, Vice President and Chief
                                                            Financial Officer, MainStay Shareholder Services LLC,
                                                            1999 to present; Senior Vice President and Chief
                                                            Financial Officer, NYLIFE Distributors, Inc., 1999 to
                                                            present; Treasurer, Strong Funds and Senior Vice
                                                            President, Strong Capital Management, Inc., 1997 to
                                                            1998; Partner, predecessor to PricewaterhouseCoopers
                                                            LLP, 1994 to 1997.

            NAME,                POSITION(S) WITH                         PRINCIPAL OCCUPATION(S)
       ADDRESS AND AGE             THE COMPANY                              DURING PAST 5 YEARS
       ---------------             -----------                              -------------------
Patrick J. Farrell, 40       Assistant Treasurer            Mr. Farrell has served as Managing Director, New York
51 Madison Avenue               and Assistant               Life Investment Management LLC, 1998 to present;
New York, NY 10010                Secretary                 Corporate Vice President, New York Life Insurance
                                                            Company, 1996 to 1998; Assistant Treasurer, The
                                                            MainStay Funds, 1996 to present; Assistant Treasurer,
                                                            MainStay Institutional Funds, 1996 to present,
                                                            Assistant Treasurer, Eclipse Funds, 1996 to present,
                                                            Assistant Treasurer, MainStay VP Funds, 1996 to
                                                            present. Previously, he was Vice President, Alliance
                                                            Fund Services, 1988 to 1996.

----------
* Messrs. Boyle and Roussin are Directors who are "interested persons" of the Company as that term is defined in the 1940 Act.


         COMPENSATION TABLE

         As indicated in the above table, certain Directors and Officers also hold positions with NYLIM, MacKay Shields LLC, New York Life Insurance Company ("New York Life"), NYLIFE Securities Inc. and/or NYLIFE Distributors, Inc.

         The Independent Directors of the Company receive from the Company an annual retainer of $24,000 and a fee of $1,000 for each Board of Directors meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Directors who are affiliated with New York Life do not receive compensation from the Company.

         For the fiscal period ended October 31, 2000, the Directors received the following compensation from the Company and from certain other investment companies (as indicated) that have the same investment advisers as the Company or an investment adviser that is an affiliated person of one of the Company's investment advisers:


                                                                              TOTAL COMPENSATION FROM
                                                    AGGREGATE COMPENSATION      REGISTRANT AND FUND
                         NAME AND POSITION              FROM COMPANY(1)       COMPLEX PAID DIRECTORS
                         -----------------              ---------------       ----------------------
                         Lawrence Glacken                    $24,000                  $24,000
                         Director
                         Robert P. Mulhearn                  $23,000                  $23,000
                         Director
                         Susan B. Kerley                     $23,000                  $23,000
                         Director

         As of January 31, 2001, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of any class of the Fund.

                          THE MANAGER AND THE DISTRIBUTOR

      MANAGEMENT AGREEMENT

      Pursuant to the Management Agreement for the Fund dated November 21, 1997, New York Life Investment Management, LLC (the "Manager"), subject to the supervision of the Directors of the Company and in conformity with the stated policies of the Fund, administers the Fund's business affairs and investment advisory responsibilities.

      The Manager is a direct subsidiary of New York Life Insurance Company.

      The Directors, including the Independent Directors, approved the Management Agreement at an in-person meeting held on September 9, 1997. On November 17, 1997, the shareholders of the Fund approved the Management Agreement. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not "interested persons" of the Company or of the Manager (as the term is defined in the 1940 Act).

      Prior to December 29, 2000, the Fund was managed by MainStay Management LLC and sub-advised by New York Life Asset Management Operating Company LLC ("NYLAMOC"). The previous manager and sub-adviser were each indirect subsidiaries of New York Life. On October 19, 2000, the Directors of the Company approved a Substitution Agreement which substituted NYLIM for MainStay Management LLC as Manager to the Fund.

      The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Directors of the Company to serve in the capacities in which they have been elected or appointed.

      The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

      In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

      (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of the Directors not affiliated with the Manager; and

      (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Company.

      For its services, the Fund pays the Manager a monthly fee. (See the Prospectus, "Know With Whom You're Investing.")

      For the year ended December 31, 1998, the Fund paid the Manager management fees of $1,386,536. For the ten months ended October 31, 1999, the Fund paid the Manager Management fees of $1,470,982. For the year ended October 31, 2000, the Fund paid the Manager management fees of $__________.

      The Manager has agreed to limit certain Fund expenses as discussed in the Prospectus. In connection with a voluntary expense limitation, the Manager assumed expenses in the amount of $383,039 for the year ended December 31, 1998, $343,743 for the ten months ended October 31, 1999 and $______ for the year ended December 31, 2000.

      As long as the expense limitation continues, it may lower the Fund's expenses and increase its yield. The voluntary expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its yield may be reduced, depending on the total assets of the Fund.

      SUB-ADVISORY AGREEMENT

      In previous years, prior to a change in management structure, the Manager, not the Fund, paid the Fund's Subadvisor, New York Life Asset Management Operating Company LLC ("NYLAMOC"), a monthly fee calculated on the basis of the Fund's average daily net assets during the preceding month at an annual rate of 0.10%. NYLAMOC replaced New York Life on April 1, 2000 as Subadvisor to the Fund pursuant to a substitution agreement by and among the Manager, NYLAMOC and New York Life.

      For the fiscal year ended December 31, 1998, the amount of the sub-advisory fees paid by the Manager to the Subadvisor was $277,307. For the ten months ended October 31, 1999, the amount of Sub-Advisory fees payable by the Manager to the Subadvisor was $294,196. For the fiscal year ended October 31, 2000, the amount of Sub-Advisory fees payable by the Manager to the Subadvisor was $________.

      SUB-ADMINISTRATION AGREEMENT

      Prior to April 1, 2000 the Manager had delegated certain of its administrative responsibilities to New York Life Insurance Company pursuant to a Sub-Administration Agreement between the Manager and New York Life. Under the Sub-Administration Agreement, among other things, New York Life Insurance Company responded to shareholder inquiries and prepared shareholder reports. For these services, the Manager paid a percentage of its management fees to New York Life Insurance Company. For the year ended December 31, 1998, the Manager paid New York Life $1,109,299 and $383,039 was waived or reimbursed, in connection with the Fund. For the ten months ended October 31, 1999, the Manager paid New York Life $1,176,785 and $343,743 was waived or reimbursed. For the fiscal year ended October 31, 2000, the Manager paid New York Life $______ and $______ was waived or reimbursed, in connection with the Fund.

      DISTRIBUTION AGREEMENT

      NYLIFE Distributors, Inc. serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities sells shares of the Fund pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Fund's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

      The Company anticipates making a continuous offering of the Fund's shares, although it reserves the right to suspend or terminate such offering at any time. The Distribution Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Distributor nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Directors") at a meeting held on March 14, 2000. The Distribution Agreement is subject to annual approval by the Board of Directors. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Company's Directors who are not "interested persons" (as defined in the 1940
Act) of the Company, upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.

      SERVICE FEES

      The Company has adopted a Shareholder Services Plan with respect to the Sweep Shares. Under the terms of the Plan, the Company is permitted to pay, out of the Sweep Shares assets of the Fund, a fee in the amount of 0.25% on an annualized basis of the average daily net assets attributable to the Sweep Shares, to the Manager, its affiliates or independent third party service providers, for providing services in connection with the administration of plans or programs that use Fund shares as their funding medium.

      Under the terms of the Shareholder Services Plan, the Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Sweep Shares. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

      The Plan provides that it may not be amended to materially increase the costs which holders of Sweep Shares may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) those Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such amendment, and by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Sweep Shares.

      The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Independent Directors. The Plan was approved by the Directors, including the Independent Directors, at a meeting held on September 1, 1998. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Independent Directors. The Plan was last approved by the Directors, including the Independent Directors, at a meeting held March 14, 2000. The Plan provides that the Manager shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

      DISTRIBUTION FEES

      The Company has adopted a Rule 12b-1 Plan of Distribution ("12b-1 Plan") with respect to the Sweep Shares. Under the terms of the 12b-1 Plan, the Company is permitted to pay, out of the Sweep Shares assets of the Fund, a fee at the annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares, to the Distributor, NYLIFE Securities, Inc. or any other broker-dealer or other financial institution, for account sweep and other distribution-related services to the Sweep Shares and for services to shareholders of the Sweep Shares. The amounts payable under the 12b-1 Plan are used to support the distribution of Sweep Shares, including the establishment and operation of account sweep services and any other activities or expenses primarily intended to result in the sale of Sweep Shares.

      The 12b-1 Plan provides that it may not be amended to materially increase the costs which holders of Sweep Shares may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendment, and by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Sweep Shares.

      The 12b-1 Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Independent Directors. The 12b-1 Plan was approved by the Directors, including the Independent Directors, at a meeting held on September 1, 1998.

      The 12b-1 Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Independent Directors. The 12b-1 Plan was last approved by the Directors, including the Independent Directors, at a meeting held on March 14, 2000. The Plan provides that NYLIFE Distributors, Inc. and/or NYLIFE Securities, Inc. shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

      For the fiscal period from November 24, 1998 through December 31, 1998, the Fund's Sweep Shares paid $106.78 pursuant to the Sweep Shares Rule 12b-1 Plan. For the ten months ended October 31, 1999, the Fund's Sweep Shares paid $258,999 pursuant to the Sweep Shares Rule 12b-1 Plan. For the fiscal year ended October 31, 2000, the Fund's Sweep Shares paid $_______ pursuant to the Sweep Shares Rule 12b-1 Plan.

                               ADDITIONAL INFORMATION

      Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to Eclipse Shareholder Services. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

      Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to Eclipse Shareholder Services for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at Eclipse Shareholder Services by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

                             PURCHASES AND REDEMPTIONS

      Purchases and redemptions are discussed in the Prospectus under the heading "Shareholder Guide" and that information is incorporated herein by reference.

      The Company determines the net asset value per share of the Fund on each day the New York Stock Exchange is open for trading.

      The Company reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

      For shares of the Fund redeemed within any 90-day period, the Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed in kind, should such a distribution occur.

                        PORTFOLIO TRANSACTIONS AND BROKERAGE

      Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In effecting purchases and sales of portfolio securities for the account of the Fund, the Manager will seek the best execution of the Fund's orders. The Manager attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Directors may determine, the Manager may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

      Under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may cause the Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Company or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of the Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Company and the Manager's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Company, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager. Research provided by brokers is used for the benefit of all of the Manager's clients and not solely or necessarily for the benefit of the Company. The Manager's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager as a consideration in the selection of brokers to execute portfolio transactions.

      In certain instances there may be securities which are suitable for a fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager. Investment decisions for a Fund and for the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

      The Management fee that the Manager receives on behalf of the Fund will not be reduced as a consequence of the Manager's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Manager in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager in carrying out their obligations to the Funds.

      For the year ended December 31, 2000, the fiscal period ended October 31, 1999 and the year ended December 31, 1998, the Fund paid no brokerage commissions on portfolio transactions for the Sweep Shares.

      As of October 31, 2000, the Fund held commercial paper of the following issuers with whose broker-dealer subsidiaries or affiliates the Fund regularly conducts business:

                  BROKER-DEALER                        MARKET VALUE
                  Goldman Sachs Group Inc. (The)       $__________

                  Merrill Lynch & Co. Inc.             $__________

                  Morgan (J.P.) & Co. Inc.             $__________

                  Salomon Smith Barney Holdings Inc.   $__________

                                 NET ASSET VALUE

      The Company determines the net asset value per share of each class of the Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of noon (New York City time) for the Sweep Shares of the Fund, by dividing the amortized cost of the total assets attributable to a class, less liabilities attributable to that class, by the total number of outstanding shares of that class.

      Portfolio securities of the Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

                                  TAX INFORMATION

      The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in the Fund.

      The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and elects, it generally will not be subject to Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders.

      To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

      If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

      The Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from Federal income tax.

      Dividends paid to shareholders out of the Fund's "net investment company taxable income" will be taxable to shareholders as ordinary dividend income, and to the extent attributable to dividends received from U.S. corporations, may be eligible for the dividends received deduction in the hands of shareholders. Distributions of the Fund's net capital gains, if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

      The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

      Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

      Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

      Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

      Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

      If the Fund holds zero coupon bonds in its portfolio it will recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even through funds representing such income have not been received by the Fund.

      The Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

      The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                              PERFORMANCE INFORMATION

      The Company may, from time to time, include the yield and effective yield and total return of the Fund in advertisements, sales literature, or reports to shareholders or prospective investors.

      Current yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

      The current and effective seven-day average yields as of October 31, 2000 for the Money Market Fund's Sweep Shares were ____% and ____%. Had certain expenses not been assumed by the Manager, these yields would have been ____% and ____%.

      In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

      From time to time, advertising and sales literature for the Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and other pertinent facts relating to the management of the Fund by the Manager.

      From time to time the Fund may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

      In addition, performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Salomon Smith Barney Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Smith Barney World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and
(iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Fund. Advertisements for a Fund may also include general information about the performances of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      From time to time, advertisements for the Fund may include general information about the services and products offered by the Fund, The MainStay Funds and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                 OTHER INFORMATION

      CAPITALIZATION

      The Fund is a separate portfolio of the Company, an open-end management investment company, incorporated under the laws of Maryland on September 21, 1990. The Company was formerly known as New York Life Institutional Funds Inc. On January 3, 1995 the name of the Company was changed to MainStay Institutional Funds Inc. and on _________, 2000, the name of the Company was changed to its present form. In addition to the Sweep Shares, the Fund offers two other classes of shares, the No-Load Class and the Service Class. The Company also offers ten other portfolios, each of which has two classes of shares. The Board of Directors may establish additional portfolios (with different investment objectives and fundamental policies), and classes thereof, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

      BENEFICIAL OWNERSHIP OF SHARES

      The following table sets forth the information concerning beneficial and record ownership as of January 31, 2001, of the Fund's shares by each person who beneficially or of record owned more than 5% of the Money Market Sweep Shares:

                     NAMES AND ADDRESS           PERCENTAGE OF
                      OF SHAREHOLDER           OUTSTANDING SHARES
                     -----------------         ------------------



      CODE OF ETHICS

      The Company has adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Company and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Company or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Company or the Manager unless such power is the result of their position with the Company or Manager. Such persons are generally required to preclear all security transactions with the Company's Compliance Officer or his designee and to report all transactions on a regular basis. Subject to these restrictions, these persons are permitted to invest in securities, including securities that may be purchased or held by the Funds. The Company has developed procedures for administration of the Code of Ethics.

      INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Company. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountant, given on the authority of said firm as experts in auditing and accounting.

      LEGAL COUNSEL

      Dechert (formerly Dechert Price & Rhoads), 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Company, and also acts as counsel to the Company.

      TRANSFER AGENT



      MainStay Shareholder Services ("MSS"), a division of NYLIM Shareholder Services LLC, is the Fund's Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS, whose address is 260 Cherry Hill Road, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MSS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MSS is paid a per account fee and out-of-pocket expenses by the Fund. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 2 Heritage Drive, North Quincy, MA 02171. BFDS will perform certain of the services for which MSS is responsible. In addition, the Fund or MSS may contract with other service organizations, including affiliates of MSS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.


      CUSTODIAN

      The Bank of New York, 90 Washington Street, New York, NY 10286, is custodian of the Funds' investments and has subcustodial agreements for holding the Funds' foreign investments.

      REGISTRATION STATEMENT

      This Statement of Additional Information and the Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                 APPENDIX A DESCRIPTION OF SECURITIES RATINGS

                       MOODY'S INVESTORS SERVICE, INC.

            Corporate and Municipal Bond Ratings

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

      Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

      MUNICIPAL SHORT-TERM LOAN RATINGS

      MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

      Corporate Short-Term Debt Ratings

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                              STANDARD & POOR'S

      Corporate and Municipal Long-Term Debt Ratings

      Investment Grade

      AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      SPECULATIVE GRADE

      Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

      D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Short-Term Rating Definitions

      A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                            PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS

a.      Articles of Organization:

        (1)    Articles of Incorporation. (1)

        (2)    Agreement and Declaration of Trust. (20)

        (3)    Amendment to Agreement and Declaration of Trust. (18)

        (4)    Second Amendment to Agreement and Declaration of Trust. (21)

        (5)    Articles Supplementary. (2)

        (6)    Articles of Amendment. (4)

        (7)    Certificate of Designation. (15)

        (8)    Certificate of Redesignation. (16)

        (9)    Form of Articles Supplementary. (6)

        (10)   Articles of Amendment. (7)

        (11)   Form of Articles Supplementary. (12)

        (12)   Articles Supplementary. (*)

        (13)   Articles of Amendment. (*)

b.      By-laws

        (1)    By-Laws of Eclipse Funds Inc. (1)

        (2)    By-Laws of Eclipse Funds. (20)

c.      Specimen Certificates for Common Stock (3)

d.      (1)    (a)    Form of (composite) Management Agreement between MainStay
                      Institutional Funds Inc., on behalf of the Bond Fund, EAFE
                      Index Fund, Growth Equity Fund, Indexed Bond Fund, Indexed
                      Equity Fund, International Bond Fund, International Equity
                      Fund, Money Market Fund, Asset Manager Fund (formerly
                      Multi-Asset Fund), Short-Term Bond Fund and Value Equity
                      Fund, and MainStay Management LLC. (11)

               (b) Form of Management Agreement between MainStay Institutional Funds Inc., on behalf of the Core Bond Plus Fund, Mid Cap Core Fund and Tax Free Bond Fund, and New York Life Investment Management LLC. (13)

               (c) Substitution Agreement between MainStay Institutional Funds Inc. and New York Life Investment Management LLC. (**)

               (d) Management Agreement between MainStay Institutional Funds Inc., on behalf of Core Bond Plus Fund, and New York Life Investment Management LLC. (**)

        (2)    (a)    Copy of Amended Management Contract between the Trust and
                      Towneley Capital Management, Inc. (14)

               (b) Form of Management Contract between the Trust and Towneley Capital Management, Inc. relating to the Ultra Short-Term Income Fund and the Growth and Income Fund. (15)

               (c) Copy of Amendment to Management Contract dated January 7, 1987, as amended between the Trust and Towneley Capital Management, Inc. relating to the Eclipse Ultra Short-Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund (formerly Growth and Income Fund), and Eclipse Small-Cap Value Fund (formerly Equity Fund). (16)

               (d) Management Agreement between Eclipse Funds and New York Life Investment Management. (**)

               (e) Copy of Fee Waiver Between the Trust and Towneley Capital Management, Inc., with respect to Eclipse Ultra Short-Term Income Fund. (16)

        (3) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short-Term Bond Fund and Value Equity Fund, and MacKay Shields LLC. (11)

        (4) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Asset Manager Fund (formerly Multi-Asset Fund), and Monitor Capital Advisors LLC. (11)

        (5) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Money Market Fund and New York Life Insurance Company. (11)

        (6) Form of Sub-Advisory Agreement between New York Life Investment Management LLC, on behalf of the Core Bond Plus Fund and the Tax Free Bond Fund, and MacKay Shields LLC.
                      (13)

e.      Distribution Agreements:

        (1)           Distribution Agreement. (5)

        (2) Form of Distribution Agreement Between Eclipse Funds and NYLIFE Distributors Inc. (*)

f.      Not Applicable.

g.      (1)           Form of Custody Agreement. (6)

        (2) Copy of Custody Agreement between the Trust and Investors Fiduciary Trust Company. (14)

        (3)           Amended Schedule C to the Custody Agreement. (*)

        (4) Form of Custody Agreement between Eclipse Funds and The Bank of New York (**)

h.      (1)    (a)    Form of Transfer Agency and Service Agreement. (2)

               (b) Amended Fee Schedule to the Transfer Agency and Service Agreement (*)

               (c) Copy of Transfer Agency Agreement between the Trust and Investors Fiduciary Trust Company. (14)

               (d) Form of Transfer Agency and Service Agreement between Eclipse Funds and NYLIM Shareholder Services LLC.(*)

        (2)           Form of License Agreement. (2)

        (3) Form of Service Agreement with New York Life Benefit Services LLC. (10)

        (4)           Form of Service Agreement with New York Life Insurance
                      Company. (10)

        (5) Copy of Administration Contract between the Trust and NYLIFE Securities Inc. (17)

        (6)    (a)    Sub-Transfer Agency and Service Agreement. (*)

               (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement. (**)

i.      Opinion and Consent of Counsel. (*)


j.      Auditors' consent. (**)


k.      Not Applicable.

l.      (1)    Initial Subscription Agreement. (3)

        (2) Investment representation letter of initial purchaser of shares of beneficial interest of the Trust. (18)

m.      (1)    Form of Account Application. (3)

        (2)    Shareholder Services Plan. (10)

        (3)    Amended and Restated Shareholder Services Plan. (12)

        (4)    Shareholder Services Plan for Money Market Fund Sweep Shares.
               (12)

        (5) Plan of Distribution Pursuant to Rule 12b-1 for Money Market Fund Sweep Shares. (12)

n.      Not Applicable.

o.      (1)    Multiple Class Plan. (11)

               (a)    Amendment to Multiple Class Plan.  (*)

        (2)    Form of Amended and Restated Multiple Class Plan. (12)

p.      (1)    Form of Code of Ethics for The MainStay Institutional Funds Inc.
               (13)

        (2)    Form of Code of Ethics for MainStay Management LLC. (13)

        (3)    Form of Code of Ethics for MacKay Shields LLC. (13)

        (4)    Form of Code of Ethics for Monitor Capital Advisors LLC. (13)

        (5)    Form of Code of Ethics for NYLIM. (13)

        (6)    Form of Code of Ethics for NYLIFE Distributors, Inc. (13)

        (7)    Form of Code of Ethics for the Trust. (19)

--------------
*   Filed herewith.

** To be filed by amendment.

1.  Filed with Registration Statement No. 33-36962 on September 21, 1990.

2. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-36962 on November 19, 1990.

3. Filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.

4. Filed with Post-Effective Amendment No. 4 to Registration Statement No. 33-36962 on November 2, 1992.

5. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-36962 on April 29, 1994.

6. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 33-36962 on October 14, 1994.

7. Filed with Post-Effective Amendment No. 8 to Registration Statement No. 33-36962 on December 29, 1994.

8. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-36962 on April 28, 1995.

9. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-36962 on February 28, 1996.

10. Filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-36962 on May 1, 1997.

11. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-36962 on May 1, 1997.

12. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.

13. Filed with Post-Effective Amendment No. 24 to Registration Statement No. 33-36962 on October 18, 2000.

14. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-8865 on April 30, 1990.

15. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-8865 on October 13, 1994.

16. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-8865 on April 30, 1999.

17. Filed with Post-Effective Amendment No. 9 to Registration Statement No. 33-8865 on April 30, 1991.

18. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-8865 on January 9, 1987.

19. Filed with Post-Effective Amendment No. 20 to Registration Statement No. 33-8865 on April 27, 2000.

20. Filed with Initial Registration Statement No. 33-8865 on September 19, 1986.

21. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-8865 on February 27, 1998.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANTS

        The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indicated accordingly.

                           NAME OF ORGANIZATION (JURISDICTION) (1)

MainStay VP Series Fund, Inc. (Maryland) (2)
The MainStay Funds (Massachusetts) (2)

New York Life Investment Management Holdings LLC (Delaware)
        MacKay Shields LLC (Delaware)
               MacKay Shields Domestic General Partner LLC (Delaware) Madison Square Advisors LLC (Delaware)
        NYLCAP Manager LLC (Delaware)
               New York Life Capital Partners LLC (Delaware)
MainStay Management LLC (Delaware)
MainStay Shareholder Services LLC (Delaware)
Monitor Capital Advisors LLC (Delaware)
New York Life Investment Management LLC (Delaware)
New York Life Benefit Services LLC (Delaware)
New York Life International Investment Asia Ltd. (Mauritius)
NYLIFE Distributors Inc. (Delaware)
New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)
        GEO New York Life, S.A. (Mexico)
        New York Life Insurance Ltd. (South Korea)
        La Buenos Aires New York Life Seguros de Vida S.A. (Argentina) 40% La Buenos Aires New York Life Seguros de Retiro S.A. (Argentina) 40% Maxima S.A. AFJP (Argentina) 40%
        New York Life Insurance Worldwide Ltd. (Hong Kong) [incorporated in Bermuda]
        New York Life International Holdings Ltd. (Mauritius)
        New York Life International India Fund LLC (Mauritius) (90%)
        New York Life Insurance (Philippines), Inc.
        New York Life Worldwide Capital, Inc. (DE)
        NYLife Thailand, Inc. (Thailand)
        NYLI-VB Asset Management Co. LLC (Mauritius) (90%)
        P.T. Asuransi Jiwa Sewu-New York Life (50.2%) (Indonesia)
               Seguros Monterrey, S.A.
                      Corporativo Seguros
                      Centro Nacional de Servicios y Operaciones
                      Centro de Capacitacion Monterrey
               Fianzas Monterrey, S.A.
                      Operadora FMA

Max New York Life Insurance Company PVD Ltd. (26%)
        New York Life Settlement Corporation
New York Life Irrevocable Trust of 1996(3)
NYLIFE LLC (Delaware)
        Avanti Corporate Health Systems, Inc. (Delaware)
               Avanti of the District, Inc. (Maryland)
Eagle Strategies Corp. (Arizona)
New York Life Capital Corporation (Delaware)
New York Life (U.K.) Ltd. (England)(4) (99.97%)
        Life Assurance Holding Corporation Limited (23%) (South Korea)
               Windsor Life Assurance Company Limited (Indonesia)
        Windsor Construction Company Limited
New York Life International Investment Inc. (Delaware)
        Monetary Research Ltd. (Bermuda)
        NYL Management Limited (formerly Quorum Capital Management Limited)
               (England)
New York Life International Investment Asia Ltd. (Mauritius)
New York Life Trust Company (New York)
NYLCare NC Holdings, Inc. (Delaware)
        WellPath Community Health Plans LLC (North Carolina) (NYLCare
        NC Holdings, Inc. owns 25%; Duke Medical Strategies, Inc. owns remaining 75%)
        ETHIX Southeast, Inc. (North Carolina)
        WPCHP Holdings, Inc. (formerly Sanus-New England, Inc.)
        (Delaware)
               WellPath Preferred Services LLC (99.9%; WPCHP
               Holdings, Inc. owns other 0.1%) (Delaware)
                      WellPath Select Holdings LLC (99.9%; WPCHP Holdings,
                             Inc. owns other 0.1%) (North Carolina)
                      WellPath Select, Inc. (formerly WellPath Community
                      Health Plans, Inc.)

NYLIFE Administration Corp. (Delaware)
NYLIFE Structured Asset Management Company Ltd.
NYLIFE HealthCare Management, Inc. (Delaware)
        Express Scripts, Inc. (39.4% of total combined stock and 89.6%
               of the voting rights) (Delaware)
Express Scripts Vision Corporation (Delaware)
ESI Canada Holdings, Inc. (Canada)
ESI Canada, Inc. (Canada)
ESI/VRX Sales Development Co.
Diversified Pharmaceutical Services (P.R.), Inc.
Diversified Pharmaceutical Services, Inc.
        Diversified NY IPA, Inc.
Express Scripts Specialty Distribution Services, Inc.
ESI Utilization Management Co.
ESI Claims, Inc.
ESI Mail Pharmacy Services, Inc.

Great Plains Reinsurance Company
IVTx, Inc.
Practice Patterns Science, Inc.
Value Health, Inc.
ValueRx of Michigan, Inc.
Your Pharmacy.com, Inc. (Delaware)
NYLIFE Refinery Inc.
NYLIFE Securities Inc. (Delaware)
NYLINK Insurance Agency Incorporated (Delaware)
        NYLINK Insurance Agency of Alabama, Incorporated (Alabama)
        NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii)
        NYLINK Insurance Agency of Idaho, Incorporated (Idaho)(5)(4)
        NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts) NYLINK Insurance Agency of Montana, Incorporated (Montana)
        NYLINK Insurance Agency of Nevada, Incorporated (Nevada)
        NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico) NYLINK Insurance Agency of Ohio, Incorporated (Ohio)(4)
        NYLINK Insurance Agency of Oklahoma, Incorporated (Oklahoma)(4)
        NYLINK Insurance Agency of Texas, Incorporated (Texas)(4)
        NYLINK Insurance Agency of Washington, Incorporated (Washington) NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming)
        NYLTEMPS Inc.
        Prime Provider Corp.
          Prime Provider Corp. of Texas
        WellPath of Arizona Reinsurance company (formerly Sanus Reinsurance Company)

NYLIFE Insurance Company of Arizona (Arizona)

----------
(1) By including the indicated corporation in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.

(2) This entity is an unaffiliated registered investment company for which New York Life and/or its subsidiaries perform investment management, administrative, distribution and underwriting services. It is not a subsidiary of New York Life but is included for informational purposes only.

(3) An unaffiliated trust formed solely for the purpose of holding shares of New York Life Settlement Corporation. It is not a subsidiary of New York Life but is included for informational purposes only.

(4)     One Share is held in the name of a Nominee as required by British law.

(5) These entities are unaffiliated insurance agencies for which New York Life and its subsidiaries perform administrative services. They are not subsidiaries of New York Life but are included for informational purposes only.

ITEM 25. INDEMNIFICATION

        Reference is made to Article VI of the Company's By-Laws (Exhibit 2), and Article VII, Section 2 of the Company's Articles of Incorporation (Exhibit
1), which are incorporated by reference herein.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The Trust incorporates herein by reference the response to Item 27 of the Registration Statement on Form N-1A filed with the Commission on September 19, 1986.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

        The business of New York Life Investment Management LLC and MacKay Shields LLC is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

        The business or other connections of each manager and officer of New York Life Investment Management LLC is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (File No. 801-57396) and is hereby incorporated herein by reference.

        The business or other connections of each manager and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

a.      NYLIFE Distributors Inc. also acts as the principal underwriter for:
        The MainStay Funds (File No. 33-2610)
        NYLIAC Variable Universal Life Separate Account I
        NYLIAC Multi-Funded Annuity Separate Account I
        NYLIAC Multi-Funded Annuity Separate Account II
        NYLIAC Variable Annuity Separate Account I
        NYLIAC Variable Annuity Separate Account II
        NYLIAC Variable Annuity Separate Account III
        NYLIAC Variable Life Insurance Separate Account
        NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account

b.
            NAME AND PRINCIPAL               POSITION(S) AND              POSITION(S) AND
             BUSINESS ADDRESS             OFFICE(S) WITH NYLIFE            OFFICE(S) WITH
                                           DISTRIBUTORS, INC.                REGISTRANT
        ----------------------------    --------------------------    -------------------------
        Brady, Robert E.                Director and Vice             None
        260 Cherry Hill Road            President
        Parsippany, NJ  07054

        Boyce, Jefferson C.             Director                      Senior Vice President
        504 Carnegie Center
        Princeton, NJ  08540

        Roussin, Stephen C.             Senior Vice President         Director and Chairman
        300 Interpace Parkway           and Director
        Parsippany, NJ  07054

        Gallo, Michael G.               Director                      None
        51 Madison Avenue
        New York, NY  10010

        Rock, Robert D.                 Director                      None
        51 Madison Avenue
        New York, NY  10010

        Boccio, Frank M.                Director                      None
        51 Madison Avenue
        New York, NY  10010

        Hildebrand, Phillip J.          Director                      None
        51 Madison Avenue
        New York, NY  10010

        Levy, Richard D.                Director                      None
        51 Madison Avenue
        New York, NY  10010

        Adasse, Louis H.                Corporate Vice President      None
        51 Madison Avenue
        New York, NY  10010

        Flanagan, John A.               Senior Vice President         Treasurer, Chief
        300 Interpace Parkway           and Chief Financial           Financial
        Parsippany, NJ  07054           Officer
                                                                      and Accounting Officer
        Calhoun, Jay S.                 Senior Vice President         None
        51 Madison Avenue               and Treasurer
        New York, NY  10010

        Warga, Thomas J.                Senior Vice President         None
        51 Madison Avenue               and General Auditor
        New York, NY  10010

        Livornese, Linda M.             Vice President                President
        Morris Corporate Center I
        Building A, 300
        Interpace Parkway
        Parsippany, NJ  27054

        Murray, Thomas J.               Corporate Vice President      None
        51 Madison Avenue
        New York, NY  10010

        Krystel, David J.               Vice President                None
        51 Madison Avenue
        New York, NY  10010

        McInerney, Barbara              Vice President                None
        51 Madison Avenue
        New York, NY  10010

        Leier, Albert W.                Assistant Vice President      None
        300 Interpace Parkway
        Parsippany, NJ  07054

        Arizmendi, Arphiela             Assistant Vice President      Assistant Treasurer
        300 Interpace Parkway
        Parsippany, NJ  07054

        Cirillo, Antoinette B.          Assistant Vice President      Assistant Treasurer
        300 Interpace Parkway
        Parsippany, NJ  07054

        Lorito, Geri                    Assistant Vice President      Assistant Treasurer
        300 Interpace Parkway
        Parsippany, NJ  07054

        Gomez, Mark A.                  Secretary                     None
        51 Madison Avenue
        New York, NY  10010

        Whittaker, Lori S.              Assistant Secretary           None
        51 Madison Avenue
        New York, NY  10010

c.      Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

        Certain accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Rules promulgated thereunder are maintained at the offices of the Company and Trust, and New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of New York Life Investment Management LLC and NYLIFE Distributors Inc., 300 Interpace Parkway, Parsippany NJ 07054, and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for the Funds are maintained by The Bank of New York, 90 Washington Street, New York, NY 10286. Records relating to the duties of the Company's and Trust's transfer agent are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 29.  MANAGEMENT SERVICES.

        Not Applicable.

ITEM 30.  UNDERTAKINGS.

        None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act and the Investment Company Act, Eclipse Funds Inc. has duly caused this Post-Effective Amendment to its Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York, on the 29th day of December, 2000.

                       ECLIPSE FUNDS INC. (the "Company")



                           By: /s/ Linda M. Livornese
                               ----------------------
                               Linda M. Livornese
                               President

        Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 25 to the Company's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           SIGNATURE                            TITLE                         DATE
---------------------------------    ----------------------------    -----------------------
/s/ STEPHEN C. ROUSSIN
---------------------------------
Stephen C. Roussin*                  Chairperson and Director        December 29, 2000

/s/ PATRICK G. BOYLE
---------------------------------
Patrick G. Boyle*                    Director                        December 29, 2000

/s/ LAURENCE GLACKEN
---------------------------------
Lawrence Glacken*                    Director                        December 29, 2000

/s/ ROBERT P. MULHEARN
---------------------------------
Robert P. Mulhearn*                  Director                        December 29, 2000

/s/ SUSAN B. KERLEY
---------------------------------
Susan B. Kerley*                     Director                        December 29, 2000

/s/ LINDA M. LIVORNESE
---------------------------------
Linda M. Livornese                   President (Principal            December 29, 2000
                                     Executive Officer)
/s/ JOHN A. FLANAGAN
---------------------------------
John A. Flanagan                     Treasurer (Principal            December 29, 2000
                                     Financial and Accounting
                                     Officer)

*By:    /s/ John A. Flanagan
        as Attorney-in-Fact

* Pursuant to Powers of Attorney filed with Post-Effective Amendment No. 23 to the Registration Statement filed on February 29, 2000 for file No. 33-36962.

                                  Exhibit INDEX


(a)(12)        Articles Supplementary.

(a)(13)        Articles of Amendment.

(e)(2) Form of Distribution Agreement Between Eclipse Funds and NYLIFE Distributors Inc.

(g)(3)         Amended Schedule C to the Custody Agreement.

(h)(1)(b)      Amended Fee Schedule to the Transfer Agency and Service Agreement

(h)(1)(d) Form of Transfer Agency and Service Agreement between Eclipse Funds and NYLIM Service Company LLC.

(h)(6)(a)      Sub-Transfer Agency and Service Agreement.

(i)            Opinion and Consent of Counsel.




(o)(1)(a)      Amendment to Multiple Class Plan.


                                      C-14